                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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   Filed by a Party other than the Registrant  [_]

   Check the appropriate box:
   [X]  Preliminary Proxy Statement
   [_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [_]  DEFINITIVE PROXY STATEMENT
   [_]  Definitive Additional Materials
   [_]  Soliciting Material Under Rule 14a-12

                        ENCOMPASS SERVICES CORPORATION

                ----------------------------------------------

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                ----------------------------------------------

                  (NAME OF PERSON(S) FILING PROXY STATEMENT,
                         IF OTHER THAN THE REGISTRANT)

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--------------------------------------------------------------------------------

             Preliminary Proxy Materials dated September 16, 2002





[LOGO] ENCOMPASS

Encompass Services Corporation
3 Greenway Plaza, Suite 2000
Houston, Texas 77046
Phone: 713-860-0100
Fax: 713-960-8036
www.encompserv.com

September 16, 2002


Dear Shareholder:


   On behalf of the board of directors and employees of Encompass Services Corporation, I cordially invite you to attend a special meeting of our shareholders to be held on October 15, 2002, at 10:00 a.m., Houston time, at the Houston City Club, One City Club Drive, Greenway Plaza, Houston, Texas.


   At the special meeting, you will be asked to consider and vote upon three proposals described in the enclosed proxy statement and attached rights offering prospectus:

    . To issue $35 million of our voting securities to Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. in conjunction with our pending rights offering to all our shareholders at the same effective purchase price per share;

    . To amend our Amended and Restated Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 200,000,000 to 275,000,000; and

    . To approve the grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio within the range from one-for-five to one-for-fifteen at any time prior to August 1, 2003.
   Our board of directors recommends that you vote FOR the approval and adoption of all three proposals.

   We have included for your convenience a summary of certain questions and answers about the special meeting, our pending rights offering, the proposed increase in the number of our authorized shares and a possible reverse stock split of our outstanding common stock beginning on page 1 of the enclosed proxy statement.

   Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. As explained in the proxy statement, you may withdraw your proxy at any time before it is actually voted at the meeting.

Very truly yours,

/s/ J. Patrick Millinor Jr.

J. Patrick Millinor, Jr.
Chairman of the Board

   THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO IN OUR ATTACHED RIGHTS OFFERING PROSPECTUS. WE HAVE ATTACHED THE PROSPECTUS FOR INFORMATIONAL PURPOSES ONLY.


   This proxy statement is dated September 16, 2002 and is first being mailed to shareholders on or about September 16, 2002.

                        ENCOMPASS SERVICES CORPORATION
                         3 Greenway Plaza, Suite 2000
                             Houston, Texas 77046
                                (713) 860-0100

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held On October 15, 2002


TO THE SHAREHOLDERS OF ENCOMPASS SERVICES CORPORATION:


   NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Encompass Services Corporation, a Texas corporation, will be held on October 15, 2002, at 10:00 a.m., Houston time, at the Houston City Club, One City Club Drive, Greenway Plaza, Houston, Texas.


   The special meeting will be held for the following purposes:

    . To consider and vote upon a proposal to approve the issuance of $35 million of our voting securities to Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., referred to as the Apollo Shareholders, in conjunction with our pending rights offering to all our shareholders at the same effective purchase price per share;

    . To consider and vote upon a proposal to adopt an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 200,000,000 to 275,000,000; and

    . To consider and vote upon a proposal to approve the grant of discretionary authority to our board of directors to amend our Amended and Restated Articles of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio within the range from one-for-five to one-for-fifteen at any time prior to August 1, 2003.
   If the additional investment by the Apollo Shareholders is not approved, a default under our bank credit facility will result. The Apollo Shareholders have already agreed to cast their 21,997,924 votes, representing approximately 25.3% of our outstanding voting power, in favor of all three proposals.

   Shareholders are urged to read carefully the enclosed proxy statement and attached rights offering prospectus for additional information concerning the matters to be considered at this special meeting. The board of directors has fixed the close of business on September 13, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the special meeting or any postponement or adjournment thereof. A list of such shareholders will be available for examination at our principal executive office during normal business hours for a period of ten days before the special meeting.

   YOUR VOTE IS VERY IMPORTANT TO US. Whether or not you plan to attend the special meeting in person and regardless of the number of shares of stock that you own, please complete, sign, date and return the enclosed proxy card promptly in the enclosed pre-addressed, postage-paid envelope.

                                          By Order of the Board of Directors,


                                          /s/ Gray H. Muzzy
                                          Gray H. Muzzy
                                          Secretary

Houston, Texas

September 16, 2002

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING...............................................   1

PROPOSAL 1: APPROVE THE ISSUANCE OF $35 MILLION OF OUR VOTING SECURITIES TO
  THE APOLLO SHAREHOLDERS.....................................................................   7

PROPOSAL 2: APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES
  OF INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK....................................  15

PROPOSAL 3: APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF
  DIRECTORS TO AMEND OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION
  TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO WITHIN THE
  RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTEEN AT ANY TIME PRIOR TO AUGUST 1,
  2003........................................................................................  17

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS...................................................  22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................................  23

FORWARD LOOKING STATEMENTS....................................................................  24

ADVANCE NOTICE PROCEDURES.....................................................................  24

SUBMISSION OF SHAREHOLDER PROPOSALS...........................................................  24

ADDITIONAL INFORMATION........................................................................  25

ANNEX A
  Securities Purchase Agreement............................................................... A-1

ANNEX B
  Rights Offering Prospectus.................................................................. B-1

ANNEX C
 Articles of Amendment to the Amended and Restated
 Articles of Incorporation (Increase in Authorized Shares of Common Stock).................... C-1

ANNEX D
 Articles of Amendment to Amended and Restated Articles of Incorporation (Reverse Stock Split) D-1

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

   When and where is the special meeting?


   The special meeting will be held on October 15, 2002, beginning at 10:00 a.m., Houston time, at the Houston City Club, One City Club Drive, Greenway Plaza, Houston, Texas 77046.


   What is the purpose of the special meeting?

   At the special meeting, we will ask you to:

    . consider and vote upon, as required by rules of the New York Stock Exchange, the issuance of $35 million of our voting securities to Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., referred to as the Apollo Shareholders, in connection with our pending rights offering to all our shareholders at the same effective purchase price per share, all as contemplated in a securities purchase agreement dated as of June 27, 2002;

    . consider and vote upon the adoption of an amendment to our amended and restated articles of incorporation to increase the number of shares of common stock we are authorized to issue from 200,000,000 to 275,000,000; and

    . consider and vote upon a proposal to approve the grant of discretionary authority to our board of directors to amend our amended and restated articles of incorporation to effect a reverse stock split of our outstanding common stock at a ratio within the range from one-for-five to one-for-fifteen at any time prior to August 1, 2003.

   Why did I receive this proxy statement?

   We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the special meeting. Your vote is very important.


   This proxy statement summarizes the information you need to know to vote on an informed basis at the special meeting. However, you do not need to attend the special meeting to vote your shares (see "How Do I Vote?" below). We began sending this proxy statement, the attached notice of special meeting and the enclosed proxy card on or about September 16, 2002, to all shareholders entitled to vote.


   Who is entitled to vote?

   If our records show that you are a holder of common stock or 7.25% convertible participating preferred stock as of the close of business on September 13, 2002, or the record date, you are entitled to receive notice of the special meeting and to vote the shares of common stock or 7.25% convertible participating preferred stock that you held on the record date. The common shareholders and the 7.25% convertible participating preferred shareholders will vote together as a single class on each matter presented at the special meeting.

   What happens if less than all three proposals are approved by our shareholders?

   If proposal 1 relating to the approval of the purchase of additional shares of voting securities by the Apollo Shareholders is approved and all other conditions to the closing of the transaction as contemplated by the securities purchase agreement are satisfied, the rights offering will be concluded whether neither, one or both of the other proposals are approved by our shareholders. If the additional purchase of voting securities by the Apollo Shareholders is not approved but if the other two proposals are approved, the increase in the number of authorized shares of common stock will not be implemented. Under these circumstances, the reverse stock split proposal may be implemented at the discretion of our board.

   What are the total expenses related to the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders and how much of the gross proceeds from the rights offering do you expect to have after paying any remaining expenses?

   We estimate that the total aggregate costs of closing the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders will approximate $11.9 million (of which approximately $9.7 million had been paid as of September 13, 2002).

   This $11.9 million in expenses includes:

  . $5.5 million in expenses incurred in connection with the securities purchase agreement and includes:

      - a $3 million fee that was paid to Lehman Brothers Inc. at the time Lehman Brothers delivered its fairness opinion,

      - a $1.5 million expense reimbursement paid to the Apollo Shareholders for professional and other expenses incurred by them in connection with the securities purchase agreement and transactions that were evaluated but not closed in prior periods, and

      - $1.0 million in legal, accounting and other transaction costs incurred in connection with the negotiation and consummation of the securities purchase agreement.

  . $4.6 million in legal expenses and other fees payable to the lenders and their affiliates for facilitating the recent amendment to our bank credit facility, of which approximately $4.2 million had been paid as of September 13, 2002.

  . $1.8 million in printing, legal, accounting and other expenses directly related to this rights offering.

   In addition to the $9.7 million in expenses that we have already incurred and paid, we expect to incur approximately $2.2 million in additional expenses related to these transactions. Although our remaining expenses could exceed our estimates, the $35 million investment by the Apollo Shareholders, combined with existing borrowing capacity under our revolving credit facility, should provide sufficient funds to pay the remaining estimated transaction costs of $2.2 million and the $31 million prepayment required under our bank credit facility by October 15, 2002.
   Our gross proceeds from the rights offering will range between $35 million and $72.4 million depending upon the number of shares subscribed for in the rights offering. We anticipate that funds from the gross proceeds of the rights offering will be used to pay the $2.2 million in estimated additional expenses. Consequently, we anticipate that the net proceeds to the company will be between $32.7 million and $70.2 million, before deducting payments to permanently reduce our outstanding loans under our bank credit facility.

   How many shares of stock are outstanding?

   On the record date, there were 64,998,700 shares of our common stock outstanding and there were 256,191 shares of our 7.25% convertible participating preferred stock outstanding. All of the outstanding shares of 7.25% convertible participating preferred stock are owned by the Apollo Shareholders.

   How many votes do the common shareholders have?

   Each share of common stock that you own entitles you to cast one vote on each matter to be voted upon. Accordingly, the holders of common stock on the record date are entitled to cast an aggregate of 64,998,700 votes on each proposal, representing approximately 74.7% of our outstanding voting power after taking into account the voting power of the holders of our 7.25% convertible participating preferred stock.

   How many votes do the 7.25% convertible participating preferred shareholders have?

   The holders of our 7.25% convertible participating preferred stock are entitled to cast an aggregate of 21,997,924 votes on each proposal. The number of votes they are entitled to cast is equal to the number of shares of common stock they would receive upon full conversion of their shares of 7.25% convertible participating preferred stock into common stock. Each share of 7.25% convertible participating preferred stock is currently convertible into
85.87 shares of common stock. All of our 7.25% convertible participating preferred stock is held by the Apollo Shareholders, and, as a result, they beneficially own approximately 25.3% of our outstanding voting power. The Apollo Shareholders have agreed to cast all of their votes in favor of all three proposals.

   Can I attend the special meeting?

   If you owned common stock or 7.25% convertible participating preferred stock on the record date, then you may attend the special meeting. You should be prepared to present photo identification for admittance. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the record date.

   If I plan to attend the special meeting, should I still vote by proxy?

   Whether or not you plan to attend the special meeting, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the special meeting and vote, but it will ensure that your vote will be cast if for some reason you do not attend the special meeting.

   How do I vote?

   If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you. While we urge you to follow this procedure and mail us your proxy, if you are a registered shareholder and attend the special meeting, you may deliver your completed proxy card in person.

   If your shares are held by a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from your nominee which you must follow in order to have your shares voted by proxy by the nominee. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

   Can I revoke my proxy?

   Any shareholder who executes and returns a proxy may revoke such proxy at any time before it is voted at the special meeting by:

    . filing with the Secretary of Encompass Services Corporation, at 3 Greenway Plaza, Suite 2000, Houston, Texas 77046, written notice of revocation bearing a later date than the proxy; or

    .  filing a duly executed proxy bearing a later date; or

    .  appearing in person and voting by ballot at the special meeting.

   Any shareholder who executes and returns voting instructions to a nominee may revoke such instructions at any time before the proxy executed by the nominee on behalf of such shareholder is voted at the special meeting by submitting to the nominee written notice of revocation bearing a later date than the voting instructions.

   Any shareholder of record as of the record date attending the special meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the special meeting will not constitute revocation of a previously given proxy.

   What does it mean if I get more than one proxy card or voter instruction form?

   If your shares are registered differently or are in more than one account, you will receive more than one proxy card or voter instruction form, each of which will indicate the number of shares you are entitled to vote on that particular card or form. Sign and return all proxy cards or voter instruction forms to ensure that all your shares are voted.

   Am I entitled to appraisal rights?

   No. You have no right under Texas law to seek appraisal of the value of your shares in connection with any of the matters being voted upon.

   How does the board of directors recommend I vote on the proposals?

   The board of directors recommends that you vote in favor of all three proposals. Messrs. Ivey and Millinor, who are referred to as the Management Directors, are employees of, or receive a salary from us. Messrs. Africk, Gross and Kleinman, who are referred to as the Apollo Directors, are affiliates of the Apollo Shareholders. Neither the Apollo Directors nor the Management Directors participated in the discussion, consideration or voting with respect to the proposed sale of securities to the Apollo Shareholders. References in this proxy statement to the approvals, recommendations, beliefs, considerations or other determinations of our board as to the proposed sale of securities to the Apollo Shareholders and the rights offering include all members of our board of directors other than the Management Directors and Apollo Directors.

   What constitutes a quorum and why is it necessary?

   In order to carry on the business of the special meeting, we must have a quorum. We urge you to either attend the meeting or send in your proxy so that your shares will be counted for quorum purposes. A quorum for the meeting will exist if the holders of a majority of the shares entitled to vote at the meeting are represented, either in person or by proxy, at the meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If you submit a properly executed proxy card or voter instruction form, even if you abstain from voting, you will be considered part of the quorum. However, shares for which voting power has been withheld, such as broker non-votes, will not be counted in determining the existence of a quorum.

   What is a broker non-vote?

   A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

   What vote is required for approval of the proposals?

   Under the rules of the New York Stock Exchange, approval of the issuance of additional shares of our voting stock to the Apollo Shareholders requires the affirmative vote of the holders of a majority of the total number of votes cast on this proposal, provided that the total number of votes cast represent over 50% of all securities entitled to vote on this proposal. Broker non-votes, if any, will not be counted as "votes cast" and therefore will have no effect on the outcome of this proposal. Abstentions from voting will have the same effect as a vote against the adoption of the proposal.

   Under the Texas Business Corporation Act, approval and adoption of the amendments to our amended and restated articles of incorporation to increase the number of shares of common stock we are authorized to issue and to approve a reverse stock split of our outstanding common stock at the discretion of our board require the affirmative vote of the holders of at least two-thirds of the total number of votes attributable to our outstanding capital stock. Abstentions from voting and broker non-votes, if any, will have the same effect as a vote against the adoption of this proposal.

   As of September 13, 2002, our directors and executive officers had the right to vote 1,298,656 shares of our common stock. The Apollo Shareholders, by virtue of their ownership of all 256,191 outstanding shares of 7.25% convertible participating preferred stock, had the right to 21,997,924 votes and have agreed to vote all of these shares in favor of each of the proposals. The shares held by our directors, executive officers and the Apollo Shareholders represent, in the aggregate, approximately 26.8% of all votes entitled to vote at the special meeting.

   Who should I call if I have any questions?

   All questions and requests for assistance in voting your shares may be directed to Mackenzie Partners, Inc. at (800) 322-2885 (toll-free) or (212) 929-5500 (call collect).

   Does the information presented in this proxy statement in connection with the proposals to approve the issuance of additional shares of our voting securities to the Apollo Shareholders and the increase in the number of shares of common stock that we are authorized to issue give effect to the possible reverse stock split of our common stock?

   No, because any reverse stock split will be effected, if at all, only in the discretion of our board after the closing of the rights offering.

   If we approve the additional investment by the Apollo Shareholders, how many shares will be outstanding after the rights offering, including shares owned by the Apollo Shareholders?

   Table 1 summarizes information regarding the securities owned by the Apollo Shareholders and our other security holders who will receive subscription rights in the rights offering as of September 13, 2002 and the percentage of our voting power represented by these securities (excluding shares the Apollo Shareholders have agreed to purchase in the securities purchase agreement). Tables 2 and 3 adjust the September 13, 2002 ownership and voting power information to give effect to the closing of the rights offering based on two different assumptions. Table 2 assumes that we issue only $35 million of common stock to the Apollo Shareholders in the rights offering. Table 3 assumes that we raise $72.4 million through the sale of all shares of common stock offered in the rights offering and additional shares of series c convertible participating preferred stock are issued to the Apollo Shareholders pursuant to the securities purchase agreement.

                                                           TABLE 1

                                          Securities Owned as of September 13, 2002
                          -------------------------------------------------------------------------
                                                                                     Percentage of
                                                                         Percentage Our Voting Power
                                                                          of Class   Represented by
Names of Security Holders              Class                  Number       Owned    Securities Owned
------------------------- -------------------------------- ----------    ---------- ----------------
  Apollo Shareholders.... Common Stock                            -0-         -0-%          -0%
                          7.25% Convertible
                          Participating Preferred Stock(a)    256,191      100.00        25.29
                          Warrants and Options              1,287,500(b)    29.55          -0-
                                                                                         -----
                                                                                         25.29%
                                                                                         =====
  Other Rights Holders... Common Stock                     64,998,700      100.00%       74.71%
                          Warrants and Options              3,069,317(c)    70.45          -0-
                                                                                         -----
                                                                                         74.71%
                                                                                         =====

                                                       TABLE 2

                           Securities Owned After Rights Offering--$35 Million Investment
                          ----------------------------------------------------------------
                                                                            Percentage of
                                                                Percentage Our Voting Power
                                                                 of Class   Represented by
Names of Security Holders          Class             Number       Owned    Securities Owned
------------------------- ----------------------- ----------    ---------- ----------------
  Apollo Shareholders.... Common Stock            63,636,364       49.47%       42.25%
                          7.25% Convertible
                          Participating Preferred
                          Stock(a)                   256,191      100.00        14.60
                          Warrants and Options     1,287,500(b)    29.55          -0-
                                                                                -----
                                                                                56.85%
                                                                                =====
  Other Rights Holders... Common Stock            64,998,700       50.53%       43.15%
                          Warrants and Options     3,069,317(c)    70.45          -0-
                                                                                -----
                                                                                43.15%
                                                                                =====

                                                            TABLE 3

                               Securities Owned After Rights Offering--$72.4 Million Investment
                          ------------------------------------------------------------------------
                                                                                      Percentage of
                                                                          Percentage Our Voting Power
                                                                           of Class   Represented by
Names of Security Holders              Class                   Number       Owned    Securities Owned
------------------------- -------------------------------- -----------    ---------- ----------------
  Apollo Shareholders.... Common Stock                       6,931,983        4.95%        2.95%
                          7.25% Convertible
                          Participating Preferred Stock(a)     256,191      100.00        16.20(e)
                          Series C Convertible
                          Participating Preferred Stock(d)  28,352,190      100.00        24.16
                          Warrants and Options               1,287,500(b)    29.55          -0-
                                                                                          -----
                                                                                          43.31%
                                                                                          =====
  Other Rights Holders... Common Stock                     133,066,717       95.05%       56.69%
                          Warrants and Options               3,069,317(c)    70.45          -0-
                                                                                          -----
                                                                                          56.69%
                                                                                          =====

   -----
    (a)See "Description of Capital Stock--7.25% Convertible Participating Preferred Stock" on page 38 of the attached rights offering prospectus for additional information.
    (b)Warrants exercisable for the purchase of 1,287,500 shares of our common stock at $16 per share.
    (c)Warrants exercisable for the purchase of 2,562,500 shares of our common stock at prices ranging from $16.00 to $20.175 per share and options exercisable for the purchase of 506,817 shares of our common stock at prices ranging from $3.08 to $10.50 per share.
    (d)See "Description of Capital Stock--Series C Convertible Participating Preferred Stock" on page 41 of the attached rights offering prospectus for additional information.
    (e)Based upon a conversion price of $8.10 per share of 7.25% convertible participating preferred stock. See "The Rights Offering--Effects of Rights Offering on Apollo Shareholders' Securities and Ownership" on page 28 of the attached rights offering prospectus.

   Following the consummation of the rights offering and the transactions contemplated by the securities purchase agreement, it is highly likely that the Apollo Shareholders will control a sufficient percentage of our voting securities to elect all of our directors. Accordingly, the Apollo Shareholders thereafter will be able to exert a controlling influence over the formulation and implementation of our corporate strategies and policies. See the third and fourth risk factors under "Risk Factors" on page 7 of the attached rights offering prospects and "The Rights Offering--Effects of Rights Offering on the Apollo Shareholders' Securities and Ownership" on page 28 of the attached rights offering prospectus.

   Because of the Apollo Shareholders' right and obligation, subject to the terms of the securities purchase agreement to acquire $35 million in common stock or, if necessary, series c convertible participating preferred stock, it is also probable that, upon consummation of the rights offering and the transactions contemplated by the securities purchase agreement, the percentage of voting stock owned by shareholders, other than the Apollo Shareholders, will decrease. The magnitude of the reduction will depend on the extent to which rights holders other than the Apollo Shareholders subscribe in the rights offering.

   Will other matters be voted on at the special meeting?

   No. Under our bylaws only the proposals described in the attached Notice of Special Meeting may be considered.

   What are the costs of soliciting these proxies and who pays them?

   All expenses of soliciting proxies, including clerical work, printing and postage, will be paid by us. Our directors, officers and other employees may solicit proxies in person, by mail, by telephone, by facsimile, through the Internet or by other means of communication, but such persons will not be specifically compensated for such services. We have retained MacKenzie Partners, Inc. to assist us in the solicitation of proxies and to assist in the distribution of proxies and expect to pay MacKenzie a fee of approximately $7,500 and the reimbursement of out-of-pocket expenses.

   What other information should I review before voting?

   For your convenience, we have attached to this proxy a copy of our rights offering prospectus that is also being mailed to you in connection with the rights offering. You may also review the documents referred to under "Incorporation of Certain Documents by Reference" on page 45 of our rights offering prospectus or consult the sources referenced under "Additional Information" on page 25 of this proxy statement.

                                  PROPOSAL 1

      APPROVE THE ISSUANCE OF $35 MILLION OF OUR VOTING SECURITIES TO THE
                              APOLLO SHAREHOLDERS

Nature of Proposal

   You are being asked to vote upon a proposal to approve the issuance of $35 million of our voting securities to the Apollo Shareholders as required by the listing requirements of the New York Stock Exchange. If this proposal 1 is not approved by our shareholders but proposal 2 relating to an increase in the number of our authorized shares of common stock is approved, proposal 2 will not be implemented. Proposal 3 relating to the reverse stock split, if approved by our shareholders, may be implemented even though proposal 1 is not so approved.

Background of the Rights Offering

   On March 12, 2002, the Apollo Shareholders proposed that we attempt to raise equity capital through a rights offering to all of our shareholders and to use the proceeds from the equity financing to reduce long term debt and obtain long term covenant relief under the company's senior secured bank credit facility. In order to support the success of the rights offering, the Apollo Shareholders offered to purchase up to $35 million of common stock in the rights offering. Because of the Apollo Shareholders' ownership position in us and their representation on our board, a special committee of independent directors was formed to evaluate the merits of any transaction between us and the Apollo Shareholders.

   The special committee engaged Weil, Gotshal & Manges LLP as its legal counsel and Lehman Brothers Inc. as its financial advisor. Between March 12 and June 27, 2002, the special committee held 16 meetings to evaluate proposals made by the Apollo Shareholders and to consider the availability of alternative transactions.

   At a meeting held on June 25, 2002 the special committee approved the rights offering and the related $35 million investment by the Apollo Shareholders or its affiliates and recommended that the action be adopted by our board of directors. Our board adopted the special committee's action on June 26, 2002. All of our directors, other than Andrew D. Africk, Michael Gross and Scott Kleinman, who are affiliates of the Apollo Shareholders, and Joseph M. Ivey, Jr. and J. Patrick Millinor, Jr., who are employees of, or receive a salary from us, approved the rights offering and the related investment by the Apollo Shareholders. Messrs. Ivey, Millinor, Africk, Gross and Kleinman did not participate (in their capacity as directors) in the discussion, consideration or voting with respect to these matters. References in this prospectus to the approvals, recommendations, beliefs, considerations or other determinations of our board regarding the rights offering and the related investment by the Apollo Shareholders include all members of our board of directors other than Messrs. Africk, Gross, Kleinman, Ivey and Millinor.

Reasons for the Rights Offering

   On June 26, 2002, we entered into an amendment to our $700 million bank credit facility which provides financial covenant modifications through February 2005. Pursuant to the amended bank credit facility, we are required to sell $35 million of our voting stock to the Apollo Shareholders and to apply the first $31 million of proceeds of such investment to the permanent reduction of the amounts outstanding under the bank credit facility by October 15, 2002. The primary reason for authorizing the rights offering and the Apollo Shareholders' investment is to satisfy this requirement. This amendment provides financial covenant modifications through February 2005. We anticipate that our cash flow from operations and existing borrowing capacity under the amended bank credit facility will be adequate to fund our normal working capital needs, debt service requirements and planned capital expenditures during the remainder of 2002. Without this amendment, we would have defaulted on one or more of the financial covenants in our bank credit facility as of June 30, 2002, the end of our second quarter. We believe that a default would have jeopardized our business, prospects and financial condition. The special committee and our board determined that the rights offering with the Apollo Shareholders' investment was our only feasible course of action under the circumstances.

   Through the special committee and our board of directors, we considered and rejected several alternatives to the rights offering, including:

  .   a private investment by the Apollo Shareholders or a third party,

  .   a sale or merger,

  .   a de-leveraging through a debt for equity swap, and

  .   a de-leveraging through asset sales.


   In the first quarter of 2002, we engaged a financial advisor to solicit indications of interest from third parties with respect to an investment in us or a possible sale or merger. Our advisor sought these indications of interest and was unsuccessful at finding third parties willing to engage in discussions regarding any of these transactions. Separate from the activities of our advisor, in the first quarter of 2002 we met with a third party concerning a possible acquisition of us. However, this meeting did not progress beyond preliminary discussions due to the lack of interest expressed by the potential acquiror.

   We considered a private investment by the Apollo Shareholders but declined because we believed that we could negotiate an opportunity for all of our shareholders to purchase shares of our Common Stock. In addition, the Apollo Shareholders' proposal would have required us to amend the conversion ratio of our outstanding shares of our 7.25% convertible participating preferred stock from $14 per share to a price that would have approximated the market price of our shares of Common Stock at that time (approximately $0.57 per share). Such an amendment would have resulted in substantial dilution to our common shareholders.

   We rejected the possibility of a third party investment based upon our unsuccessful efforts to identify a willing investor and our belief that if we were to find an investor willing to offer better terms than those offered by the Apollo Shareholders it probably would have taken too long to complete.

   We decided not to pursue a sale or merger of our company based on advice from our financial advisors that current market conditions, the limited number of qualified potential buyers and our recent financial performance would make it difficult for us to obtain a price that we believed would fairly reflect the long term value of our business. In addition, we did not believe that we could conclude a thorough sale process by June 30, 2002. Further, we concluded that initiating a sale process would have diverted a substantial portion of our key executives' time and attention from operating our business.

   We considered de-leveraging through a debt for equity swap but declined because we concluded that based on factors including timing, shareholder dilution and probability of success, pursuing such an alternative at that time would be less favorable to our and our shareholders' best interests compared to the other financing alternatives then available to us.

   We rejected the alternative of de-leveraging through asset sales to repay debt because it was unlikely the proceeds would have been sufficient to materially improve our financial position for purposes of the total debt-to-earnings before interest, taxes, depreciation and amortization covenant in our bank credit facility. Moreover, a sale under distress conditions probably would have yielded unsatisfactory values.

   In approving the rights offering and the Apollo Shareholders' investment, the special committee and our board of directors considered a number of factors, including the following:

  . the belief that the bank credit facility amendment, which depended upon the rights offering and the Apollo Shareholders' investment, would provide adequate liquidity for us to execute our business plan through 2005, including making capital expenditures, hiring additional employees and maintaining supplier and surety relationships;

  . the adverse impact that a default on a financial covenant in our bank credit facility would have had on our business, prospects and financial condition (including the risk of losing customers, employees, vendors and access to surety markets);

  . the substantial and imminent risk of insolvency that would result from a financial covenant default under the circumstances;

  . the impact that insolvency would have on our shareholders and creditors, our failure to meet recent projections and our reduced expectations for near- and medium-term operating results;
  . the sharp and sustained decline in our stock price and the associated negative publicity;

  . potential limitations on new surety bonding available to us without the bank amendment, especially on projects larger than $10 million, and concerns about this expressed by customers;

  . competitive pressure stemming from a surplus of bids on projects in the industry;

  .   the lack of interest of third parties in investing in us;

  . the commercial and other risks of initiating a sale process under the circumstances we face;

  . our inability to obtain adequate covenant relief from our senior lenders through asset sales;

  . the commercial and other risks associated with a restructuring or recapitalization and the impact of those alternatives on our shareholders and our creditors;

  . the willingness of the Apollo Shareholders to invest $35 million and the opinion of Lehman Brothers as to the fairness to us of the Apollo Shareholders' investment from a financial point of view;

  . the belief that the transaction was the best alternative reasonably available to us from the perspective of our public shareholders and our creditors; and

  . the belief that the rights offering, including over-subscription rights, would be larger than necessary to meet shareholder demand for shares and therefore would enable participating shareholders to invest on a pro-rata basis with the Apollo Shareholders and avoid or limit dilution that may result from the Apollo Shareholders' investment.

   The special committee and our board also recognized the possibility that covenant violations under the amended bank credit facility could occur in the future even after completion of the proposed transaction. Moreover they recognized that completion of the proposed transaction would not necessarily ensure our continued ability to satisfy all our debt obligations as they become due.

   In reaching a decision to commence a rights offering, the special committee and our board were mindful of the fact that a low level of participation in the rights offering by shareholders other than the Apollo Shareholders would result in the Apollo Shareholders owning a majority of our shares. The expenses associated with the proposed transaction, as well as expenses of potential alternative transactions, were also taken into account.

   The preceding discussion of the information and factors considered and given weight by the members of the special committee and our board of directors is not intended to be exhaustive. However, the special committee and our board of directors believe that the discussion includes substantially all of the material factors that they considered. In reaching their decisions to approve and to recommend approval of the Apollo Shareholders' investment, the special committee and our board of directors did not assign any relative or specific weights to the factors they considered. Individual directors may have given different weights to different factors.

Opinion of Financial Advisor - Lehman Brothers

   The special committee of our board of directors engaged Lehman Brothers to act as financial advisor to the special committee in connection with a proposal by the Apollo Shareholders to invest an aggregate of $35 million in us through a rights offering.

   On June 25, 2002, at a meeting of the special committee of our board, Lehman Brothers delivered its oral opinion to the special committee, which was subsequently confirmed in writing to the special committee in a letter dated June 25, 2002, that, as of such date, and based upon and subject to certain matters stated therein, the consideration to be received by us in connection with the investment by the Apollo Shareholders was fair to us from a financial point of view. Lehman Brothers was not requested to opine as to, and its opinion did not in any manner address, (i) our underlying business decision to proceed with or effect the rights offering or the investment by the Apollo Shareholders, (ii) the proposed amendment to our bank credit facility, (iii) our long term financial viability or (iv) whether or not a shareholder should exercise any nontransferable subscription rights distributed to such shareholder.

   The full text of Lehman Brothers' written opinion dated June 25, 2002 is included as Annex A to the rights offering prospectus attached hereto. Shareholders may read the opinion for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion. The following is a summary of Lehman Brothers' opinion and the methodology that Lehman Brothers used to render its opinion.

   Lehman Brothers' advisory services and opinion were provided for the information and assistance of the special committee of our board in connection with its consideration of the proposed $35 million investment by the Apollo Shareholders described above. Lehman Brothers' opinion is not intended to be and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote with respect to the purchase of additional shares of common stock by the Apollo Shareholders, or whether a shareholder should exercise any nontransferable subscription rights distributed to such shareholder.

   In arriving at its opinion, Lehman Brothers reviewed and analyzed:

  . a draft of the securities purchase agreement that sets forth the terms of the proposed $35 million investment by the Apollo Shareholders;

  . a draft of the statement of designation of the series c convertible participating preferred stock;

  . our annual report on Form 10-K for the fiscal year ended December 31, 2001, our quarterly report on Form 10-Q for the quarter ended March 31, 2002 and our earnings releases for the year ended December 31, 2001 and the quarter ended March 31, 2002;

  . financial and operating information with respect to our business, operations and prospects furnished to Lehman Brothers by us, including information with respect to our anticipated capital and investment expenditures, debt payments and working capital requirements and financial projections for periods 2002 through 2011 prepared by our management, hereinafter referred to as our management projections;

  . trading history of our common stock and debt securities from April 2001 to June 2002;

  . a comparison of the financial terms of the proposed investment by the Apollo Shareholders with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

  . published reports of third party research analysts with respect to our financial condition and our future financial performance;

  . the covenants contained in our credit agreements as of the date of the opinion and our ability to comply with such covenants;

  . the potential impact on our customers, employees, suppliers, and surety bond providers of a possible default under the credit agreements (as of the date of the opinion) and a lapse or perceived lapse in liquidity available to us to carry on our business in the ordinary course;

  . our liquidity position and its impact on current operations, our ability to meet our cash requirements in the future and alternative sources of liquidity available to us as of the date of the opinion;

  . the potential availability of, and likely terms associated with, various capital markets financing alternatives that we could pursue as of the date of the opinion;

  . our financial obligations and our ability to meet such obligations from our existing or currently projected operations as of the date of the opinion;

  . the credit ratings assigned to our debt securities and the outlook assigned to such securities by the rating agencies as of the date of the opinion;

  . the results of other investment banks' efforts to solicit indications of interest from third parties with respect to an investment in us;

  . the pro forma financial consequences to us of the proposed investment by the Apollo Shareholders; and

  . the potential that the Apollo Shareholders, following the consummation of their proposed investment and the rights offering, might obtain a majority of the voting power of our voting securities.

   In addition, Lehman Brothers had discussions with our management concerning our business, operations, assets, financial condition and prospects.

   In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of our management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to our management projections, upon our advice, Lehman Brothers assumed that our management projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future performance. Lehman Brothers relied upon such projections in performing its analysis. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets or liabilities. In addition, we did not authorize Lehman Brothers to solicit, and Lehman Brothers did not solicit, any indications of interest from any third party with respect to an equity investment in or financing of us. Its opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of the opinion.

   In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to us, but rather made its determination as to the fairness to us, from a financial point of view, of the aggregate consideration to be paid by the Apollo Shareholders on the basis of the financial and comparative analyses described below.

   The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Neither we, Lehman Brothers nor any other person assumes any responsibility if future results are materially different from those discussed. Any estimates contained in Lehman Brothers' analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

   Lehman Brothers used several methodologies to assess the fairness to us, from a financial point of view, of the equity investment by the Apollo Shareholders in us at $.55 per common share. The implied enterprise value based on the book value of debt and preferred stock and common stock at $.55 per common shares is approximately $1,090 million ("Book Enterprise Value").

   Current Market Value. Lehman Brothers estimated the implied market enterprise value of Encompass to be $645 million based on our common stock's closing price of $0.61 as of June 21, 2002 and the estimated market value of all our debt, preferred stock and cash. The implied Book Enterprise Value based on common stock at $.55 per common share was above this value.
   Comparable Company Analysis. Using publicly available information, Lehman Brothers compared our selected financial data with similar data of selected companies engaged in businesses considered by Lehman Brothers to be comparable to ours. Specifically, Lehman Brothers included in its review the following specialty contractor companies: Integrated Electrical Services, Inc., Comfort Systems USA, Inc. and Emcor Group, Inc.

   For each of the selected companies, Lehman Brothers calculated the ratio of the enterprise value to the earnings before interest, taxes, depreciation and amortization ("EBITDA") for the latest twelve months ("LTM") and to estimated EBITDA for the calendar year 2002. The enterprise value of each company selected for comparison with us was obtained by adding its short and long term debt to the sum of the market value of its common equity, the value of any preferred stock and the book value of any minority interest, and subtracting its cash and cash equivalents. Lehman Brothers then calculated our implied enterprise values to be a range of $811 million to $1,001 million based on a range of valuation multiples calculated from EBITDA for the latest twelve months and calendar year 2002 EBITDA multiples. The implied Book Enterprise Value of Encompass at $.55 per common share was above this range.

   Because of the inherent differences between our businesses, operations, financial conditions and prospects and the businesses, operations, financial conditions and prospects of the companies included in its comparable company groups, Lehman Brothers believed that it was inappropriate to rely solely on the quantitative results of the analysis, and accordingly, also made qualitative judgments concerning differences between our financial and operating characteristics and the companies in its comparable company group that would affect the public trading value of us and the comparable companies. In particular, Lehman Brothers considered markets served, rates of growth and profitability of us and each of the companies in the comparable company group.

   Comparable Transaction Analysis. The comparable transaction analysis provides a market benchmark based on the consideration paid in selected comparable transactions. Using publicly-available information, Lehman Brothers reviewed the implied transaction value multiples paid in the following seven transactions which Lehman Brothers deemed the most comparable to our transaction. The selected transactions include targets comparable to Encompass because the targets provide commercial and residential facility services including HVAC installation, repair, and maintenance.

Comparable Transactions

Announcement Date Acquiror                            Target
----------------- --------                            ------
    3/1/02        Emcor Group                         Comfort Systems USA Assets

    11/30/01      Aramark Corp.                       ServiceMaster Co. (Management Services)

    11/2/99       Group Maintenance America           Building One Services

    10/27/99      Lennox International                Service Experts

    6/24/99       Carrier Corp. (United Technologies) International Comfort Products

    4/9/99        APAX Partners on behalf of          Avonside Group plc
                  Novaside Limited

    3/23/99       ServiceMaster Co.                   American Residential Services


   None of the selected transactions reviewed in the comparable transaction analysis was identical to the current transaction and, accordingly, an analysis of the foregoing necessarily involved complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions compared to the current transaction.


   For public transactions, Lehman Brothers divided the enterprise value of the acquired company in the relevant transaction by the total EBITDA for the four trailing quarters. Lehman Brothers then applied the range of multiples from this analysis to our LTM EBITDA to calculate a total implied enterprise value for us of between $770 million and $1,155 million. The implied Book Enterprise Value of Encompass at $.55 per common share was within this range.

   Because the reasons for and the circumstances surrounding each of the transactions analyzed were so diverse and because of the inherent differences between our businesses, operations, financial conditions and prospects and the businesses, operations, financial conditions and prospects of the companies included in the comparable transactions group, Lehman Brothers believed that a purely quantitative comparable transaction analysis would not be conclusive in the context of the proposed investment by the Apollo Shareholders. Lehman Brothers believed that the appropriate use of a comparable transaction analysis in this instance would involve qualitative judgments concerning the differences between the companies involved in these transactions and us, and the impact such differences would have on our implied valuation. In particular, Lehman Brothers considered markets served, rates of growth, and profitability of us and each of the acquired companies, as well as business and market conditions existing at the time when Lehman Brothers issued its opinion as compared to those existing when these transactions were executed.

   Discounted Cash Flow Analysis. As part of its analysis, Lehman Brothers performed a discounted cash flow analysis of our unlevered after-tax cash flows. In conducting its analysis, Lehman Brothers relied upon certain assumptions, financial forecasts and other information provided by our management for the years ending December 31, 2002 through December 31, 2011. The enterprise value indications from the discounted cash flow analysis of our projected free cash flow were determined by adding (i) the present value of the projected free cash flows over the period from 2002 through 2011 and (ii) the present value of our estimated terminal values. Lehman Brothers applied after tax discount rates of 10.0%, 11.0%, and 12.0% in its discounted cash flow analysis. The enterprise value range resulting from this analysis was $700 million to $875 million. The implied Book Enterprise Value of Encompass at $.55 per common share was above this range.


   Lehman Brothers did not undertake a control premium analysis primarily because, given the uncertainty about the rights offering subscription levels, it was uncertain that a change of control would take place and because the comparable transaction valuation analysis performed by Lehman Brothers implicitly included premiums paid upon a change of control.


   Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Our board selected Lehman Brothers because of its expertise, reputation and familiarity with us and the business services industry generally and because its investment banking professionals have substantial experience in transactions comparable to the one described herein.

   As compensation for its services, we have paid Lehman Brothers $3 million pursuant to an engagement letter between Lehman Brothers and us. In addition, we have agreed to reimburse Lehman Brothers for reasonable out-of-pocket expenses incurred in connection with its assignment and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by us and the rendering of Lehman Brothers' opinion.

   Between December 2000 and July 2002, Lehman Brothers received no fees from the Apollo Shareholders or their affiliates, other than fees of $42.5 million from companies in which the Apollo Shareholders had invested and may have been deemed affiliates of Apollo Management IV, L.P. because of that entity's beneficial ownership interest and related governance arrangements. In one of these instances, Lehman Brothers recorded a $42.3 million write down of a loan. Accordingly, on a net basis, Lehman Brothers' revenues from companies that may have been affiliates of the Apollo Shareholders were less than $200,000. In the ordinary course of its business, Lehman Brothers actively trades in our securities and in securities of companies and other entities in which the Apollo Shareholders and its affiliates may have an interest, for Lehman Brothers' own account and for the accounts of its customers and, accordingly, might at any time hold a long or short position in such securities. Certain affiliates of Lehman Brothers invest in funds managed by affiliates of the Apollo Shareholders.

Securities Purchase Agreement

   The Apollo Shareholders have agreed with us, subject to the terms and conditions of the securities purchase agreement, to exercise all of their subscription rights, including over-subscription rights, and purchase an aggregate of $35 million of common stock in the rights offering. However, to the extent a sufficient number of authorized and unreserved shares of common stock is not available for purchase by the Apollo Shareholders at the expiration of the rights offering, the Apollo Shareholders have agreed to purchase shares of a newly-created series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which each share of series c convertible participating preferred stock is convertible in lieu of shares of common stock. The principal terms of the series c convertible participating preferred stock and the common stock are identical except that the series c convertible participating preferred stock enjoys a $0.02 per share liquidation preference over the common stock, is entitled to two votes per share and is automatically convertible into two shares of our common stock from time to time to the extent that we have any authorized and unreserved shares of common stock available for issuance upon conversion.

   We will use $31 million of the proceeds of the rights offering to permanently reduce the term loans outstanding under our bank credit facility. One half of any additional net proceeds in excess of $35 million will be used to permanently reduce, proportionately, the term loans and the revolver under our bank credit facility. We will use any remaining net proceeds for general corporate purposes, including servicing interest on outstanding indebtedness, working capital and capital expenditures.

Recommendation

   Our board of directors recommends that you vote FOR the approval and adoption of Proposal 1.

Additional Information

   In connection with your consideration of the proposed $35 million investment by the Apollo Shareholders, you should review the terms of our securities purchase agreement with the Apollo Shareholders that is attached as Annex A. You should also read the rights offering prospectus that is attached as Annex
B. We call your attention to the following portions of that document:

    . the questions and answers about the rights offering beginning on page ii of the rights offering prospectus;

    . the description of the rights offering beginning on page 15 of the rights offering prospectus;

    . the opinion of the financial advisor--Lehman Brothers--relating to the fairness of the investment by the Apollo Shareholders to us, the full text of which is attached to the rights offering prospectus as Annex A;

    . the terms of our securities purchase agreement with the Apollo Shareholders beginning on page 31 of the rights offering prospectus; and

    . the terms of the other agreements with the Apollo Shareholders beginning on page 35 of the rights offering prospectus.

                                  PROPOSAL 2

APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
                       INCREASE AUTHORIZED COMMON STOCK

   You are being asked to vote upon a proposal to amend our amended and restated articles of incorporation to increase the number of authorized shares of common stock from 200,000,000 to 275,000,000 shares. Under the terms of our securities purchase agreement with the Apollo Shareholders, we are obligated to present this proposal at every shareholder meeting held over the next five years until it is adopted. On June 26, 2002, our board of directors approved an amendment to the amended and restated articles of incorporation, subject to approval by our shareholders, which increases the authorized common stock to 275,000,000 shares. The form of the proposed amendment is attached to this proxy statement as Annex C. This proposal will not be implemented unless our shareholders approve the additional investment by the Apollo Shareholders described under proposal 1.

   If the proposal to issue voting securities to the Apollo Shareholders is approved by our shareholders, and the rights offering is fully subscribed, then immediately following the completion of the rights offering, we would have 139,998,700 shares of our common stock issued and outstanding and 55,464,042 shares would be reserved for issuance upon conversion of the 7.25% convertible participating preferred stock, pursuant to the employee stock purchase plan or upon the exercise of options and warrants. In that event we would have only 4,537,258 authorized and unreserved shares of common stock which would be issued immediately upon automatic conversion of the shares of series c convertible participating preferred stock held by the Apollo Shareholders. The actual number of shares outstanding or reserved will depend on the number of shares issued pursuant to the rights offering.

   If this proposal is approved by our shareholders, then the additional shares of authorized common stock will become part of the existing class of common stock, and the additional shares, when issued, will have the same rights and privileges as the shares of common stock that you currently own.

   The increase in the authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue shares of the newly-authorized common stock that are not issued in connection with the rights offering or the securities purchase agreement, without additional approval by the holders of common stock, except as required by the rules of the New York Stock Exchange. These rules require shareholder approval for, among other things, the issuance of shares of common stock or securities convertible into or exercisable for common stock that have or will have 20% or more of the issuer's voting power or that represent or will represent 20% or more of the issuer's common stock outstanding or issuable upon the conversion or exercise of outstanding securities, in each case prior to the issuance of the additional securities. In the case of issuances of securities to substantial security holders of a listed company, such as the Apollo Shareholders, the shareholder approval threshold is reduced from "20% or more" to "more than 1%". If additional authorized shares are issued in the future, they will decrease existing shareholders' percentage equity ownership of our company.

   If this proposal is approved by the shareholders, the additional shares of common stock will become authorized and issuable upon the filing of articles of amendment as required by the Texas Business Corporation Act which we intend to file and record as promptly as practicable after the special meeting. Our board may make any and all changes to the form of amendment that it deems necessary in order to file the articles of amendment with the Secretary of State of the State of Texas. Our board may also abandon or delay the amendment at any time before or after the special meeting and prior to the effective date of the amendment if for any reason our board deems it advisable to do so, subject to the Apollo Shareholders' approval pursuant to the securities purchase agreement.

   The affirmative vote of the holders of at least two-thirds of the total number of votes of our capital stock outstanding as of the record date is required to approve this proposal.

   The proposed increase in authorized common stock will allow any shares of series c convertible participating preferred stock issued to the Apollo Shareholders under the securities purchase agreement to be converted promptly into common stock and thereby eliminate the $.02 per share liquidation preference. To the extent shares of the newly-authorized common stock are not issued in connection with the rights offering or the securities purchase agreement, it will allow us to:

    . issue common stock in connection with raising additional equity capital or in connection with acquisitions, mergers, and other financing transactions involving the issuance of securities to the extent permitted under the terms of the amended bank credit facility;

    . issue common stock without the expense and delay of a special meeting of shareholders, except as otherwise required by applicable law or stock exchange rules;

    . issue common stock under stock option plans or pursuant to other compensation arrangements which our board may adopt;

    .  issue common stock in connection with stock splits or stock dividends;
       and

    .  issue common stock in connection with the conversion of preferred stock.

   Our board of directors unanimously recommends that you vote FOR the approval and adoption of Proposal 2.

                                  PROPOSAL 3

    APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO OUR BOARD OF DIRECTORS TO AMEND OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT A
      REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO WITHIN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTEEN AT ANY TIME PRIOR TO AUGUST 1, 2003

Background

   You are being asked to vote upon a proposal to grant discretionary authority to our board of directors to amend our amended and restated articles of incorporation, also referred to as our corporate charter, to effect a reverse stock split of our common stock. The ratio of the reverse stock split that our board of directors approved and deemed advisable and for which it is seeking shareholder approval is in the range from one-for-five to one-for-fifteen, with the exact ratio to be established within this range by our board of directors in its sole discretion at the time it elects to effect a split. Approval of this reverse stock split proposal by our shareholders would give our board of directors authority to implement the reverse stock split at any time it determined prior to August 1, 2003. In addition, approval of this reverse stock split proposal would also give our board of directors authority to decline to implement a reverse stock split prior to such date or at all. This proposal may be implemented even if our shareholders do not approve the additional investment by the Apollo Shareholders described under proposal 1.


   The purpose of the reverse stock split is to increase the per share trading value of our common stock. Our board intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading market for our common stock. If the trading price of our common stock increases without a reverse stock split, a reverse split may not be necessary. However, even if we effect a reverse stock split, this may not result in an increase in the per share trading price of our common stock, and issuances of additional shares of authorized but unissued shares of common stock resulting from a reverse stock split may have the effect of decreasing the per share trading value of our common stock.


   If the share issuance to the Apollo Shareholders and the reverse stock split are approved by our shareholders at this special meeting, the reverse stock split will not be effected until after the closing of the rights offering. Accordingly, there will be no adjustment to the subscription price for the rights offering as a result of the reverse stock split. Additionally, if the reverse stock split is approved by our shareholders, no further action on the part of our shareholders will be required to either effect the reverse stock split or abandon it entirely.

   The proposed reverse stock split will not affect any shareholder's proportionate equity interest in us or the rights, preferences, privileges or priorities of any shareholder, other than an adjustment which may occur due to payment for fractional share interests.

   The proposed reverse stock split would reduce the number of shares of our outstanding common stock, but would not reduce the number of shares of our authorized common stock. Therefore, the net effect of the reverse stock split would be to increase the number of shares of authorized but unissued common stock. Except to the extent these shares of common stock may be issued upon conversion of the series c convertible participating preferred stock, we have no current plans to issue any of these additional authorized shares of common stock. For more information on how these shares of authorized common stock may be used by us and the potential effects on you as a shareholder, see the discussion under proposal 2 with respect to newly-authorized common stock.

Accounting Adjustments

   Adjustments to our corporate financial statements to reflect the reverse stock split are expected to be minimal. If the reverse stock split is approved, the par value of our common stock will remain $.001 per share. As a result of the reverse stock split, on the effective date of the reverse stock split, the stated capital of our common stock on our balance sheet will be reduced to between one-fifth and one-fifteenth of its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.

Our shareholders' equity, in the aggregate, will remain unchanged. Our historical earnings per share data would also be restated to reflect the reverse stock split. The expected immediate effect in the market would be an increase in the trading price per share for our common stock and a decrease in the number of post-amendment shares that were available for trading prior to the reverse stock split. Excluding shares to be issued in the rights offering, outstanding pre-split shares of common stock of 64,998,700 at the record date for this meeting would become approximately 12,999,740 outstanding post-split shares of common stock under a one-for-five reverse stock split and approximately 4,333,247 outstanding shares under a one-for-fifteen reverse stock split.

Continued Listing on New York Stock Exchange

   In addition to several other requirements, the New York Stock Exchange requires that issuers with securities listed on the NYSE, such as us, maintain a minimum average closing price of $1.00 per share. The closing price of our shares of common stock has averaged below $1.00 per share since May 20, 2002. On July 22, 2002, the NYSE notified us that unless shares of our common stock achieved both a $1.00 sales price and an average share price of $1.00 over the 30-trading-day period preceding January 23, 2003, the NYSE would commence suspension and delisting procedures for our common stock on the NYSE. If we decided to take action that requires shareholder approval to increase the sales price of our common stock, the NYSE indicated that such action must be taken no later than the next annual meeting and implemented promptly thereafter. We have advised the NYSE of our pending reverse stock split proposal.

   Our board of directors believes that a delisting from the NYSE would adversely affect our ability to attract new investors, would result in decreased liquidity of our outstanding shares of common stock and, consequently, would likely reduce the price at which our shares trade and increase the transaction costs inherent to trading our shares. We believe that, if the reverse stock split is approved and implemented, there is a greater likelihood that the minimum bid price of our common stock will be maintained at a level over $1.00 per share. If this proposal 3 is approved by our shareholders and the average closing price of our common stock on the NYSE is below $1.00 during the month of November 2002, our board currently expects to exercise its discretionary authority and effect a reverse split of our common stock in an effort to increase the trading price of our common stock. There can be no assurance, however, that approval and implementation of the reverse stock split will succeed in raising the bid price of our common stock above $1.00 per share, that such price, if achieved, will be maintained after a reverse stock split or that even if the NYSE's minimum bid price preference were satisfied, our common stock will not be delisted by the NYSE for other reasons.

Possible Effects of Reverse Stock Split


   Even though a reverse stock split, by itself, does not directly impact a corporation's assets or operations, reverse stock splits can result in a decrease in the aggregate market value of a corporation's equity capital. Our board of directors, however, believes that this risk is off-set by the prospect that the reverse stock split will improve the likelihood that we will be able to maintain our NYSE listing and may, by increasing the per share price, make an investment in our common stock more attractive for certain investors. If our securities are delisted from the NYSE, trading, if any, of our securities would thereafter have to be conducted in a non-NYSE exchange, subject to listing requirements, or in the over-the-counter market. In such event, an investor could find it more difficult to sell our common stock, or to obtain accurate quotations as to the market value of our common stock. See "Risk Factors--Risks Relating to our Common Stock" on pages 10, 11 and 12 of the attached rights offering prospectus for additional information.


   If our shareholders approve the reverse stock split, the amendment to our corporate charter will become effective upon our board's decision to implement the reverse stock split at a specific ratio between one-for-five and one-for-fifteen and the filing of an amendment to our corporate charter with the Secretary of State of the State of Texas substantially in the form of Annex D to this proxy statement. Shareholders have no rights under Texas law or our corporate charter or our bylaws to exercise dissenters' rights of appraisal with respect to the reverse stock split.

   The reverse stock split will not affect the registration of our common stock under the Securities Exchange Act of 1934 or the listing of our common stock on the NYSE. Following the reverse stock split, our common stock will continue to be listed on the NYSE under the symbol "ESR", subject to our continued satisfaction of the NYSE listing requirements. If approved and implemented, the reverse stock split may result in some shareholders owning "odd lots" of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

   If our shareholders approve the proposed increase in the number of our authorized shares of common stock at this special meeting, we will have 275,000,000 shares of common stock authorized for issuance at the time of the implementation of a reverse stock split. The following table presents information regarding the number of shares of our common stock that would be issued and outstanding, reserved for issuance and available for issue under both a one-for-five and a one-for-fifteen reverse stock split:

         Number of Shares of Common Stock     Reverse Stock Split
         -------------------------------- ----------------------------
                                          One-for-Five One-for-Fifteen
                                          ------------ ---------------
              Issued and outstanding.....  12,999,740      4,333,247
              Reserved for issuance......   8,084,751      2,694,917
              Available for issuance..... 253,915,509    267,971,836

   As of September 13, 2002, we had outstanding options to purchase an aggregate of 9,879,211 shares of common stock with purchase prices per share ranging from $1.39 to $20.20 and warrants to purchase an aggregate of 4,443,956 shares of common stock with purchase prices per share ranging from $16.00 to $20.175. Under the terms of the options and warrants, if a reverse split becomes effective, the number of shares covered by the options and warrants would be reduced to between one-fifth and one-fifteenth the number currently covered and the exercise price per share would be increased between five and fifteen times. As of September 13, 2002, we also had outstanding 256,191 shares of 7.25% convertible participating preferred stock. The number of outstanding shares of this series of preferred stock would not be affected by the reverse stock split. As of September 13, 2002, the 7.25% convertible participating preferred stock may be converted into approximately 21,997,924 shares of common stock by dividing the aggregate amount originally paid for the 7.25% convertible participating preferred stock, plus accrued and unpaid dividends, by the conversion price of $14.00. The terms of the preferred stock include provisions for proportionately increasing the conversion price, thereby proportionately reducing the number of shares issuable upon conversion following a reverse stock split. If the reverse stock split is effected, the $14.00 conversion price per share would increase from between five and fifteen times to between $70.00 and $210.00, before giving effect to any adjustment in the conversion price resulting from the rights offering. Accordingly, on this basis the number of shares of common stock issuable upon conversion of the 7.25% convertible participating preferred stock would be reduced to between approximately 4,399,585 and 1,466,528, respectively, being one-fifth to one-fifteenth of the number of shares of our common stock previously issuable upon conversion of the preferred stock.

   If any shares of series c convertible participating preferred stock referred to under proposal 1 in this proxy statement are issued to the Apollo Shareholders at the conclusion of our pending rights offering, each share of series c convertible participating preferred stock will be convertible into two shares of our common stock. If the proposed reverse split becomes effective, this conversion ratio would be reduced to between .4 and .133333 shares of common stock for each share of series c convertible participating preferred stock. All outstanding shares of series c convertible participating preferred stock would then automatically convert into common stock since a sufficient number of authorized and otherwise unreserved shares of common stock would be available for issuance for that purpose.

   Pursuant to the proposed reverse stock split every share of our issued common stock would be converted and reclassified into between .2 and .066667 shares of our post-split common stock. No certificates or scrip representing fractional share interests in our common stock would be issued, and no such fractional share interest would entitle the holder thereof to any rights as our shareholder (other than the right to receive cash). In lieu of any such fractional share interest, upon surrender of the certificates representing a holder's common stock, such holder would be paid cash by us in an amount equal to the product of such fraction multiplied by the closing price of our common stock on the New York Stock Exchange on the day that the reverse split becomes effective (or, in the event our common stock is not so traded on that day, such closing price on the next preceding day on which our stock is traded). Shareholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or our transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid. All shares held by a shareholder would be aggregated, and one new stock certificate will be issued, unless the transfer agent is otherwise notified by the shareholder. Shareholders would be notified on or after the day that the reverse stock split becomes effective that the reverse stock split has been effected. Our transfer agent, Mellon Investor Services LLC, will act as our exchange agent for shareholders in implementing the exchange of their certificates.

Procedures for Possible Exchange of Certificates

   As soon as practicable after the day that the reverse stock split becomes effective, shareholders would be notified and provided the opportunity (but shall not be obligated) to surrender their certificates to our exchange agent in exchange for certificates representing post-split common stock. Shareholders would not receive certificates for shares of post-split common stock unless and until the certificates representing their shares of pre-split common stock are surrendered and they provide such evidence of ownership of such shares as we or the exchange agent may require. Shareholders should not forward their certificates to the exchange agent until they have received notice from us that the reverse stock split has become effective. Beginning on the day that the reverse split becomes effective, each certificate representing shares of our pre-split common stock would be deemed for all corporate purposes to evidence ownership of the appropriate number of shares of post-split common stock.

   No service charge would be payable by shareholders in connection with the exchange of certificates, all costs of which will be borne and paid by us.

Tax Consequences

   A summary of the material federal income tax consequences of the reverse stock split is set forth below. The discussion is based on present federal income tax law. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the proposed reverse split. Income tax consequences to individual shareholders may vary from the federal tax consequences described generally below.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE CONTEMPLATED REVERSE STOCK SPLIT UNDER APPLICABLE FEDERAL, STATE AND LOCAL INCOME TAX LAWS.

   The proposed reverse stock split would, if effected, constitute a "recapitalization" to us and our shareholders to the extent that issued shares of our common stock were exchanged for a reduced number of shares of our common stock. Therefore, neither we nor our shareholders would recognize any gain or loss for federal income tax purposes as a result of the reverse stock split except gain or loss recognized by shareholders with respect to cash payments in lieu of fractional shares. A cash payment received by a shareholder for a fractional share of common stock generally should be treated as if such fractional share had been issued pursuant to the reverse stock split and then redeemed by us, and such holder generally should recognize capital gain or loss with respect to such payment, measured by the difference between the amount of cash received and such holder's tax basis in such fractional share.

   The shares of common stock to be issued to each shareholder would have an aggregate basis, for computing gain or loss, equal to the aggregate basis of the shares of such stock held by such shareholder immediately prior to the day that the reverse stock split became effective. A shareholder's holding period for the shares of common stock to be issued would include the holding period for the shares of common stock held thereby immediately prior to the day that the reverse stock split became effective, provided that such shares of stock were held by the shareholder as capital assets on the day that the reverse stock split became effective.

Voting Required

   The affirmative vote of the holders of at least two-thirds of the total number of votes of our capital stock outstanding as of the record date is required to approve this proposal.

Recommendation

   Our board of directors unanimously recommends that you vote FOR the approval and adoption of Proposal 3.

                  STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS

   The following table sets forth, as of September 13, 2002, the number of shares of our common stock beneficially owned by (i) our president and chief executive officer and each of our other four most highly compensated executive officers for our fiscal year ended December 31, 2001, (ii) each of our directors and (iii) all executive officers and directors as a group:

                                                                  Securities
                                                                  Exercisable
                                                                      or
                                                                  Convertible             Percent
                                                   Shares of        Within                  of
                     Name                       Common Stock (1)  60 Days (2)    Total     Class
                     ----                       ---------------- -----------   ---------- -------
J. Patrick Millinor, Jr.
  Chairman of the Board and
  Former Chief Executive Officer...............      173,486(3)     180,349       353,835     *
Joseph M. Ivey, Jr.
  President and Chief Executive Officer........      935,638(4)     439,063     1,374,701   2.1%
Henry P. Holland
  Executive Vice President and Chief Operating
  Officer......................................            0         93,750        62,500     *
Ray Naizer
  Senior Vice President, Operations............       74,523         42,750       117,273     *
Robert Tyler (5)
  Former Senior Vice President, Operations.....        2,540              0         2,540     *
Andrew D. Africk
  Director.....................................            0     23,320,424(6) 23,320,424  26.4%
Vincent W. Eades
  Director.....................................            0         43,784        43,784     *
Michael Gross
  Director.....................................            0     23,320,424(6) 23,320,424  26.4%
Scott Kleinman
  Director.....................................            0     23,310,424(6) 23,310,424  26.4%
Donald L. Luke
  Director.....................................          978         88,000        88,978     *
Lucian L. Morrison
  Director.....................................        3,618         33,750        37,368     *
William M. Mounger II
  Director.....................................       10,000         25,000        35,000     *
John M. Sullivan
  Director.....................................       13,937         30,000        43,937     *
All executive officers and directors as a group
  (23 persons).................................    1,298,656     24,808,861    26,107,517  29.1%

--------
*  Represents beneficial ownership of less than 1%.
(1) Except as otherwise noted, each executive officer and director has sole voting and investment power over our shares beneficially owned in this column.
(2) Represents options to purchase shares of our common stock that are exercisable within 60 days of September 13, 2002.
(3) Includes 143 shares held by Mr. Millinor's children, of which Mr. Millinor disclaims beneficial ownership.
(4) Includes 635,200 shares held by Madison Street Partnership, Ltd., a limited partnership of which Mr. Ivey and his spouse are sole general partners and sole limited partners, and 300,438 shares held by Ivey National Corporation (the principal stockholder of which is Mr. Ivey's father), of which Mr. Ivey disclaims beneficial ownership beyond his pecuniary interest.
(5) Mr. Tyler resigned as Senior Vice President, Operations of the company as of January 31, 2002.
(6) Includes, and the director disclaims beneficial ownership of, the 23,285,424 shares of common stock issuable upon conversion of the 7.25% convertible participating preferred stock and warrants owned by the Apollo Shareholders as described in note (1) under "Security Ownership of Certain Beneficial Owners" on page 23 of this proxy statement. The director is a principal of Apollo Advisors IV, L.P., the general partner of the Apollo Shareholders, and may be deemed to beneficially own such shares as a result of his position with Apollo Advisors IV, L.P. See "Security Ownership of Certain Beneficial Owners" on page 23 of this proxy statement.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   Holders of our common stock are entitled to one vote for each share owned at this special meeting of shareholders. Holders of our 7.25% convertible participating preferred stock are entitled to one vote for each share of common stock into which such securities are convertible. As of September 13, 2002, there were 64,998,700 shares of our common stock issued and outstanding and 256,191 shares of our 7.25% convertible participating preferred stock issued and outstanding, which shares of 7.25% convertible participating preferred stock were convertible into 21,997,924 shares of common stock. As of September 13, 2002, the entities known to us to be beneficial owners of more than five percent of any class of our equity securities were:

                                       Total Number         Total Number
                                       of Shares of         of Shares of
                                      Preferred Stock       Common Stock
          Name and Address             Beneficially   % of  Beneficially  % of
         of Beneficial Owner               Owned      Class    Owned      Class
         -------------------          --------------- ----- ------------ -----
Apollo Investment Fund IV, L.P. (1)..     242,946     94.8%  22,082,604  25.4%(2)
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase, N.Y. 10577
Apollo Overseas Partners IV, L.P. (1)      13,245      5.2    1,202,820   1.8(2)
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase, N.Y. 10577
Dimensional Fund Advisors Inc. (3)...          --       --    3,847,400   5.9
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401

--------
(1) The number of shares of common stock beneficially owned by the Apollo Shareholders consists of 21,997,924 shares that are issuable upon conversion of the 7.25% convertible participating preferred stock and 1,287,500 shares that may be purchased pursuant to warrants issued by Building One Services Corporation ("BOSC") and assumed by the company in accordance with the merger agreement between the company and BOSC, having an exercise price of $16.00 per share. The shares of the 7.25% convertible participating preferred stock are convertible by the Apollo Shareholders at $14.00 per share into 20,860,638 and 1,137,286 shares of common stock, respectively, based upon the face amount of the 7.25% convertible participating preferred stock of $256,191,000 plus accrued dividends of $51,779,937 as of September 13, 2002. Apollo Advisors IV, L.P. ("Advisors IV") is the general partner of each of the Apollo Shareholders. Apollo Capital Management IV, L.P. ("Capital Management IV") is the general partner of Advisors IV. The directors and principal executive officers of Capital Management IV are Leon D. Black and John J. Hannan. Messrs. Black and Hannan are also limited partners of Advisors IV. Messrs. Black, Hannan, Africk, Gross and Kleinman disclaim beneficial ownership of the shares owned by the Apollo Shareholders. See the caption "Effects of Rights Offering on the Apollo Shareholders' Securities and Ownership" on page 28 of the attached rights offering prospectus for information concerning the increases in beneficial ownership of the company's securities resulting from the investment of an additional $35 million in the company by the Apollo Shareholders.
(2) Does not give effect to the transactions contemplated by the securities purchase agreement.
(3) Based on a Schedule 13G filed on January 30, 2002, Dimensional Fund Advisors Inc. ("Dimensional") reports sole voting and dispositive power with respect to all such shares as a result of acting as investment advisor to various investment companies. The Schedule 13G states that no one investment advisory client of Dimensional owns more than 5% of the shares and disclaims beneficial ownership by Dimensional of all such securities. Percentage ownership shown is calculated based on the number of shares of common stock outstanding as of September 13, 2002, rather than January 30, 2002.

                          FORWARD LOOKING STATEMENTS

   This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the consummation of the proposed transactions described above. These statements are based on management's current expectations and involve risks and uncertainties that could cause the company's actual results to differ materially from those set forth in the statements. We can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from current expectations include: non-approval by our shareholders of the proposed investment by the Apollo Shareholders; the level of demand for our services by multi-site customers; the level of interest rates, which affects demand for our services and our interest expense; the potential impact of any acquisition, disposition, merger, joint venture or any other significant financial transactions that could occur in the future; working capital requirements; general economic conditions; as well as other factors listed in our Forms 10-K and 10-K/A for the year ended December 31, 2001, our most recent Form 10-Q and this rights offering prospectus. We assume no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

                           ADVANCE NOTICE PROCEDURES

   Under our bylaws, no business may be brought before a special or annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that we are required to set forth in our proxy statement under SEC Rule 14a-8) or, with respect to annual meetings, as otherwise brought before the meeting by or at the direction of the board of directors or by a shareholder entitled to vote who has delivered notice to Encompass (containing certain information specified in the bylaws) not less than 120 nor more than 150 days prior to the first anniversary of the date that materials for the previous year's annual meeting were mailed. These requirements are separate and apart from, and in addition to, the SEC requirements that a shareholder must meet to have a shareholder proposal included in the company's proxy statement under Rule 14a-8.

   A copy of the full text of the bylaw provisions discussed above may be obtained by written request to: Corporate Secretary, Encompass Services Corporation, 3 Greenway Plaza, Suite 2000, Houston, Texas 77046.

   If any matter should nevertheless come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote all proxies (unless otherwise directed by shareholders) in accordance with their judgment on such matter.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   Any proposal intended for inclusion in our proxy statement and form of proxy relating to our 2003 Annual Meeting of Shareholders should be sent to:
Corporate Secretary, Encompass Services Corporation, 3 Greenway Plaza, Suite 2000, Houston, Texas 77046, and must be received by December 28, 2002.

                            ADDITIONAL INFORMATION

   We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC's website at "www.sec.gov." In addition, you can read and copy our SEC filings at the office of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

                                        By Order of the Board of Directors,


                                        /s/ Gray H. Muzzy
                                        Gray H. Muzzy
                                        Senior Vice President, General Counsel
                                          and Secretary


September 16, 2002

Houston, Texas

                                                                        ANNEX A

                                                                 Execution Copy

                         SECURITIES PURCHASE AGREEMENT

                                  dated as of

                                 June 27, 2002

                                    between

                        ENCOMPASS SERVICES CORPORATION

                                      and

                                 THE INVESTORS

                               IDENTIFIED HEREIN

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
   ARTICLE I DEFINITIONS................................................   1

   ARTICLE II THE TRANSACTION...........................................   6
   2.1  Exercise; Sale and Purchase.....................................   6
   2.2  Closing.........................................................   6

   ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY............   7
   3.1  Organization....................................................   7
   3.2  Subsidiaries....................................................   7
   3.3  Authority; Enforceability.......................................   7
   3.4  Capitalization..................................................   7
   3.5  Fairness Opinion................................................   8
   3.6  Consents and Approvals; No Violations...........................   8
   3.7  Authorization of the New Securities.............................   9
   3.8  Offering Valid for the New Securities...........................   9
   3.9  SEC Documents; Financial Statements; Other Financial Information   9
   3.10 Information Supplied............................................   9
   3.11 Absence of Undisclosed Liabilities..............................  10
   3.12 Absence of Changes..............................................  10
   3.13 Compliance with Laws and Permits................................  10
   3.14 Investment Company and Investment Adviser.......................  10
   3.15 Brokers.........................................................  11

   ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE INVESTORS...........  11
   4.1  Organization....................................................  11
   4.2  Authority.......................................................  11
   4.3  Consents and Approvals; No Violations...........................  11
   4.4  Brokers.........................................................  12
   4.5  Investment Representations and Warranties.......................  12
   4.6  Financial Resources.............................................  12
   4.7  Information Supplied............................................  12

   ARTICLE V COVENANTS..................................................  13
   5.1  Other Actions; Conduct of Business..............................  13
   5.2  The Rights Offering.............................................  13
   5.3  Shareholder Meeting; Proxy Statement............................  15
   5.4  Advice of Changes; Filings......................................  15
   5.5  Delivery of Fairness Opinion....................................  15
   5.6  2003 Annual Shareholder Meeting; Proxy..........................  16

   ARTICLE VI ADDITIONAL AGREEMENTS.....................................  16
   6.1  Reasonable Efforts; Notification................................  16
   6.2  Public Announcements............................................  17
   6.3  Communications with Governmental Entities.......................  17
   6.4  Investor Rights Agreement.......................................  17
   6.5  Bank Communications.............................................  17
   6.6  Tax Treatment...................................................  18

   ARTICLE VII CONDITIONS...............................................  18
   7.1  Closing Conditions to Each Party's Obligations..................  18
   7.2  Conditions to the Company's Obligations.........................  18

                                                                          Page
                                                                          ----
 7.3  Conditions to the Investors' Obligations...........................  19

 ARTICLE VIII TERMINATION AND AMENDMENT..................................  20
 8.1  Termination........................................................  20
 8.2  Effect of Termination..............................................  21

 ARTICLE IX MISCELLANEOUS................................................  21
 9.1  Amendment..........................................................  21
 9.2  Extension; Waiver..................................................  21
 9.3  Survival of Representations and Warranties, Limitation on Liability  21
 9.4  Notices............................................................  22
 9.5  Indemnification....................................................  22
 9.6  Fees and Expenses..................................................  23
 9.7  Interpretation.....................................................  23
 9.8  Entire Agreement; Third Party Beneficiaries........................  24
 9.9  Governing Law......................................................  24
 9.10 Counterparts.......................................................  24
 9.11 Assignment.........................................................  24
 9.12 Enforcement........................................................  25
 9.13 Time...............................................................  25

Annexes

Annex I -- Schedule of Investors

Exhibits

Exhibit A -- Amendment to the Credit Agreement

Exhibit B -- Series C Statement of Designation

Schedules

3.2 -- Subsidiaries

3.3 -- Company Required Consents and Approvals

3.4 -- Company Capitalization

3.6 -- Consents and Approvals; No Violations

3.11 -- Absence of Undisclosed Liabilities

3.12 -- Absence of Changes

4.3 -- Investors Required Consents and Approvals

5.2(b) -- Certain Optionholders

7.3(e) -- Employees Signing Waivers

   SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 27, 2002, among Encompass Services Corporation, a Texas corporation (the "Company") and the Investors (the "Investors") identified on Annex I attached hereto.

   WHEREAS, the Company has determined that it is in the best interests of the Company and its stockholders to effect a $50,000,000 rights offering (the "Rights Offering") in which the Company will distribute non-transferable rights to purchase shares of Common Stock to the holders of Common Stock and Participating Preferred Stock (pursuant to the Participating Preferred Stock's participation rights in accordance with the Articles) at a per share price equal to the Subscription Price and upon the terms set forth in Section 5.2 hereof; and

   WHEREAS, the Company has requested, in order for the Company to have guaranteed proceeds of $35,000,000, that the Investors agree to purchase $35,000,000 of Common Stock at the Subscription Price, through the exercise of the Investor Rights (including the Basic Subscription Privilege and, to the extent necessary, the Oversubscription Privilege represented thereby) and in the event that the exercise of the Investor Rights does not result in the purchase by the Investors of $35,000,000 of Common Stock at the Subscription Price, the purchase of additional shares of Series C Preferred Stock at the Subscription Price (the "Additional Share Purchase"); and

   WHEREAS, the Investors have agreed, subject to the terms and conditions of this Agreement, to exercise the Investor Rights (including the Basic Subscription Privilege and, to the extent necessary, the Oversubscription Privilege represented thereby) and, to the extent necessary, consummate the Additional Share Purchase in order to purchase $35,000,000 of the Shares at the Subscription Price.

   NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Investors and the Company hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

   As used in this Agreement, the following terms shall have the following respective meanings: "Additional Share Purchase" has the meaning set forth in the recitals.

   "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common ownership or control with, or is owned or controlled by, such specified Person; provided that Affiliates of the Investors, any designees of the Investors and Apollo shall exclude operating companies that would otherwise be deemed an Affiliate of such Persons, but shall include all investment partnerships and special purpose entities that are not operating companies, whether existing as of the date hereof or created hereafter, if the Persons controlling Apollo control such entities. As used in this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract or otherwise.

   "Agreement" has the meaning set forth in the Caption.

   "Amendment to the Credit Agreement" means the amendment to the Credit Agreement attached hereto as Exhibit A.

   "Announcement Date" means the date on which the Rights Offering and the Amendment to Credit Agreement are first disclosed to the public (through any written, verbal or other medium or means of communication).

   "Apollo" means Apollo Management IV, L.P. and its Affiliates.

   "Articles" means the Company's Restated Articles of Incorporation, as in effect as of the date hereof.

   "Banks" means Bank of America, N.A. and those other entities (other than the Company and its Affiliates) that are parties to the Credit Agreement.

   "Basic Subscription Privilege" has the meaning set forth in Section 5.2(b).

   "Board" means the Company's Board of Directors.

   "Business Day" means any day, other than a Saturday, Sunday or a day on which the banking institutions in the State of New York are authorized or obligated by Law or executive order to close.

   "Closing" has the meaning set forth in Section 2.2.

   "Closing Date" means the later to occur of (i) the twentieth (20th) calendar day following the Commencement Date or (ii) the date that is two (2) Business Days following the date on which any applicable waiting period under the HSR Act relating to the Transactions shall have expired or been terminated.

   "Closing Price" means with respect to the shares of Common Stock on any day, the last reported sales price, or in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the NYSE.

   "Code" means the Internal Revenue Code of the 1986, as amended.

   "Commencement Date" has the meaning set forth in Section 5.2(b).

   "Commission" means the United States Securities and Exchange Commission.

   "Common Stock" means the Company's common stock, par value $0.001 per share.

   "Common Stock Purchase Right" means those rights to purchase Common Stock issued in the Rights Offering (including the Basic Subscription Privilege and Oversubscription Privilege represented thereby).

      "Company" has the meaning set forth in the Caption.

   "Contract" means any loan or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order or other contract, agreement, commitment, instrument, Permit (as hereinafter defined), concession, franchise, license, employment agreement, or benefit or option plan or similar arrangement.

   "Conversion Price" has the meaning set forth in the Articles.

   "Credit Agreement" means the credit agreement dated as of February 22, 2000 by and among the Company, Bank of America, N.A., as syndication agent, and the several Banks named therein, as amended from time to time thereafter.

   "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, each as amended.

   "GAAP" means generally accepted accounting principles, consistently applied.

   "Governmental Entity" means any national, federal, state, municipal, local, territorial, foreign or other government, quasi-governmental entity or organization or self-regulated organization (including, without limitation, the NYSE and the NASDAQ National Market) or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative, or arbitral body or public or private tribunal.

   "HSR Act" means the Hart Scott Rodino Antitrust Improvement Act of 1976, as amended.

   "Indemnified Party" has the meaning set forth in Section 9.5(a).

   "Indenture" means the Indenture dated as of April 30, 1999 by and among the Company, as Issuer, IBJ Whitehall Bank & Trust, as Trustee, and the Guarantors (as defined therein), as amended from time to time thereafter.

   "Indenture Trustee" means The Bank of New York, or such other entity serving as the Trustee under the Indenture.

   "Intended Tax Treatment" has the meaning set forth in Section 6.6.

   "Investor Rights" means the Common Stock Purchase Rights offered to the Investors pursuant to the Rights Offering (including the Basic Subscription Privilege and Oversubscription Privilege represented thereby).

   "Investor Rights Agreement" means the Investor Rights Agreement dated as of February 22, 2000 by and among the Company and the Investor named therein, as the same may be amended, modified or supplemented from time to time.

   "Investors" has the meaning set forth in the Caption.

   "Knowledge" has the meaning set forth in Section 9.7.

   "Latest Form 10-Q" means the quarterly report on Form 10-Q filed by the Company with the Commission on May 15, 2002 for the three (3) months ended March 31, 2002.

   "Law" means all provisions of laws, statutes, ordinances, rules, bylaws, regulations, writs, Permits or Orders of any Governmental Entity.

   "Lehman Brothers" means Lehman Brothers, Inc.

   "Lehman Brothers' Fairness Opinion" has the meaning set forth in Section 3.5(a).

   "Liabilities" has the meaning set forth in Section 3.11.

   "Losses" has the meaning set forth in Section 9.5(a).

   "Material Adverse Change" has the meaning set forth in Section 9.7.

   "Material Adverse Effect" has the meaning set forth in Section 9.7.

   "NASDAQ National Market" means the automated quotation system of the National Association of Securities Dealers for trading of "Nasdaq National Market Securities" (as defined in the National Association of Securities Dealers Manual, as amended).

   "Net Authorized Shares" means the number of authorized but unissued shares of the Company's Common Stock as of the Closing Date, but after subtracting from such number the number of shares of Common Stock contractually required to be reserved as of the Closing Date for issuance upon the conversion, exchange or exercise of all securities of the Company that are convertible into, or exchangeable or exercisable for, shares of Common Stock.

   "New Securities" means the Investor Rights and the Shares.

   "NYSE" means the New York Stock Exchange.

   "Order" means all judgments, injunctions, orders and decrees of all Governmental Entities in Proceedings (as hereinafter defined) in which the Person in question is a party or by which any of its properties is bound.

   "Organizational Documents" means, with respect to any Person, each instrument or other document that (a) defines the existence of such Person, including its certificate of limited partnership or articles or certificate of incorporation, as filed or recorded with an applicable Governmental Entity, or
(b) governs the internal affairs of such Person, including its partnership agreement or by-laws (or any equivalent thereof).

   "Outside Date" has the meaning set forth in Section 8.1(b).

   "Oversubscription Privilege" has the meaning set forth in Section 5.2(c).

   "Participating Preferred Stock" means shares of the Company's 7.25% Convertible Preferred Stock, $0.001 par value per share, the terms of which are governed by the Statement of Designation.

   "Permits" means, collectively, all franchises, approvals, clearances, permits, licenses, authorizations, registrations, certificates, and variances obtained from, or agreements with, any Governmental Entity.

   "Person" has the meaning set forth in Section 9.7.

   "Proceeding" means any claim, demand, suit, action, hearing, grievance, arbitration, mediation or proceeding in any court or before any Governmental Entity, whether at law or in equity.

   "Prospectus" means the final prospectus relating to the Rights Offering delivered pursuant to Rule 424(b) of the Securities Act to those Persons receiving Common Stock Purchase Rights in the Rights Offering.

   "Proxy Statement" has the meaning set forth in Section 5.3(b).

   "Record Date" means the record date for determination of those Persons entitled to receive Common Stock Purchase Rights in the Rights Offering, which record date shall be determined in good faith by the Board.

      "Registration Statement" has the meaning set forth in Section 5.2(a).

      "Rights Offering" has the meaning set forth in the recitals.

   "Rights Shares" means the shares of Common Stock issuable upon exercise of the Common Stock Purchase Rights.

   "SEC Documents" means all reports, forms, schedules, statements and other documents required to be filed by the Company or any of its Subsidiaries with the Commission (including, without limitation, the Registration Statement and the Proxy Statement).

   "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, each as amended.

   "Series C Preferred Stock" means shares of the Company's Series C Convertible Participating Preferred Stock, $0.001 par value per share, the terms of which are governed by the Series C Statement of Designation.

   "Series C Statement of Designation" means the Statement of Designation setting forth the preferences, privileges, limitations and relative rights of the Series C Preferred Stock, attached as Exhibit B hereto.

   "Shareholders Meeting" has the meaning set forth in Section 5.3(a).

   "Shares" has the meaning set forth in Section 2.1(b).

   "Shortfall Amount" has the meaning set forth in Section 2.1(c).

   "Special Committee" means the special committee of the Board that has been established for purposes of reviewing and evaluating the Transactions and all other related or similar proposed transactions.

   "Statement of Designation" means the Statement of Designation setting forth the preferences, limitations and relative rights of the Participating Preferred Stock.

   "Subscription Price" means the lower of (i) $0.70 per share of Common Stock (or share of Common Stock underlying the Series C Preferred Stock) and (ii) the Ten-Day Average Trading Price.

   "Subsidiary" has the meaning set forth in Section 9.7.

   "Tax" means any of the Taxes and "Taxes" means with respect to any Person,
(A) all income Taxes (including any tax on or based upon net income, or gross income, or income as specially defined, or earnings, or profits, or selected items of income, earnings or profits) and all gross receipts, sales, use, ad valorem, transfer, franchise, license withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by taxing authority (domestic or foreign) on such Person and (B) any Liability for the payment of any amount of the type described in the immediately preceding clause
(A) as a result of (1) being a "transferee" (within the meaning of Section 6901 of the Code or any other applicable law) of another Person, (2) being a member of an affiliated, combined, consolidated or unitary group or (3) any contractual Liability.

   "Ten-Day Average Trading Price" shall mean the average of the Closing Prices of the Common Stock over a period of ten (10) Business Days which 10-Business Day period shall begin on the first Business Day after the Announcement Date and end on the tenth (10th) Business Day after such Announcement Date; provided, that if the average of the Closing Prices of the Common Stock over such 10-Business Day period is less than $0.55, the Ten-Day Average Trading Price shall equal $0.55.

   "Third Party" means any Person or "group," as described in Rule 13d-5(b) promulgated under the Exchange Act, other than the Investors or any of their Affiliates.

   "Third Party Claim" has the meaning set forth in Section 9.5(b).

   "Transactions" shall mean the Rights Offering and all other transactions related thereto, and all other transactions contemplated by this Agreement and the other Transaction Documents.

   "Transaction Documents" means this Agreement and the other certificates, documents and instruments executed by the Company or the Investors in connection with any of the foregoing documents and instruments or any of the transactions contemplated thereby (including, without limitation, the Series C Statement of Designation).

                                  ARTICLE II

                                THE TRANSACTION

2.1  Exercise; Sale and Purchase.

   (a) Subject to the terms and conditions hereof, the Company has authorized
(i) the issuance of the Investor Rights in the Rights Offering, (ii) the reservation, issuance and sale of the Shares to the Investors on the Closing Date and (iii) the reservation, issuance and sale of all other shares of Common Stock issuable upon exercise of the Common Stock Purchase Rights.

   (b) On the Closing Date, the Company shall sell to the Investors, and the Investors shall purchase from the Company, by the exercise of the Investor Rights, and, if necessary, the consummation of the Additional Share Purchase a number of shares of Common Stock equal to $35,000,000 divided by the Subscription Price (the "Shares") at a price per share equal to the Subscription Price. For purposes of clarification, the purchase of the Shares pursuant to the immediately preceding sentence shall be deemed to be the full exercise of the Investor Rights in connection with the Rights Offering (including the exercise of the Basic Subscription Privilege and the Oversubscription Privilege to the extent necessary for the Investors to purchase $35,000,000 of Common Stock at the Subscription Price) and, if necessary, the consummation of the Additional Share Purchase. The Investors shall pay for the Shares by wire transfer of immediately available funds to an account designated by the Company (against delivery to such Investors of certificates representing such Shares). Concurrently with the receipt of payment for such Shares, the Company shall (i) deliver to the Investors certificates representing the Shares being purchased by such Investors, duly endorsed in the name of the Investors or their Affiliates or (ii) in the event such Shares are uncertificated, make the appropriate book entries to reflect the purchase of such Shares by the Investors.

   (c) Notwithstanding anything set forth in this Agreement to the contrary, if the number of Net Authorized Shares is less than the number of shares of Common Stock subscribed for by the Company's stockholders in the Rights Offering, then the Company shall reduce by the Shortfall Amount the number of Shares it would otherwise have been required to issue to the Investors pursuant to Section 2.1(b) and shall issue to the Investors shares of Series C Preferred Stock that are convertible (upon the approval contemplated in Section 5.6 hereof) into the number of shares of Common Stock equal to the Shortfall Amount, (and all references herein to "Shares", "Rights Shares", "Common Stock", "New Securities" and similar terms to describe the purchase of shares of Common Stock in the Rights Offering shall be deemed to refer to such shares of Series C Preferred Stock). The difference between the amount of shares of Common Stock subscribed for by the Company's stockholders (including the Investors) in the Rights Offering and the amount of Net Authorized Shares is referred to herein as the "Shortfall Amount". For purposes of clarity, pursuant to Section 2.1(b) and this Section 2.1(c), the Investors will buy a number of shares of Common Stock, Common Stock issuable upon conversion of the Series C Preferred Stock, or a combination of the two, equal to the amount obtained by dividing $35,000,000 by the Subscription Price.

2.2  Closing.

   The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of O'Sullivan LLP, 30 Rockefeller Plaza, 24th Floor, New York, New York on the Closing Date.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

   The Company hereby represents and warrants to the Investors as follows:

3.1  Organization.

   Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite power and authority to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualifications or licensing necessary, other than in such jurisdictions where the failure to be so qualified, licensed or in good standing (individually or in the aggregate) would not be reasonably expected to either prevent or materially delay its ability to perform its obligations hereunder. The Company has made available to the Investors complete and correct copies of its and its Subsidiaries' Organizational Documents, each as amended to the date hereof.

3.2  Subsidiaries.

   Except as set forth on Schedule 3.2, the Company has no Subsidiaries or controlled Affiliates and does not otherwise own or control, directly or indirectly, any equity or voting interest in any Person, nor has the Company made any commitment or subscribed for the purchase of any such equity or voting interest.

3.3  Authority; Enforceability.

   Except for those shareholder consents set forth on Schedule 3.3 hereto, the Company and its Subsidiaries, as applicable, has the requisite corporate power and authority to execute and deliver or file, as applicable, this Agreement and each other Transaction Document to which it is a party and to consummate the Transactions. The execution, delivery and performance of this Agreement and the other Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company and its Subsidiaries, as applicable, and no other corporate proceedings on the part of the Company or any of its Subsidiaries, except for the shareholder approvals listed on
Schedule 3.3 hereto, are necessary to authorize this Agreement or any other Transaction Document or to consummate the Transactions. This Agreement and the other Transaction Documents have been, or will be, as applicable, duly executed and delivered by the Company and each of its Subsidiaries, as applicable, and each such document constitutes, or will constitute, a valid and binding obligation of the Company or such Subsidiary, subject to receipt of the shareholder approvals listed on Schedule 3.3 hereto, enforceable against the Company and each of its Subsidiaries, as applicable, in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a Proceeding at Law or in equity).

3.4  Capitalization.

   The authorized capital stock of the Company consists solely of: (i) as of the date of this Agreement and immediately prior to the Closing Date, Two Hundred Million (200,000,000) shares of Common Stock of which: (A) 64,280,367 shares are issued and outstanding as of May 31, 2002, (B) 12,000,000 shares are reserved, as of May 31, 2002, for issuance upon the exercise of options granted or to be granted under the Company's stock option plans, (C) 4,500,000 shares are reserved, as of May 31, 2002, for issuance upon the exercise of warrants granted or to be granted pursuant to warrant agreements with Jonathan J. Ledecky, James Brady, the Investors, Karl Kerr, Randall & Jan Marie Foco, Trustees UTD, Theodore Keenan, James T. Broyles, Alfred R. Roach and Mike Callahan, (D) 22,000,000 shares are reserved, as of May 31, 2002, for issuance upon the conversion of the

Participating Preferred Stock; and (E) 1,642,088 shares are reserved, as of June 1, 2002, for issuance pursuant to the Company's employee stock purchase plan, and (ii) Fifty Million (50,000,000) shares of preferred stock, par value $0.001 per share, 275,000 of which have been designated as Participating Preferred Stock of which 256,191 shares are issued and outstanding.

   Set forth on Schedule 3.4 is a summary of the Company's capitalization, on
(i) an actual basis prior to giving effect to the Transactions and (ii) on a pro forma basis (after giving effect to the Transactions expected to be disclosed in the Registration Statement) setting forth the total number of votes entitled to be cast at any meeting of the Company's Shareholders. All of the Company's and its Subsidiaries' issued and outstanding shares of capital stock (or other equity securities) have been duly authorized and validly issued and are fully paid and nonassessable, with no personal Liability attaching to the ownership thereof. Except as provided for in this Agreement and on Schedule 3.4, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any of its Subsidiaries is authorized or outstanding, (ii) neither the Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock or other equity securities any evidences of indebtedness or assets of the Company or such Subsidiary, (iii) neither the Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock (or other equity securities) or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company or any of its Subsidiaries. All of the issued and outstanding shares of the Company's and its Subsidiaries' capital stock (or other equity securities) have been offered, issued and sold by the Company or such Subsidiary in compliance with applicable federal and state securities Laws. Except as set forth on Schedule 3.4, as of the date hereof, each subscription, warrant, option, convertible security or other right (contingent or otherwise) (other than the Common Stock Purchase Rights) to purchase or acquire any shares of capital stock of the Company or any of its Subsidiaries is exercisable at an exercise price or conversion price that is higher than the Fair Market Value (as defined in the Series C Statement of Designation) of the security underlying such subscription, warrant, option, convertible security or other right. Except as set forth on Schedule 7.3(e), no Person will be entitled to any severance, change of control payment, acceleration of vested or unvested options, continuing benefit or similar payment or acceleration that would be triggered, directly or indirectly, as a result of the Transactions. Joseph Ivey has delivered to the Company a waiver of all severance, change of control payments, acceleration of vested or unvested options, continuing benefits or similar payments or acceleration that would be triggered, directly or indirectly, as a result of the Transactions.

3.5  Fairness Opinion.

   (a) The Special Committee has determined that the Transactions are fair to the Company from a financial point of view, and has received the oral opinion of Lehman Brothers, financial advisor to the Special Committee, attesting to such effect (the "Lehman Brothers' Fairness Opinion"), and Lehman Brothers has committed to deliver a written opinion to such effect as soon as practicable.

   (b) The Lehman Brothers' Fairness Opinion satisfies the requirements of the "affiliate transaction" covenant contained in Section 4.12 of the Indenture.

3.6  Consents and Approvals; No Violations.

   Except as set forth on Schedule 3.6 hereto, neither the execution, delivery nor performance of this Agreement or the other Transaction Documents, by each of the Company and its Subsidiaries, as applicable, nor the consummation by each of the Company and its Subsidiaries, as applicable, of the transactions contemplated hereby or thereby will (i) conflict with or result in any breach of any provision of the Company's and its Subsidiaries' respective Organizational Documents, (ii) require any filing with, notice to, or Permit, authorization, consent or approval of, any Governmental Entity (except for (A) any filing requirement pursuant to the HSR Act, (B) the filing of the Registration Statement and the Proxy Statement with (and subsequent declaration of effectiveness by) the Commission,
(C) any filing requirement of the NYSE (or the NASDAQ National Market, if applicable) or (D) where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement), (iii) result in a violation or breach of, require any notice to any party pursuant to, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, amendment, cancellation, acceleration (including, without limitation, the acceleration of any unvested options), non-renewal or contingent payment or Liability (including any severance or change-of-control Liabilities) under, any of the terms, conditions or provisions of any Contract to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or (iv) violate any Law applicable to the Company, any of its Subsidiaries or any of their respective properties or assets, except in the case of clauses (iii) and
(iv) for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to either prevent or materially delay such Person's ability to perform its obligations hereunder.

3.7  Authorization of the New Securities.

   The New Securities have been duly authorized for issuance, and when issued and delivered, and when payment for the Shares has been received in accordance with Section 2.1 of this Agreement, the Shares will be validly issued, fully paid and nonassessable.

3.8  Offering Valid for the New Securities.

   Assuming the accuracy of the representations and warranties of the Investors contained in Section 4.5 hereof, the issuance of the New Securities will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities Laws.

3.9  SEC Documents; Financial Statements; Other Financial Information.

   Each of the Company and its Subsidiaries has filed with the Commission all SEC Documents required to be filed on or prior to the date hereof. As of their respective filing dates, (i) each SEC Document complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Document, and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Documents complied in all material respects, as of their respective filing dates, as to form with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

3.10  Information Supplied.

   None of the information supplied or to be supplied by the Company or any of its Subsidiaries specifically for inclusion or incorporation by reference in any documents to be filed by the Company or any of its Subsidiaries with the Commission or any other Governmental Entity in connection with the Transactions (including, without limitation, the Registration Statement filed as contemplated by Section 5.2 hereof and any Proxy Statement filed pursuant to
Section 14 under the Exchange Act in connection with the Transactions) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.11  Absence of Undisclosed Liabilities.

   Except as set forth on Schedule 3.11 or as disclosed in the Latest Form 10-Q, neither the Company nor any of its Subsidiaries has any liability or obligation of any nature (whether matured or unmatured, secured or unsecured, fixed or contingent, accrued or unaccrued) ("Liabilities"), except for (a) Liabilities discussed in the most recent annual report filed on Form 10-K under the Exchange Act with the Commission, (b) Liabilities which have arisen in the ordinary course of business since the date the Company filed it most recent annual report on Form 10-K under the Exchange Act with the Commission and which are similar in nature and amount to the Liabilities which arose during the comparable period of time in the immediately preceding fiscal period and (c) contractual Liabilities incurred in the ordinary course of business.

3.12  Absence of Changes.

   Except as set forth on Schedule 3.12 hereto or as disclosed in the Latest Form 10-Q, since the Company filed its most recent annual report on Form 10-K under the Exchange Act with the Commission, there has not been (a) any Material Adverse Change, (b) any borrowing or agreement to borrow funds or any Liability incurred by the Company or any of its Subsidiaries, other than current Liabilities incurred in the ordinary course of business consistent in type and amount with past practice, (c) any asset or property of the Company or any of its Subsidiaries made subject to any encumbrance, lien or similar restriction of any kind, (d) any waiver of any right of the Company or any of its Subsidiaries, or the cancellation of any debt owed to or claim held by the Company or any of its Subsidiaries, (e) any payment of dividends on, or other distribution with respect to, or any direct or indirect redemption, purchase or acquisition of, any shares of the capital stock or other securities of the Company or any of its Subsidiaries, (f) any issuance of any stock, bond or other security of the Company or any of its Subsidiaries, (g) any disposition of any tangible or intangible asset of the Company or any of its Subsidiaries,
(h) any loan by the Company or any of its Subsidiaries to any officer, director, employee, consultant, agent, affiliate or stockholder of the Company or any of its Subsidiaries (other than advances to such Persons in the ordinary course of business consistent with past practice in connection with bona fide business expenses), (i) any damage, destruction or loss (whether or not covered by insurance) of any asset of the Company or any of its Subsidiaries, (j) any extraordinary increase, direct or indirect, in the compensation paid or payable to any officer, director, employee, consultant or agent of the Company or any of its Subsidiaries, (k) any write-down of the value of any inventory, or any write-off as uncollectible of any account or note receivable of the Company or any of its Subsidiaries that is not consistent in type and amount with the Company's or such Subsidiary's past practice, (l) any change in the accounting methods, practices or policies followed by the Company or any of its Subsidiaries or any change in depreciation or amortization policies or rates theretofore adopted, which has not been adequately provided for or disclosed in the Company's annual report on Form 10-K for the year ended December 31, 2001 filed pursuant to the Exchange Act, (m) any change in the executive officers of the Company or any of its Subsidiaries, (n) any "Default" or "Event of Default" (each as defined in the Credit Agreement), under the Credit Agreement or any event, fact or circumstance that is reasonably likely to constitute a Default or Event of Default under the Credit Agreement or (o) any agreement or commitment with respect to any of the foregoing matters.

3.13  Compliance with Laws and Permits.

   The Company and each of its Subsidiaries has complied in all respects with, and is not in violation in any respect of, any Law or Permit applicable to the business of the Company or any of its Subsidiaries as presently or previously conducted, or as currently proposed to be conducted except where such non-compliance or violation would not have, or be reasonably expected to have, a Material Adverse Effect.

3.14  Investment Company and Investment Adviser.

   Neither the Company nor any of its Subsidiaries is an "investment company" or "investment adviser" as defined in the Investment Company Act of 1940, as amended.

3.15  Brokers.

   Except for customary fees payable to Lehman Brothers and to Bank of America Securities for the services they have provided in connection with the Transactions, no broker, investment banker, financial advisor, finder or other Person is entitled to any brokerage, investment banker's, financial advisor's, finder's or other fee or commission for investment banking or financial advisory services for which the Company or any of its Subsidiaries has been, is, or will be liable in connection with the execution of this Agreement by the Company or the performance by the Company of its obligations hereunder (including, without limitation, in connection with the Rights Offering).

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

   The Investors represent and warrant to the Company as follows: 4.1 Organization.

4.1  Organization

   The Investors are duly organized, validly existing and in good standing under the Laws of the jurisdiction of their organization and have all requisite power and authority to carry on their business as now being conducted. The Investors are duly qualified or licensed to do business and are in good standing in each jurisdiction in which the nature of their business or the ownership or leasing of their properties makes such qualifications or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) could not be reasonably expected to either prevent or materially delay their ability to perform their obligations hereunder.

4.2  Authority.

   The Investors have the requisite power and authority to execute and deliver this Agreement and each other Transaction Document to which they are a party, and to consummate the Transactions. The execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the Transactions, have been duly authorized by all necessary action on the part of the Investors and no other proceedings on the part of the Investors are necessary to authorize this Agreement or any other Transaction Document or to consummate the Transactions. This Agreement and the other Transaction Documents have been duly executed and delivered by the Investors and each such document constitutes a valid and binding obligation of the Investors enforceable against the Investors in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether applied in a Proceeding at Law or in equity).

4.3  Consents and Approvals; No Violations.

   Except as set forth on Schedule 4.3 hereto, neither the execution, delivery nor performance of this Agreement or the other Transaction Documents by the Investors, nor the consummation by the Investors of the transactions contemplated hereby or thereby, will (i) conflict with or result in any breach of any provision of their Organizational Documents, (ii) require any filing with, notice to, or Permit, authorization, consent or approval of, any Governmental Entity (except for (A) any filing requirement pursuant to the HSR Act, (B) the filing of the Registration Statement and the Proxy Statement with (and subsequent declaration of effectiveness by) the Commission, (C) any filing requirement of the NYSE (or the NASDAQ National Market, if applicable) or (D) where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement), (iii) result in a violation or breach of, require any notice to any party pursuant to, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, amendment, cancellation or acceleration, non-renewal or contingent payment or Liability under, any of the terms, conditions or provisions of any Contract to which any of the Investors is a party or by which any of them or any of their respective properties or assets may be bound or (iv) violate any Law applicable to the Investors or any of their properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults which would not, individually or in the aggregate, be reasonably expected to either prevent or materially delay such Person's ability to perform its obligations hereunder.

4.4  Brokers.

   No broker, investment banker, financial advisor, finder or other Person is entitled to any brokerage, investment banker's, financial advisor's, finder's or other fee or commission for which the Company will be liable in connection with the execution of this Agreement by the Investors or the performance by the Investors of their obligations hereunder.

4.5  Investment Representations and Warranties.

   (a) The Investors are acquiring, or will acquire, as applicable, the Shares hereunder for their own account, for investment and not with a view to the distribution thereof, and without any present intention of distributing the same.

   (b) The Investors will be "accredited investors" at the Closing within the meaning of Rule 501(a) promulgated under the Securities Act.

   (c) The Investors (i) have been furnished with or have had access to the information that the Investors requested from the Company sufficient to enable the Investors to evaluate the merits and risks of an investment in the Shares,
(ii) have had an opportunity to discuss with, and ask questions of, management of the Company regarding the intended business and financial affairs of the Company, and (iii) have generally such knowledge and experience in business and financial matters so as to enable the Investors to understand and evaluate the risks of and form an investment decision with respect to its investment in the Shares.

   (d) The Investors have no need for liquidity in their investment in the Shares and are able to bear the economic risk of its investment in the Shares and the complete loss of all of such investment.

   (e) The Investors recognize that an investment in the Company involves certain risks, and have taken full cognizance of, and understand all of, the risk factors related to the purchase of the Shares.

4.6  Financial Resources.

   The Investors have access to sufficient funds to pay the purchase price for the Shares on the Closing Date.

4.7  Information Supplied.

   None of the information supplied or to be supplied by the Investors about the Investors specifically for inclusion or incorporation by reference in any documents to be filed by the Company or any of its Subsidiaries with the Commission or any other Governmental Entity in connection with the Transactions (including, without limitation, the Registration Statement filed as contemplated by Section 5.2 hereof and any Proxy Statement filed pursuant to
Section 14 under the Exchange Act in connection with the Transactions) contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and the Investors hereby agree to indemnify the Company for any losses, Liabilities or damages (including, without limitation, the fees and expenses of the Company's legal counsel) in connection with any breach of the representations and warranties contained in this Article IV.

                                   ARTICLE V

                                   COVENANTS

5.1  Other Actions; Conduct of Business.

   (a) Prior to the Closing, the Company shall not, and shall cause each of its Subsidiaries not to, take or omit to take any action, the taking or omission of which would reasonably be expected to result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or inaccurate in any respect, (ii) a breach of any other agreement or covenant set forth in this Agreement or (iii) any of the conditions set forth in Article VII not being satisfied. From and after the date hereof until the Closing Date, the Company will, and will cause each of its Subsidiaries to, conduct its business only in the ordinary course of business consistent with past practice and use its commercially reasonable efforts to preserve intact its current business organizations.

   (b) Prior to the Closing, no Investor shall take or omit to take any action, the taking or omission of which would reasonably be expected to result in (i) any of the representations and warranties of that Investor set forth in this Agreement becoming untrue or inaccurate in any material respect, (ii) a breach of any other agreement or covenant set forth in this Agreement or (iii) any of the conditions set forth in Article VII not being satisfied.

5.2  The Rights Offering.

   (a) As promptly as practicable after the date hereof, the Company will prepare and file with the Commission a registration statement on Form S-3 as adopted pursuant to the Securities Act (or, if Form S-3 is not then available to the Company, on Form S-1 as adopted pursuant to the Securities Act) (together with the Prospectus, the "Registration Statement") covering the issuance of the Common Stock Purchase Rights and the Rights Shares. The Company will not permit any securities other than the Common Stock Purchase Rights and Rights Shares to be included in or covered by such Registration Statement. Neither the Registration Statement nor any amendment or supplement thereto, nor request for acceleration of effectiveness thereof, will be filed or submitted to any Governmental Entity without the Investors' prior consent (except if, upon the advice of legal counsel, such filing or submission is required by Law, in which event it may be filed only at the time required by Law (and no earlier)). The Investors and their counsel will be given the opportunity to participate in all drafting sessions, negotiations and other discussions with respect to such Registration Statement, and the Company will provide the Investors and their counsel with any written comments or other written communications that the Company or its counsel receives from time to time from the Commission or its staff with respect to the Registration Statement promptly after such communications are received by the Company. The Registration Statement will comply in all material respects with the provisions of applicable federal securities Laws. The Company promptly will correct any information provided by it for use in the Registration Statement if and to the extent that such information becomes false or misleading in any material respect or omits to state any material fact, and the Company will take all steps necessary to cause the Registration Statement, as so corrected, to be filed with the Commission and to be disseminated to the distributees of the Common Stock Purchase Rights, in each case as and to the extent required by applicable federal securities Laws. The Company will use its best efforts to cause the Registration Statement to be filed pursuant to this Section 5.2(a) to be declared effective by the Commission as soon as possible after the Registration Statement is filed with the Commission.

   (b) Promptly following the effective date of the Registration Statement, the Company will commence the Rights Offering (the date the Rights Offering is commenced is referred to herein as the "Commencement Date"). In the Rights Offering, the Company will distribute to each holder of Common Stock (and each holder of options or warrants issuable for Common Stock identified on Schedule 5.2(b) hereto) as of the Record Date, at no cost to such holder, one Common Stock Purchase Right for each share of Common Stock held as of the Record Date (treating each share of Participating Preferred Stock, for purposes of determining the holders of Common Stock and the number of shares of Common Stock held on the Record Date, as if it was converted into the number of shares of Common Stock for which it is convertible pursuant to Section 4 of the Statement of Designation, provided that notwithstanding the foregoing, nothing herein requires the holders of the Participating Preferred Stock to convert such Participating Preferred Stock into Common Stock in order to obtain the rights set forth in this Agreement). Each Common Stock Purchase Right will entitle the holder thereof, in such holder's sole discretion (the "Basic Subscription Privilege"), to purchase, at the Subscription Price, a number of shares of Common Stock equal to (i) $50,000,000 divided by the Subscription Price divided by (ii) the aggregate number of Common Stock Purchase Rights issued in the Rights Offering. The Company shall not, without the express prior written consent of the Investors, sell shares of Common Stock in the Rights Offering at less than the Subscription Price. If any Person who holds a Common Stock Purchase Right exercises more than one Common Stock Purchase Right in connection with the Rights Offering, such Person shall receive the number of shares of Common Stock resulting from aggregating all such exercises, rounded down to the nearest whole share. The Rights Offering will remain open until the Closing Date, and the Common Stock Purchase Rights will expire at 5:00 p.m., New York, New York local time on the Closing Date, except as otherwise required by applicable Law.

   (c) Each holder of Common Stock Purchase Rights who exercises its Basic Subscription Privilege in full will be entitled to subscribe for those Rights Shares it did not subscribe for through its Basic Subscription Privilege at the Subscription Price (the "Oversubscription Privilege"). If the number of Rights Shares remaining after the exercise of all Basic Subscription Privileges is not sufficient to satisfy the exercise of all Oversubscription Privileges, the holders exercising such Oversubscription Privileges will be allocated such Rights Shares pro rata and in proportion to the number of Rights Shares such holders purchased through their respective Basic Subscription Privileges. If the pro rata allocation referred to in the immediately preceding sentence exceeds the number of Rights Shares requested to be purchased by such holder through the exercise of its Oversubscription Privilege, then such holder only will receive the number of Rights Shares so requested, and the remaining Rights Shares from such holder's pro rata allocation will be divided among other holders of Common Stock Purchase Rights exercising their Oversubscription Privileges. If the pro rata allocation referred to in the second sentence of this Section 5.2(c) is less than the number of Rights Shares requested to be purchased by such holder through the exercise of its Oversubscription Privilege, then the excess funds paid by such holder as the Subscription Price for the Rights Shares not issued will be returned without interest or deduction. The closing of the exercise of the Oversubscription Privileges will also occur on the Closing Date.

   (d) The Company will pay all expenses associated with the Registration Statement referred to in Section 5.2(a) and the Rights Offering and registration of the Rights Shares and the Common Stock Purchase Rights, including, without limitation, filing and printing fees, fees and expenses of the subscription agent, counsel and accounting fees and expenses, costs associated with clearing the Rights Shares and the Common Stock Purchase Rights for sale under applicable state securities Laws, listing fees and the Investors reasonable fees in connection with the registration including, without limitation, the reasonable attorneys' fees of counsel to the Investors.

   (e) The Company will use all reasonable efforts to ensure that all of its outstanding shares of Common Stock will remain listed on the NYSE or, if shares of the Common Stock are no longer listed on the NYSE for any reason, the NASDAQ National Market, from and after the date of this Agreement. The Company will take all reasonable steps necessary, and pay all reasonable fees required, to list all of the Rights Shares and, when authorized and available, the shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock on the NYSE (or the NASDAQ National Market). Notwithstanding the foregoing, the Company shall have no obligation to list the shares of Series C Preferred Stock on the NYSE, the NASDAQ National Market or any other securities exchange.

   (f) Notwithstanding anything to the contrary set forth in the Articles, the Investors waive any adjustment to the Conversion Price of the Participating Preferred Stock that would otherwise be required under Section 4(e) of the Statement of Designation with respect to the Company's issuance of the New Securities to the Investors. For the avoidance of doubt, the Conversion Price will be adjusted as required pursuant to Section 4(e) of the Statement of Designation as a result of any other issuance of Rights Shares in the Rights Offering.

5.3  Shareholder Meeting; Proxy Statement.

   (a) The Company shall, as soon as practicable following execution of this Agreement, (i) call a special meeting of its shareholders in order to, among other things, approve the Transactions and approve an increase in the authorized number of shares of its Common Stock to 275,000,000 shares (the "Shareholders Meeting") and (ii) hire a proxy solicitation firm that is reasonably satisfactory to the Investors to solicit votes from the Company's shareholders in favor of the Transactions. Once the Shareholders Meeting has been called, and the Company's shareholders have been given notice thereof, the Company shall not postpone or adjourn the Shareholders Meeting (other than for the absence of a quorum in person or by proxy) without the written consent of the Investors. The Board will declare that any action contemplated by any of the Transaction Documents that would require the approval of the Company's shareholders under applicable Law is advisable and recommend approval of the same by the Company's shareholders, will not withdraw or modify such recommendation and shall take all Lawful action to solicit and secure such approval; provided, however, that the Board may fail to make, or may withdraw or modify, such recommendation, but only to the extent that the disinterested members of the Board shall have determined in good faith, based upon the written advice of outside counsel, that their fiduciary duties to the Company's shareholders under applicable Law require them to advise the Company's shareholders against approving the Transactions.

   (b) In connection with the Shareholders Meeting, the Company shall prepare and deliver to each Investor, as promptly as reasonably practicable after the date hereof, a draft of a proxy statement (the "Proxy Statement"). Thereafter, the Investors and the Company each shall use their reasonable best efforts to cooperate fully to make such changes to the Proxy Statement as are reasonably requested by the Investors or otherwise appropriate, file the Proxy Statement with the Commission as soon as practicable and respond promptly to any Commission comments; provided, that the Company shall not file the Proxy Statement with the Commission, respond to any Commission comments or have any communications with the Commission concerning the Proxy Statement without the prior consent of the Investors. Upon filing the final, definitive Proxy Statement with the Commission, the Company shall promptly mail such Proxy Statement to its shareholders.

   (c) At the Shareholders Meeting, the Investors shall vote all of their shares of Participating Preferred Stock in favor of the Transactions having all the terms and conditions set forth herein.

5.4  Advice of Changes; Filings.

   From the date hereof until the earlier to occur of the Closing Date and the date this Agreement is terminated in accordance with Article VIII, the Company shall confer with the Investors on a regular basis as reasonably requested by the Investors, report on operational matters and promptly advise the Investors orally and, if requested by the Investors, in writing, of any material change with respect to the Company or any Subsidiary. From the date hereof until the Closing Date, (i) the Company will provide the Investors with a reasonable opportunity to review, consult with counsel regarding, and comment upon any filing, report or communication (including, without limitation, the Registration Statement) with any Governmental Entity in connection with the Transactions, (ii) neither the Company nor any Subsidiary shall make any such filing, report or communication (including, without limitation, the Registration Statement) with any Governmental Entity in connection with the Transactions without first obtaining the consent of the Investors (except if, upon the advice of legal counsel, such filing, report or communication is required by Law, in which event it shall be made only at the time required by Law (and no earlier)), and (iii) the Company shall, promptly after filing, provide to the Investors (or their counsel) copies of all filings, reports or communications made by the Company or any Subsidiary with any Governmental Entity in connection with this Agreement, the Transaction Documents or the Transactions.

5.5  Delivery of Fairness Opinion.

   The Company shall promptly upon its receipt thereof deliver a copy of the Lehman Brothers Fairness Opinion to the Investors and to the Indenture Trustee and promptly respond to any supplementary requests or inquiries of the Indenture Trustee regarding the Transactions.

5.6  2003 Annual Shareholder Meeting; Proxy.

   (a) In connection with each of the Company's meetings of shareholders after December 31, 2002, the Company shall, if any of the Series C Preferred Stock has not been mandatorily converted into Common Stock pursuant to the Series C Statement of Designation, (i) submit for the approval of its shareholders a proposal to amend the Articles to increase the authorized number of shares of its Common Stock to a number sufficient to permit the conversion of all then outstanding shares of Series C Preferred Stock into Common Stock (assuming, for purposes of determining the number sufficient to allow such conversion, the reservation of the number of shares of Common Stock contractually required to be reserved for issuance upon the conversion, exchange or exercise of all securities of the Company that are convertible into, or exchangeable or exercisable for, shares of Common Stock and (ii) hire a proxy solicitation firm that is reasonably satisfactory to the Investors to solicit votes from the Company's shareholders in favor of such amendment to the Articles. The Company shall include such proposal in the proxy statement delivered to its stockholders in connection with such annual meeting, and the Board will declare that such approval is advisable and recommend the same to the Company's shareholders.

   (b) At such meeting, the Investors shall vote all of their shares entitled to vote thereon in favor of such proposal.

                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS

6.1  Reasonable Efforts; Notification.

   (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all commercially reasonable efforts (including, without limitation, payment by the Company of all reasonable fees and expenses (including fees and expenses of the Investors and their counsel and any fees and expenses in connection with any filing required to be made by the Investors or their Affiliates pursuant to the HSR Act)) to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Transactions in the most expeditious manner practicable, including (i) the obtaining of all necessary actions or non-actions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings, including, without limitation, all filings under the Securities Act, Exchange Act and the HSR Act, and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from Third Parties (including, without limitation, necessary waivers and consents under the Credit Agreement), (iii) the defending of any lawsuits or other Proceedings, whether judicial or administrative, challenging this Agreement or any of the other Transaction Documents or the consummation of any of the Transactions, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and the other Transaction Documents (including, without limitation, obtaining an amendment to the Credit Agreement).

   (b) The Company shall give prompt notice to the Investors of (i) any representation or warranty made by it contained in this Agreement or any of the other Transaction Documents becoming untrue or inaccurate in any respect or
(ii) the failure by it, including its failure to cause a Subsidiary, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it or any Subsidiary under this Agreement or any of the other Transaction Documents; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

   (c) The Investors shall give prompt notice to the Company of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

6.2  Public Announcements.

   The Investors, on the one hand, and the Company, on the other hand, will consult with each other before issuing, and provide each other a reasonable opportunity to review, consult with their advisors regarding, and comment upon, any press release or other public statements with respect to the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other party, except on the advice of legal counsel that such press release or public statement is required under applicable Law or by obligations pursuant to any listing agreement with NYSE or, if shares of the Common Stock are no longer listed on the NYSE for any reason, the NASDAQ National Market. The Company (or its Affiliates) shall make its initial press release or other initial public statement with respect to the Rights Offering and the Amendment to the Credit Agreement on the same date.

6.3  Communications with Governmental Entities.

   The Company, its Subsidiaries and their respective advisors will not engage in any discussions or otherwise communicate in writing with the NYSE (or, if applicable, the NASDAQ National Market), the Commission or any other Governmental Entity, or any of their respective agents or representatives concerning the Transactions without the consent of the Investors and without allowing for the participation by each Investor in such discussions or communications if such Investor desires, in its sole discretion, to participate. The Investors agree to use commercially reasonable efforts (which shall not include making any expenditures unless the same are reimbursed by the Company) to cooperate and assist the Company in connection with the foregoing.

6.4  Investor Rights Agreement.

   (a) The Investors hereby agree that in the event that the Investors vote any of the Shares in favor of any merger, consolidation or amalgamation that requires the Investors' or their Affiliates' consent pursuant to Section 15(a)(i) or Section 15(b)(i) of the Investor Rights Agreement (as applicable), then such vote shall constitute the Investors' consent for purposes of Section 15(a)(i) or Section 15(b)(i) of the Investor Rights Agreement (as applicable).

   (b) For avoidance of doubt, the Company and the Investors agree and acknowledge that the Shares shall constitute "Restricted Shares" as defined in, and for purposes of, the Investor Rights Agreement, and shall have all of the benefits of, and be subject to all of the limitations on, "Restricted Shares" set forth in the Investor Rights Agreement.

   (c) The Investors hereby agree, for purposes of the Investor Rights Agreement, that their participation in the Rights Offering is limited to the agreements set forth herein.

   (d) The Investors consent to the Company entering into the Amendment to the Credit Agreement; for purpose of clarity, nothing in this consent shall affect the Investors' (or their Affiliates') rights in any way with respect to the increase in the dividend rate or board representation following an Event of Non-Compliance under the Statement of Designation and/or the Investor Rights Agreement.

6.5  Bank Communications.

   The Company, its Subsidiaries and their respective advisors will consult with the Investors, on a good faith basis, during any discussions or other communications with the Banks or any of their respective agents or representatives with respect to the Transactions. The Investors agree to use commercially reasonable efforts (which shall not include making any expenditures unless the same are reimbursed by the Company) to cooperate and assist the Company in connection with the foregoing.

6.6  Tax Treatment.

   The Company and the Investors intend that the distribution of Common Stock Purchase Rights in the Rights Offering to all recipients shall be treated for all Tax purposes as a Tax-free distribution on shares of common stock pursuant to Section 305 of the Code. The foregoing intended tax treatment shall be referred to herein as the "Intended Tax Treatment", and none of the parties hereto will take any position in their respective Tax or other financial and accounting filings that is contrary to or inconsistent with the Intended Tax Treatment, unless such position, in the written opinion of such parties' tax counsel, is otherwise required by Law. The Investors hereby acknowledge that they have relied on their own tax advisors and have not relied on the tax advice of the Company or the Company's tax advisors for purposes of entering into this Agreement.

                                  ARTICLE VII

                                  CONDITIONS

7.1  Closing Conditions to Each Party's Obligations.

   The respective obligations of each party to consummate the Transactions are subject to the prior satisfaction or waiver, where permissible, of the following conditions:


      (a) No Law shall have been enacted, entered, promulgated or enforced by any court or Governmental Entity that prohibits or materially restricts the consummation of the Transactions or makes such consummation illegal (each party agreeing to use commercially reasonable efforts to have any such prohibition lifted).

      (b) No preliminary or permanent injunction or other Order issued by any Governmental Entity that restrains, enjoins or otherwise prohibits the Transactions shall be in effect (each party agreeing to use commercially reasonable efforts to have any such prohibition lifted).

      (c) The Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act or Proceedings therefor initiated or threatened by the Commission.

      (d) The Banks shall have executed and delivered to the Company the Amendment to the Credit Agreement, such Amendment to the Credit Agreement shall be in full force and effect, and there shall have been no subsequent amendments, waivers, or other modifications to the Credit Agreement except for those amendments, waivers or modifications which, prior to their effectiveness, have been consented to by the Investors in writing.

      (e) The requisite percentage or number of Company's shareholders shall have approved all matters relating to the Transactions required to be approved by them pursuant to applicable Law.

7.2  Conditions to the Company's Obligations.

   The obligation of the Company to consummate the Transactions is subject to the prior satisfaction or waiver by the Company of the following conditions:

      (a) All of the representations and warranties of the Investors set forth in this Agreement shall be true and correct in all material respects as of the Closing Date as though made on and as of such time (ignoring, for this purpose, all materiality qualifiers set forth therein), and the Investors shall have paid for the Shares pursuant to Section 2.1(b) and performed in all material respects all other covenants and agreements required to be performed by them under this Agreement at or prior to the Closing Date.

      (b) All notices required to be given prior to the Closing Date with, and all consents, approvals, authorizations, waivers and amendments required or reasonably requested by the Company to be obtained prior to the Closing Date from, any Third Party in connection with the consummation by the Company and the Investors of the Transactions (including, without limitation, those approvals, waivers or consents required pursuant to the HSR Act, the Credit Agreement and the Indenture) and the approval of the Company's shareholders, as required by Law, of the Transactions have been made and/or obtained, except in the case of a Third Party consent, approval, authorization, waiver or amendment where the failure to give such notice or obtain such consent, approval, authorization, waiver or amendment is not reasonably likely to have a Material Adverse Effect on the Company; provided, however, that failure to satisfy the listing requirements of the NYSE with respect to the Rights Shares shall not be deemed to have a Material Adverse Effect on the Company.

7.3  Conditions to the Investors' Obligations.

   The obligations of the Investors to consummate the Transactions are subject to the prior satisfaction or waiver by the Investors of the following conditions:

      (a) All of the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the Closing Date as though made on and as of such time (ignoring, for this purpose, all materiality qualifiers set forth therein) except to the extent that the failure to be true and correct has not had and could not reasonably be expected to have, in the aggregate, an adverse effect on the Company and its Subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the investment to be made by the Investors pursuant to this Agreement and the other Transaction Documents, and the Company shall have delivered the certificates (or, in the event the Shares are uncertificated, made the appropriate book entries) representing the Shares pursuant to
   Section 2.1(b) and performed in all material respects all other covenants and agreements required to be performed by it under this Agreement at or prior to the Closing Date. The Investors shall have received a certificate signed by an executive officer of the Company to the foregoing effect.

      (b) All notices required to be given prior to the Closing Date with, and all consents, approvals, authorizations, waivers and amendments required or reasonably requested by the Investors to be obtained prior to the Closing Date from, any Third Party in connection with the consummation by the Company of the Transactions (including, without limitation, those approvals, waivers or consents required or reasonably requested by the Investors pursuant to the HSR Act, the Credit Agreement and the Indenture), and the approval of the Company's shareholders, as required by Law, of the Transactions) have been made and/or obtained, except in the case of a Third Party consent, approval, authorization, waiver or amendment where the failure to give such notice or obtain such consent, approval, authorization, waiver or amendment is not reasonably likely to have a Material Adverse Effect on the Company; provided, however, that failure to satisfy the listing requirements of the NYSE with respect to the Rights Shares shall not be deemed to have a Material Adverse Effect on the Company.

      (c) The Rights Offering shall have been completed in conformity with all of the requirements related thereto provided in the Registration Statement.

      (d) The Investors shall have been provided with an opinion of Bracewell & Patterson, counsel to the Company, in form and substance satisfactory to the Investors.

      (e) The Company shall have delivered to the Investors written waivers, in form and substance satisfactory to the Investors and duly executed by each employee of the Company set forth on Schedule 7.3(e), which waivers shall state, among other things, that there are no agreements or arrangements existing as of the Closing Date that provide for any severance, change of control payment, acceleration of unvested options, continuing benefit or similar payments to such employee that would be triggered, directly or indirectly, as a result of the Transactions.

      (f) Shareholder approval of the Investors' purchase of the Shares shall have been obtained at the Shareholders Meeting.

      (g) The Investors shall have been provided with a certificate from an officer of the Company certifying that the conditions precedent to the Investor's obligations set forth in this Section 7.3 have been satisfied.

      (h) The Company shall have reimbursed the Investors for the fees and expenses incurred by the Investors (including the fees and expenses of the Investors' legal counsel and any filing fees required to be paid for filings made under the HSR Act) as required pursuant to Section 9.6.

      (i) The Series C Statement of Designation shall have been filed with the office of the Secretary of State of the State of Texas, shall be in full force and effect and the Company shall not have amended, modified or altered any provision of the Series C Statement of Designation without the prior consent of the Investors.

      (j) The Company and the Investors shall have received a written copy of the Lehman Brothers Fairness Opinion.

                                 ARTICLE VIII

                           TERMINATION AND AMENDMENT

8.1  Termination.

   This Agreement may be terminated at any time prior to the Closing Date as follows:

      (a) By mutual written consent of the Investors and the Company.

      (b) By either the Investors or the Company if the Closing Date shall not have occurred on or before October 15, 2002 (the "Outside Date"); provided that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose breach of any representation, warranty or covenant under this Agreement has been the cause of or resulted in the failure of the Closing Date to occur on or before such date.

      (c) By either the Investors or the Company if any Governmental Entity shall have issued an Order permanently enjoining, restraining or otherwise prohibiting the issuance of the New Securities or the consummation of the Transactions, and such Order or other action shall have become final and nonappealable.

      (d) By the Investors, if (i) any of the representations and warranties of the Company contained in this Agreement shall fail to be true and correct in any respect when made or have become untrue or incorrect except to the extent that the failure to be true and correct has not had and could not reasonably be expected to have, in the aggregate, an adverse affect on the Company and its Subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the transactions to be consummated by the Investors pursuant to this Agreement or (ii) the Company shall have breached or failed to comply in any material respect with any of its obligations under this Agreement, and such breach or failure shall continue unremedied for 15 days after the Company has received written notice from the Investors of the occurrence of such breach or failure; provided, however, that in remedying any such breach or failure the Company shall not have spent any money, incurred any Liabilities or undertaken any obligations which expenditure, incurrence or undertaking, individually or together with the breach or failure so remedied, would itself constitute a material breach of or failure to perform any, representation, warranty or covenant of this Agreement.

      (e) By the Company if (i) any of the representations and warranties of the Investors contained in this Agreement shall fail to be true and correct in any material respect, in each case either as of the date hereof or have since become, and at the time of termination remain, untrue in any material respect or (ii) the Investors shall have breached or failed to comply in any material respect with any of its obligations under this Agreement (other than as a result of a breach by the Company of any of its obligations under this Agreement) and such failure to be true and correct, breach or failure shall continue unremedied for 15 days after the Investors has received written notice from the Company of the occurrence of such breach or failure.

8.2  Effect of Termination.

   In the event of a termination of this Agreement by either the Company, the Investors, or the Company and the Investors as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no Liability on the part of the Investor or the Company, except for this Section 8.2 and Sections
9.5 and 9.6, which shall remain in effect.

                                  ARTICLE IX

                                 MISCELLANEOUS

9.1  Amendment.

   This Agreement may not be amended except by an instrument in writing signed by or on behalf of all of the parties.

9.2  Extension; Waiver.

   At any time prior to the Closing Date, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions applicable to such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

9.3  Survival of Representations and Warranties, Limitation on Liability.

   All of the representations and warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement until the later of (i) the first anniversary of the Closing Date and (ii) 30 days after the Company publicly files with the Commission its annual report on Form 10-K for the year ended December 31, 2002, and no claim for breach may be asserted with respect to such representations and warranties thereafter. The covenants and agreements contained in this Agreement that are intended to be performed on and after the Closing Date shall survive the execution and delivery of this Agreement for five (5) years, unless otherwise stated, in accordance with their terms.

9.4  Notices.

   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed), sent by overnight courier (providing proof of delivery) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          if to the Investors, to the addresses set forth on Annex I, hereto;

          and, if to the Company, to:

          Encompass Services Corporation
          3 Greenway Plaza, Suite 2000
          Houston, TX 77046
          Attn: Mr. Joseph Ivey, President and Chief Executive Officer Telecopy No.: (713) 860-0100

          with a copy to:

          Bracewell & Patterson, L.L.P.
          711 Louisiana, Suite 2900
          Houston, Texas 77002
          Phone: (713) 223-2900
          Fax: (713) 221-1212
          Attention: Gary W. Orloff, Esq.

          and

          Weil, Gotshal & Manges LLP
          767 Fifth Avenue New York, NY
          Phone: (212) 310-8000 Fax: (212) 310-8007
          Attention: Michael A. King, Esq.

9.5  Indemnification.

   (a) From and after the date hereof, the Company shall indemnify and hold harmless the Investors and their Affiliates, partners, officers, directors, employees, agents and representatives (each, an "Indemnified Party") against any losses, Liabilities or damages (including, without limitation, the fees and expenses of the Investors' legal counsel) (collectively, "Losses") in connection with any breach of any representation, warranty or covenant made by the Company in this Agreement or any other Transaction Document or any Proceeding involving the Transactions (including, without limitation, any Losses arising out of, or based upon, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (or any related preliminary prospectus or other document incorporated by reference in such Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading). To the extent that any Losses are determined, by a final, nonappealable Order of a court of competent jurisdiction, to be the direct result of fraud or crime committed by the Investors, the indemnity set forth in the immediately preceding sentence shall not apply to such Losses.

   (b) Upon its receipt of notice of any Proceeding initiated by any Third Party against an Indemnified Party (a "Third Party Claim"), the Indemnified Party shall give prompt notice to the Company of the assertion of any claim, or the commencement of any Proceeding in respect of which indemnification may be sought under this Agreement. Any failure on the part of any Indemnified Party to give the notice described in this Section 9.5(b) shall relieve the Company of its obligations under this Section 9.5 only to the extent that the Company has been prejudiced by the lack of timely and adequate notice (except that the Company shall not be liable for any expenses incurred by the Indemnified Party during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Company, promptly (and in any event within 10 days) after the Indemnified Party's receipt thereof, copies of all notices and documents (including, without limitation, court papers) received by the Indemnified Party relating to such claim, action, suit or proceeding.

   (c) With respect to any Third Party Claim, the Company shall have the sole right to assume the defense or settlement of such Third Party Claim if it has agreed irrevocably (notwithstanding any limitation on the rights of any Indemnified Party to be indemnified for Losses hereunder, including pursuant to the last sentence of Section 9.5(a) hereof) to indemnify the Indemnified Parties, provided, that an Indemnified Party shall at all times have the right, at such Indemnified Party's option, to participate fully therein at its own expense, provided, further, that the Company shall not be entitled to assume the defense or settlement if any of the Indemnified Parties reasonably determines it has defenses that are inconsistent in any material respect with the Company defenses to such claims. If the Company does not proceed diligently to defend the Third Party Claim within 10 days after receipt of written notice by an Indemnified Party of such Third Party Claim, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of any such Third Party Claim and in such event the Company shall have the right to participate at its own expense.

   (d) With respect to any such Third Party Claim, the Company shall not be required to indemnify the Indemnified Party with respect to any amounts paid in settlement of any such Third Party Claim entered into without the written consent of the Company (which consent shall not be unreasonably withheld or delayed), provided, however, neither the Company nor any Indemnified Party may enter into any settlement of a Third Party Claim if such settlement (i) has any non-cash component that purports to apply to the other side or (ii) any cash component that is not being paid by the party entering into such settlement.

   (e) The parties shall cooperate in defending any such Third Party Claim, and the defending party shall have reasonable access to the books, records, and personnel in the possession or control of the Indemnified Party that are pertinent to the defense. The Indemnified Party may join the Company in any Third Party Claim, for the purpose of enforcing any right of the indemnity granted to such Indemnified Party pursuant to this Agreement.

9.6  Fees and Expenses.

   (a) Without duplication of any provision herein, irrespective of whether the Closing occurs, the Company agrees to pay, upon demand therefor, (i) any fees and expenses incurred by the Investors or their Affiliates in connection with any filing required to be made by the Investors or their Affiliates pursuant to the HSR Act and (ii) up to $1,500,000 of the other fees and expenses incurred by the Investors or their Affiliates (including employees and representatives) in connection with the negotiation, preparation, execution and delivery of all documents related to the Transactions and all other potential past or completed transactions or undertakings reviewed, or services performed, by the Investors or their Affiliates (including employees and representatives) (including, without limitation, the fees and expenses of the Investors' counsel).

   (b) The Company hereby acknowledges that its obligation to reimburse the Investors for the amounts described in Section 9.6(a) may, at the Investors' option, be fulfilled at the Closing by permitting the Investors to deduct such fees and charges from the consideration payable by the Investors to the Company pursuant to Section 2.1(b).

9.7  Interpretation.

   When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context otherwise requires, words importing the singular shall include the plural, and vice versa. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. As used in this Agreement, the term "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person. As used in this Agreement, "Material Adverse Effect" means, when used in respect of the Company and its Subsidiaries, any effect or condition that, individually or in the aggregate with any other effect or condition, is materially adverse to the assets, properties, business, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the investment to be made by the Investors pursuant to this Agreement and the other Transaction Documents. As used in this Agreement, "Material Adverse Change" means, when used in respect of the Company and its Subsidiaries, any change to the assets, properties, business, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the investment to be made by the Investors pursuant to this Agreement and the other Transaction Documents. As used in this Agreement, except where expressly indicated otherwise, the phrase "Knowledge" with respect to the Company, means to the actual knowledge, after due inquiry (i.e., the amount of inquiry that would be undertaken by a reasonably prudent business Person given like facts and circumstances) of each of the Company's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and Treasurer (or any successor thereto, regardless of title). As used in this Agreement, the term "Person" shall be interpreted broadly and shall include any person, individual, corporation, limited partnership, limited liability company, trust, association or other entity or business organization of any kind or division thereof.

9.8  Entire Agreement; Third Party Beneficiaries.

   This Agreement (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) other than as is expressly provided for in Section 9.5, is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

9.9  Governing Law.

   This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to the conflicts of Laws principles thereof.

9.10  Counterparts.

   This Agreement may be executed in two or more original or facsimile counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

9.11  Assignment.

   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of Law or otherwise) without the prior written consent of the other party; provided, that an Investor may assign its rights, interests and obligations to an Affiliate without the consent of the Company so long as such Investor remains primarily and directly obligated hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

9.12  Enforcement.

   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the Southern District of New York or in a State court located in the City of New York, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto irrevocably and unconditionally (i) consents to submit such party to the personal jurisdiction of any such Federal or State court if any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the United States District Court for the Southern District of New York or a New York State court located in the City of New York and (iv) waives any right to trial by jury with respect to any claim or Proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

9.13  Time.

   Time is of the essence with respect to the performance of all obligations of each party arising under this Agreement.

   IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          ENCOMPASS SERVICES CORPORATION

                                          By: /s/ GRAY H. MUZZY
                                            ___________________________________
                                            Name: Gray H. Muzzy Title:
                                            Senior Vice President

                                          APOLLO INVESTMENT FUND IV, L.P.
                                          By: Apollo Advisors IV, L.P.
                                          By: Apollo Capital Management IV, Inc.

                                          By: /s/ ANDREW AFRICK
                                            ___________________________________
                                            Name: Andrew Africk
                                            Title: Vice President

                                          APOLLO OVERSEAS PARTNERS IV, L.P.
                                          By: Apollo Advisors IV, L.P.
                                          By: Apollo Capital Management IV, Inc.

                                          By: /s/ ANDREW AFRICK
                                            ___________________________________
                                            Name: Andrew Africk
                                            Title: Vice President

                                                                        Annex I

                             Schedule of Investors

APOLLO INVESTMENT FUND IV, L.P.
c/o Apollo Management, L.P.
1301 Avenue of the Americas, 38th Floor
New York, New York 10019
Attention: Mr. Andrew Africk
Telecopy No.: (212) 515-3262

APOLLO OVERSEAS PARTNERS IV, L.P.
c/o Apollo Management, L.P.
1301 Avenue of the Americas, 38th Floor
New York, New York 10019
Attention: Mr. Andrew Africk
Telecopy No.: (212) 515-3262

in either case, with a copy to:

O'Sullivan LLP
30 Rockefeller Plaza, 24th Floor
New York, New York 10112
Attention: John M. Scott, Esq.
Telecopy No.: (212) 728-5950

                                   EXHIBIT A

                         AMENDMENT TO CREDIT AGREEMENT

                            (Intentionally Omitted)

                                   EXHIBIT B

                        ENCOMPASS SERVICES CORPORATION
                           STATEMENT OF DESIGNATION
              SERIES C CONVERTIBLE PARTICIPATING PREFERRED STOCK

          Pursuant to Article 2.13 of Texas Business Corporation Act

A.  The name of the corporation is Encompass Services Corporation.

B. The following preamble and resolution were duly adopted by the Board of Directors of Encompass Services Corporation, a Texas corporation (the
   "Corporation"), on           , 2002, pursuant to the provisions of Article
   2.13 of the Texas Business Corporation Act:

   WHEREAS, the Restated Articles of Incorporation of the Corporation (the "Restated Articles of Incorporation") authorize the issuance of a class of preferred stock, par value $0.001 per share (the "Preferred Stock"), by the Corporation;

   RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors by the provisions of the Restated Articles of Incorporation, the Board of Directors hereby authorizes the issuance of a series of Preferred Stock, and the Board of Directors hereby fixes and determines the designation, preferences, limitations and relative rights, including voting rights, thereof or so much thereof as shall not be fixed and determined by the Restated Articles of Incorporation, as follows:

1.  Establishment and Designation of Series.

   There is hereby established out of the authorized but unissued shares of Preferred Stock a series of Preferred Stock to be designated Series C Convertible Participating Preferred Stock (the "Series C Preferred Stock"), to consist of an aggregate of shares and to have the designations, preferences, limitations and relative rights, including voting rights, thereof, as set forth herein.

2.  Dividends.

   (a) In the event that the Corporation shall declare any dividend on its Common Stock (other than a distribution described in Section 4(e)(1) or a dividend described in Section 4(e)(7)) (a "Common Dividend"), the holders of the outstanding shares of Series C Preferred Stock shall participate in such Common Dividends on a ratable basis with such Common Stock, pro rata in accordance with the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible pursuant to Section 4 hereof (assuming, for purposes of such determination, that a sufficient number of authorized shares of Common Stock is available to allow for such conversion at the time of such Common Dividend declaration), and shall be entitled to receive such Common Dividends out of funds legally available therefor.

   (b) Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued or accumulated with respect to the Series C Preferred Stock, such payment shall be distributed ratably among the holders of the shares of Series C Preferred Stock based upon the number of shares of Series C Preferred Stock then held by each holder.

3.  Liquidation.

   (a) Upon a Liquidation, after payment or provision for payment of the debts and other liabilities of the Corporation and the liquidation preference of any class or series of capital stock of the Corporation ranking senior to the Series C Preferred Stock (including the Series A Participating Preferred Stock), the holders of Series C Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock or any other class or series of stock of the Corporation ranking on Liquidation junior to the Series C Preferred Stock, to an amount equal to the Liquidation Amount for each such share of Series C Preferred Stock held on the date of such Liquidation. The Series C Preferred Stock shall rank prior and superior to all other capital stock (other than the Series A Participating Preferred Stock, which shall rank prior and superior to the Series C Preferred Stock) of the Corporation with respect to Liquidation.

   (b) If upon a Liquidation of the Corporation, the assets of the Corporation available for distribution to the holders of Series C Preferred Stock shall be insufficient to pay the holders of Series C Preferred Stock the full amount to which they are entitled pursuant to Section 3(a), then the holders of the Series C Preferred Stock shall share in any distribution of assets to be so distributed pro rata in accordance with the total amount that each such holder of Series C Preferred Stock would otherwise be entitled to receive had there been such sufficient assets.

   (c) After all payments to the holders of the Series C Preferred Stock have been made in full pursuant to Section 3(a), the remaining net assets of the Corporation available for distribution shall be distributed so that the holders of Series C Preferred Stock and the holders of Common Stock shall share the remaining assets of the Corporation available for distribution to its stockholders in the same proportion as the number of shares of outstanding Common Stock (including, in the case of the holders of the Series C Preferred Stock, the number of shares of Common Stock issuable upon the conversion of the outstanding shares of Series C Preferred Stock in accordance with Section 4(a) hereof (assuming, for purposes hereof, that a sufficient number of authorized shares of Common Stock is available to allow for such conversion at the time of the distribution)) then held by each such stockholder bears to the total number of shares of outstanding Common Stock (including shares of Common Stock issuable upon conversion of outstanding shares of Series C Preferred Stock in accordance with Section 4(a) hereof (assuming, for purposes hereof, that a sufficient number of authorized shares of Common Stock is available to allow for such conversion at the time of the distribution)).

   (d) Written notice of such Liquidation, stating a payment date, the amount of payments due pursuant to this Section 3, and the place where said payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 20 days prior to the payment date stated therein, to the holders of record of Series C Preferred Stock. Such notice shall be addressed to each such holder at its address as shown by the records of the Corporation.

4.  Conversion.

   (a) Upon the occurrence of a Shareholder Approval Event, each share of Series C Preferred Stock then outstanding shall, by virtue of and simultaneously with the occurrence of such Shareholder Approval Event, be automatically converted into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (A) the Accumulated Amount by (B) the Conversion Price (as defined below), as last adjusted and then in effect. The initial conversion price per share at which shares of Common Stock shall be issuable upon conversion of shares of Series C Preferred Stock (the "Conversion Price") shall be the Subscription Price, subject to adjustment as set forth herein.

   (b) Without limiting the provisions of Section 4(a) hereof in any way, at any time from time to time, that any Net Authorized Share(s) are available, the Series C Preferred Stock shall convert automatically into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing the Accumulated Amount by the Conversion Price, as last adjusted and then in effect. If there is more than one holder of shares of Series C Preferred Stock at the time of any such conversion, each such holder shall have his, her or its pro rata portion (based on the aggregate number of outstanding shares of Series C Preferred Stock immediately prior to such conversion) of his, her or its shares of Series C Preferred Stock converted pursuant to this
Section 4(b).

   (c) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. The number of full shares of Common Stock issuable upon conversion of Series C Preferred

Stock shall be computed on the basis of the aggregate number of shares of such Series C Preferred Stock to be converted. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any such shares, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the product of (i) the Fair Market Value of one share of Common Stock and (ii) such fractional interest. The holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interests (other than the right to payment in respect thereof as set forth in this Section 4(c)).

   (d) The Corporation shall, for as long as any of the Series C Preferred Stock has not been converted into Common Stock pursuant to Section 4 hereof, use its best efforts (including without limitation, submitting an amendment to the Restated Articles of Incorporation to the stockholders of the Corporation for approval) to increase the authorized number of shares of its Common Stock to a number sufficient to permit the conversion of all then outstanding shares of Series C Preferred Stock into Common Stock (assuming, for purposes of determining the number sufficient to allow such conversion, that all options, warrants, convertible securities or other rights convertible, directly or indirectly, into Common Stock have been so exercised or converted, regardless of whether such options, warrants, convertible securities or other rights have an exercise or conversion price that is less than or greater than the Fair Market Value of its underlying security).

   (e) The Conversion Price shall be subject to adjustment from time to time as follows:

      (1) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be increased in proportion to such increase in outstanding shares.

      (2) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

      (3) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation, each share of Series C Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such share of Series C Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.

      (4) In any case in which the provisions of this Section 4(e) shall require that an adjustment shall become effective immediately after a record date of an event, the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series C Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event in addition to the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and
   (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 4(c) above; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares and such cash.

      (5) Whenever a Conversion Price shall be adjusted as provided in this
   Section 4(e), the Corporation shall make available for inspection during regular business hours, at its principal executive offices or at such other place as may be designated by the Corporation, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first class certified mail, return receipt requested and postage prepaid, to each holder of Series C Preferred Stock affected by the adjustment at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included, as part of any notice required to be mailed under the provisions of this
   Section 4(e) below.

      (6) If the Corporation shall propose to take any action of the types described in clauses (1), (2) or (3) of this Section 4(e), the Corporation shall give notice to each holder of shares of Series C Preferred Stock, in the manner set forth in clause (5) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Series C Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

      (7) Without duplication of any other adjustment provided for in this
   Section 4, at any time the Corporation makes or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, provision shall be made so that each holder of Series C Preferred Stock shall have the option to (i) receive as part of such dividend or distribution the number of securities of the Corporation which such holder would have received had its shares of Series C Preferred Stock been converted into shares of Common Stock immediately prior to the date of such event or (ii) receive upon conversion thereof, in addition to the shares of Common Stock receivable thereupon, the number of securities of the Corporation which such holder would have received had its shares of Series C Preferred Stock been converted into shares of Common Stock on the date of such event and had such holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it pursuant to this paragraph during such period, subject to the sum of all other adjustments called for during such period under this Section 4 with respect to the rights of such holder of Series C Preferred Stock.

      (8) All calculations under this Section will be made to the nearest one-hundredth of a cent or to the nearest whole share, as the case may be. No adjustment to the Conversion Price will be required unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Conversion Price; provided, however, that any adjustments which by reason of this clause (8) are not required to be made will be carried forward and taken into account in a subsequent adjustment, if any.

5.  Mandatory Conversion.

   [Intentionally Omitted.]

6.  Redemption at Option of the Corporation.

   The Series C Preferred Stock shall not be redeemable at the option of the Corporation.

7.  Redemption at the Option of the Holders.

   The Series C Preferred Stock shall not be redeemable at the option of the holders thereof.

8.  Mandatory Redemption.

   The Series C Preferred Stock shall not be mandatorily redeemable.

9.  Voting Rights.

   Except as otherwise expressly provided herein or required by law and so long as any shares of the Series C Preferred Stock are outstanding, each share of Series C Preferred Stock shall entitle the holder thereof to notice of and to vote, in person or by proxy, at any special or annual meeting of shareholders, on all matters entitled to be voted on by holders of Common Stock (and any other series or class of Voting Stock also entitled to vote with the holders of Common Stock), voting together as a single class with all other shares entitled to vote thereon. With respect to any such vote, each share of Series C Preferred Stock shall entitle the holder thereof to cast that number of votes as is equal to the number of votes that such holder would be entitled to cast had such holder converted such share of Series C Preferred Stock into shares of Common Stock in accordance with Section 4(a) hereof as of the record date for determining the shareholders of the Corporation entitled to vote on any such matters (assuming, for purposes hereof, that a sufficient number of authorized shares of Common Stock is available to allow for such conversion on such record date).

10.  Definitions.

   As used herein, the following terms shall have the following meanings:

   "Accumulated Amount" means an amount equal to two (2) times the Subscription Price.

   "Affiliate" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Person; provided that Affiliates of Apollo shall exclude any operating companies that would otherwise be deemed an Affiliate of Apollo, but shall include all investment partnerships and special purpose entities that are not operating companies, whether existing as of the date hereof or created hereafter, if the Persons controlling Apollo have a dominant management role in such entities. For the purpose of the above definition, the term "control" (including, with correlative meaning, the terms "controlling", "controlled by", and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

   "Apollo" means Apollo Management IV, L.P.

   "Appraisal Procedure" shall mean the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "valuation amount"). The valuation amount shall be determined in good faith jointly by the disinterested members of the Board and the Requisite Convertible Preferred Shareholders; provided, however, that if such parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the disinterested members of the Board and the Requisite Convertible Preferred Shareholders. If the disinterested members of the Board and the Requisite Convertible Preferred Shareholders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the disinterested members of the Board and the Requisite Convertible Preferred Shareholders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the disinterested members of the Board and no more than three may be named by the Requisite Convertible Preferred Shareholders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The disinterested members of the Board and the Requisite Convertible Preferred Shareholders shall submit to the investment banking firm their respective determinations of the valuation amount, and any supporting arguments and other data as they may desire, within ten (10) days of the appointment of the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Corporation and the Requisite Convertible Preferred Shareholders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The party that submits the valuation amount that is not used by the investment banking firm to calculate the final valuation amount shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Corporation shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Corporation in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates.

   "Board" means the Board of Directors of the Corporation.

   "Business Day" means any day except a Saturday, Sunday or a day on which banking institutions are legally authorized to close in the City of New York.

   "Closing Price" means with respect to the shares of Common Stock on any day,
(i) the last reported sales price, or in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the NYSE, or (ii) if the shares of Common Stock are not listed or admitted to trading on the NYSE, the last reported sales price, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading, or (iii) if the shares of Common Stock are not listed on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NYSE member firm selected from time to time by the Corporation for that purpose, or (iv) if such prices in the over-the-counter market are not available, the Fair Market Value.

   "Common Dividend" shall have the meaning set forth in Section 2(a).

   "Common Stock" means the Common Stock, par value $0.001, of the Corporation.

   "Conversion Price" shall have the meaning set forth in Section 4(a).

   "Corporation" shall have the meaning set forth in the preamble to this resolution.

   "Fair Market Value" means, as to any security, the average of the Closing Prices of such security (i) averaged over a period of 21 days consisting of the day immediately preceding the day as of which "Fair Market Value" is being determined and the 20 consecutive Business Days prior to such immediately preceding day and (ii) excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using an appropriate valuation method, assuming an arms-length sale to an independent party. In determining the fair market value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock of the Corporation will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the fair market value; provided, further, however, that fair market value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists.)

   "Liquidation" means (i) any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction and (ii) any Sale of the Corporation.

   "Liquidation Amount" means, as to each share of Series C Preferred Stock, the Preference Amount plus all accrued and unpaid dividends and all accumulated and unpaid dividends, whether or not declared and whether or not there are profits, surplus or other funds legally available for dividends, payable with respect to such share of Series C Preferred Stock, as adjusted to account for any stock splits, reverse splits, stock dividends or other similar events.

   "NASDAQ System" means the National Association of Securities Dealers Automated Quotation System.

   "Net Authorized Shares" means, as of any time, the number of authorized but unissued shares of the Corporation's Common Stock minus the number of shares of Common Stock contractually required to be reserved for issuance by the Corporation at the time of such determination, upon the conversion, exchange or exercise of all securities of the Corporation that are convertible into, or exchangeable or exercisable for, shares of Common Stock.

   "NYSE" means the New York Stock Exchange.

   "Original Issuance Date" for the Series C Preferred Stock means the date of original issuance of the first share of such Series C Preferred Stock.

   "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability corporation, a corporation, an association, a joint stock corporation, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

   "Preference Amount" means $0.02 per share.

   "Preferred Stock" shall have the meaning set forth in the preamble to this resolution.

   "Requisite Convertible Preferred Shareholders" means, as of any date of determination, the holders of a majority of the outstanding shares of Series C Preferred Stock as of such date.

   "Restated Articles of Incorporation" shall have the meaning set forth in the preamble to this resolution.

   "Sale of the Corporation" shall mean (i) the sale or other disposition, directly or indirectly, of all or substantially all of the Corporation's assets (on a consolidated basis) in one transaction or a series of transactions or
(ii) the merger or consolidation of the Corporation with or into another Person, in the case of clause (ii) only, under circumstances in which the holders of Voting Stock entitled to cast a majority of the votes entitled to be cast by the holders of the Voting Stock of the Corporation, immediately prior to the merger or consolidation, own Voting Stock entitled to cast less than a majority of the votes entitled to be cast by the holders of the Voting Stock of the Corporation or the surviving or resulting corporation or acquirer, as the case may be, immediately following such merger or consolidation. A sale (or sales) of one or more Subsidiaries of the Corporation (whether by way of merger, consolidation, reorganization or sale of all or substantially all assets or securities) which constitutes all or substantially all of the consolidated assets of the Corporation shall be deemed a Sale of the Corporation.

   "Series A Participating Preferred Stock" means the Corporation's 7.25% Convertible Preferred Stock, par value $0.001 per share.

   "Series C Preferred Stock" shall have the meaning set forth in Section 1.

   "Shareholder Approval Event" means the date on which an amendment to the Restated Articles of Incorporation which authorizes a sufficient number of additional shares of Common Stock to allow the holders of the Series C Preferred Stock to convert all of such shares of Series C Preferred Stock to Common Stock (assuming, for purposes of determining the number sufficient to allow such conversion, that all options, warrants, convertible securities or other rights convertible, directly or indirectly, into Common Stock have been so exercised or converted, regardless of whether such options, warrants, convertible securities or other rights have an exercise or conversion price that is less than or greater than the Fair Market Value of its underlying security) pursuant to Section 4 hereof shall have been filed and be in full force and effect in accordance with all applicable laws.

   "Subscription Price" has the meaning set forth in the Securities Purchase Agreement dated as of June 27, 2002 by and among the Corporation and the Investors named therein, as such may be amended from time to time.

   "Subsidiary" means any entity of which a majority of the outstanding Voting Stock, is owned by the Corporation either directly or indirectly through Subsidiaries.

   "Voting Stock" of a Person means any class or all classes of capital stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

   IN WITNESS WHEREOF, Encompass Services Corporation has caused this Statement
of Designation to be duly executed this        day of       .

                                          ENCOMPASS SERVICES CORPORATION

                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

                        Schedules Intentionally Omitted

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                SUBJECT TO COMPLETION, DATED SEPTEMBER 16, 2002

PROSPECTUS

[LOGO] ENCOMPASS
                        Encompass Services Corporation

                       75,000,000 Shares of Common Stock

                               -----------------

   We are distributing at no charge to holders of our common stock, 7.25% convertible participating preferred stock and certain of our options and warrants, nontransferable subscription rights to purchase up to an aggregate of 75,000,000 shares of our common stock at a cash subscription price of $0.55 per share. If you exercise your subscription rights in full, you may over-subscribe for the purchase of additional shares that remain unsubscribed at the expiration of the rights offering, subject to availability and allocation of shares among persons exercising this over-subscription privilege. You will not be entitled to receive any subscription rights unless you hold of record shares of our common stock, shares of 7.25% convertible participating preferred stock or certain of our options and warrants as of the close of business on September 13, 2002.

   This rights offering is being made in connection with a recent amendment of our bank credit facility. The amendment requires a $31 million prepayment of our outstanding bank loans by October 15, 2002. The first $31 million of the net proceeds of this offering will be applied to this prepayment.


   Two affiliates of Apollo Management IV, L.P., or the Apollo Shareholders, are the owners of approximately 25.3% of our outstanding voting stock. They have agreed with us, subject to the terms and conditions of a securities purchase agreement, to exercise all of their subscription rights, including over-subscription rights, and purchase an aggregate of $35 million of common stock in the rights offering. The total estimated expenses for the rights offering and related transactions is $11.9 million. However, to the extent that a sufficient number of shares of common stock is not available for purchase by the Apollo Shareholders at the expiration of the rights offering, the Apollo Shareholders have agreed to purchase shares of series c convertible participating preferred stock (instead of common stock) at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which it is convertible. The principal terms of the series c convertible participating preferred stock and the common stock are identical except that the series c convertible participating preferred stock enjoys a $0.02 per share liquidation preference over the common stock, is entitled to two votes per share and is automatically convertible into two shares of our common stock from time to time to the extent that we have any authorized and unreserved shares of common stock available for issuance upon conversion.



   The rights will expire if they are not exercised by 5:00 p.m., New York City time, on October 15, 2002, the expected expiration date of this rights offering. We, with the consent of the Apollo Shareholders, may extend the period for exercising the subscription rights. Subscription rights which are not exercised by the expiration date of the rights offering will expire and will have no value. You should carefully consider whether to exercise your subscription rights before the expiration date. Our board of directors is making no recommendation regarding your exercise of subscription rights.


   The subscription rights may not be sold or transferred except under the very limited circumstances described later in this prospectus.


   Shares of our common stock are traded on the New York Stock Exchange under the symbol "ESR." On September 13, 2002, the last reported sales price for our common stock was $0.14 per share, substantially below the cash subscription price of $0.55 per share. Because of the average recent trading price of our common stock, we do not currently meet the requirements for continued listing on the NYSE. Our common stock may be delisted by the NYSE if its trading price does not increase above $1.00 per share within the next six months. See the seventh risk factor under "Risk Factors--Risks Relating to Our Common Stock" on page 11.


   AN INVESTMENT IN OUR COMMON STOCK IS VERY RISKY. YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 3 OF THIS PROSPECTUS BEFORE EXERCISING YOUR SUBSCRIPTION RIGHTS.

                               -----------------

                                 Minimum Offering(1)  Maximum Offering(2)
                                 -------------------- --------------------
                                 Per Share   Total    Per Share   Total
                                 --------- ---------- --------- ----------
                                              (in                  (in
                                           thousands)           thousands)
     Subscription Price.........  $0.5500   $35,000    $0.5500   $72,437
     Estimated Expenses (3).....   0.0283     1,800     0.0137     1,800
                                  -------   -------    -------   -------
     Net Proceeds to our Company  $0.5217   $33,200    $0.5363   $70,637
                                  =======   =======    =======   =======

--------
(1) Assumes that the Apollo Shareholders exercise their subscription rights and acquire $35 million in common stock and that all other subscription rights expire unexercised.
(2) Assumes that all subscription rights are fully subscribed and that the Apollo Shareholders purchase 28,352,190 shares of series c convertible participating preferred stock for $1.10 per share as contemplated by the securities purchase agreement. For purposes of this table, each share of series c convertible preferred stock is reflected as the two shares of our common stock into which it is convertible.
(3) See "Capitalization" on page 14 for information regarding allocation of transaction costs.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               -----------------


              The date of this prospectus is September 16, 2002.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
       Questions and Answers About the Rights Offering.............  ii
       Summary.....................................................   1
       Risk Factors................................................   3
       Use of Proceeds.............................................  13
       Capitalization..............................................  14
       The Rights Offering.........................................  15
       Securities Purchase Agreement...............................  31
       Other Agreements with the Apollo Shareholders...............  35
       Description of Capital Stock................................  38
       Certain United States Federal Income Tax Consequences.......  43
       Legal Matters...............................................  44
       Experts.....................................................  44
       Incorporation of Certain Documents by Reference.............  45
       Where You Can Find More Information.........................  45
       Forward-Looking Statements..................................  45

       Annex A--Opinion dated June 25, 2002 of Lehman Brothers Inc.  A1

   This prospectus is part of a Registration Statement we filed with the SEC. You should rely only on the information contained in this prospectus or to which we have referred you. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities.

   Any statement contained in this prospectus or in a document all or a portion of which is incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

                QUESTIONS AND ANSWERS ABOUT THE RIGHTS OFFERING

Q: What is the rights offering?

A: The rights offering is a distribution to holders of our common stock, 7.25% convertible participating preferred stock and certain of our options and warrants, of 91,353,441 nontransferable subscription rights at the rate of one subscription right for each share of common stock owned (or in the case of the certain options and warrants and outstanding 7.25% convertible participating preferred stock, one subscription right for each share of common stock issuable upon exercise or conversion) as of September 13, 2002, the record date.

Q: What is a subscription right?

A: Each subscription right is a right to purchase a share of our common stock and carries with it a basic subscription privilege and an over-subscription privilege.

Q: What is the basic subscription privilege?

A: The basic subscription privilege of each subscription right entitles you to purchase one share of our common stock at the subscription price of $0.55 per share.

Q: What is the over-subscription privilege?

A: The over-subscription privilege of each subscription right entitles you, if you fully exercise your basic subscription privilege, to subscribe for additional shares of our common stock unclaimed by other holders of subscription rights pursuant to their basic subscription privileges in the rights offering, at the same subscription price per share of common stock.

Q: Why are we engaging in a rights offering?

A: The rights offering is being made to raise funds for a $31 million prepayment we are required to make no later than October 15, 2002 under our bank credit facility. The Apollo Shareholders have committed, subject to the terms and conditions of the securities purchase agreement, to invest $35 million. This commitment by the Apollo Shareholders is sufficient for us to meet our $31 million prepayment obligation under our amended bank credit facility. See "Use of Proceeds," on page 13. However, at the time the rights offering was approved by the special committee of our board of directors, it wanted to give you the opportunity to participate in this fundraising effort and to purchase additional shares of our common stock at the same price that the Apollo Shareholders were paying for our securities.

   We will use one-half of any remaining net proceeds in excess of $35 million for the prepayment of indebtedness outstanding under our bank credit facility and the balance for general corporate purposes, including servicing interest on outstanding indebtedness, working capital and capital expenditures. Pending final application, funds available for general corporate purposes will be used to reduce temporarily the amounts outstanding under the revolving portion of our bank credit facility.

Q: What are the total expenses that we expect to incur in connection with the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders?

A: We estimate that the total aggregate costs of closing the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders will approximate $11.9 million (of which approximately $9.7 million had been paid as of September 13, 2002).

   This $11.9 million in expenses includes:

  . $5.5 million in expenses incurred in connection with the securities purchase agreement, including :

      - a $3 million fee that was paid to Lehman Brothers Inc. at the time Lehman Brothers delivered its fairness opinion,

      - a $1.5 million expense reimbursement paid to the Apollo Shareholders for professional and other expenses incurred by them in connection with the securities purchase agreement and transactions that were evaluated but not closed in prior periods, and

      - $1.0 million in legal, accounting and other transaction costs incurred in connection with the negotiation and consummation of the securities purchase agreement.

  . $4.6 million in legal expenses and other fees payable to the lenders and their affiliates for facilitating the recent amendment to our bank credit facility, of which approximately $4.2 million had been paid as of September 13, 2002.

  . $1.8 million in printing, legal, accounting and other expenses directly related to this rights offering.

   In addition to the $9.7 million in expenses that we have already incurred and paid, we expect to incur approximately $2.2 million in additional expenses related to these transactions. Although our remaining expenses could exceed our estimates, the $35 million investment by the Apollo Shareholders, combined with existing borrowing capacity under our revolving credit facility, should provide sufficient funds to pay the remaining estimated transaction costs of $2.2 million and the $31 million prepayment required under our bank credit facility by October 15, 2002.

Q: What happens if I choose not to exercise my subscription rights?

A: You will retain your current number of shares of common stock held directly by you (or indirectly by virtue of options, warrants and 7.25% convertible participating preferred stock) even if you do not exercise your subscription rights. If you choose not to exercise your subscription rights, then the percentage of our common stock held directly by you (or indirectly by virtue of options, warrants and 7.25% convertible participating preferred stock) will decrease. However, even if you choose to exercise your subscription rights in full, your percentage ownership of our common stock held directly by you (or indirectly by virtue of options, warrants and 7.25% convertible participating preferred stock) will still decrease. The magnitude of the reduction will depend upon the extent to which rights holders other than the Apollo Shareholders subscribe in the rights offering.

Q: What should I do if I want to participate in the rights offering but my shares are held in our 401(k) plan?

A: If you hold shares of common stock in an account in our 401(k) plan, the subscription agent will notify you of the rights offering. If you wish to exercise your subscription rights, you will need to notify the subscription agent of your decision and the plan administrator will act for you. To indicate your decision, you should complete and return to the subscription agent the form entitled "401(k) Plan Participant Election Form." You should receive this form from the subscription agent with the other rights offering materials.

Q: What should I do if I want to participate in the rights offering but my shares are held in the name of my broker, custodian bank or other nominee?

A: If you hold shares of our common stock through a broker, custodian bank or other nominee, we will ask your broker, custodian bank or other nominee to notify you of the rights offering. If you wish to exercise your subscription rights, you will need to have your broker, custodian bank or other nominee act for you. To indicate your decision, you should complete and return to your broker, custodian bank or other nominee the form entitled "Beneficial Owner Election Form." You should receive this form from your broker, custodian bank or other nominee with the other rights offering materials. You should contact your broker, custodian bank or other nominee if you believe you are entitled to participate in the rights offering but you have not received this form.

Q: What if the market price of our common stock is less than the subscription price of $0.55, which is the case at the date of this prospectus, when I am deciding whether to exercise my subscription rights?

A: Consult your broker. Depending on the market price of our common stock, it most likely will be more cost effective for you to purchase shares of our common stock on the NYSE rather than exercise your subscription rights.

Q: Will I be charged a sales commission or a fee by the company if I exercise my subscription rights?

A: No. We will not charge a brokerage commission or a fee to rights holders for exercising their subscription rights. However, if you exercise your subscription rights through a broker or nominee, you will be responsible for any transaction fees charged by your broker or nominee.

Q: Are there any conditions to my right to exercise my subscription rights?


A: Yes. The rights offering may be cancelled if the securities purchase agreement is terminated. The securities purchase agreement may be terminated by the Apollo Shareholders if, among other things, our shareholders fail to approve the $35 million investment by the Apollo Shareholders or there has been a material adverse change in our business since March 31, 2002. In the securities purchase agreement, a "material adverse change" means any change in the assets, properties, business, financial condition, results of operations or prospects of our company and its subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the investment proposed to be made by the Apollo Shareholders. See "Securities Purchase Agreement--Conditions to Closing" and "Termination of the Securities Purchase Agreement" on pages 32 and 33. We cannot assure you that we will secure the necessary shareholder approval, that the Apollo Shareholders will not assert that a material adverse change has occurred, or that all other conditions to closing will be satisfied under the securities purchase agreement.



Q: What will happen if the requisite percentage of our shareholders do not approve the acquisition by the Apollo Shareholders of additional shares of voting stock as required by the NYSE or if the securities purchase agreement is otherwise terminated?

A: If our shareholders do not approve the Apollo Shareholders' acquisition of additional shares of voting securities or, if the securities purchase agreement is otherwise terminated in accordance with its terms, the Apollo Shareholders will have no obligation to invest an additional $35 million, and we will be in default under our bank credit facility. See "Securities Purchase Agreement--Termination of Securities Purchase Agreement" on page
   33. In such event, our board would consider a number of alternatives, including renegotiating the bank credit facility or negotiating a new securities purchase agreement with the Apollo Shareholders. There is no assurance that any of these negotiations would be concluded on terms acceptable to us. If the rights offering is abandoned, we will, in all likelihood, not be able to make the required $31 million prepayment due under our bank credit facility by October 15, 2002.

   A default under our bank credit facility would jeopardize our business, prospects and financial condition and unless our lenders are willing to waive the default, may require us to consider seeking protection from our creditors under federal bankruptcy law.

Q: What is the board of directors' recommendation regarding whether you should exercise your rights in the rights offering?

A: Our board of directors is not making any recommendation as to whether you should exercise your subscription rights. You are urged to make your decision based on your own assessment of our business and the rights offering.

Q: How many shares may I purchase?

A: You will receive one nontransferable subscription right for each share of common stock (or, in the case of the outstanding 7.25% convertible participating preferred stock and certain of our options and warrants, one nontransferable subscription right for each share of common stock issuable upon conversion or exercise) that you owned on September 13, 2002, the record date. Each subscription right contains the basic subscription privilege and the over-subscription privilege. Each basic subscription privilege entitles you to purchase one share of common stock for $0.55. See "The Rights Offering--Subscription Privileges--Basic Subscription Privilege" on page 22. Each over-subscription privilege entitles you to subscribe for additional shares of our common stock at the same subscription price per share on a pro-rata basis to the number of shares you purchased under your basic subscription privilege, provided you fully exercise your basic subscription privilege. "Pro-rata" means in proportion to the number of shares of our common stock which you and the other rights holders electing to exercise their over-subscription privilege have purchased by exercising their basic subscription privileges on their holdings of common stock, 7.25% convertible participating preferred stock and certain options and warrants. See "The Rights Offering--Subscription Privileges--Over-Subscription Privilege" on page 22.

Q: What are the principal differences between the rights of the common stock and the series c convertible participating preferred stock?

A: The principal terms of the common stock and the series c convertible participating preferred stock are identical except that the series c convertible participating preferred stock enjoys a $0.02 per share liquidation preference over the common stock, entitles the holder to two votes per share and is automatically convertible into two shares of our common stock from time to time to the extent that we have any authorized and unreserved shares of common stock available for issuance upon conversion. This is why the subscription price per share of series c convertible participating preferred stock is twice the subscription price per share of common stock.

Q: How was the subscription price established?

A: The subscription price per share was established by our board of directors based on the recommendation of a special committee of directors, excluding those directors affiliated with the Apollo Shareholders or management of our company who did not participate (in their capacity as directors) in the discussion, consideration or voting with respect to these matters. See "The Rights Offering" beginning on page 15. References in this prospectus to the approvals, or recommendations or the beliefs, considerations or other determinations of our board regarding the rights offering and the investment by the Apollo Shareholders include all members of our board of directors other than the directors affiliated with the Apollo Shareholders and management of our company.

Q: Is exercising my subscription rights risky?

A: Yes. The exercise of your subscription rights involves risks. Exercising your subscription rights means buying additional shares of our common stock and should be considered as carefully as you would consider any other equity investment. Among other things, you should carefully consider the risks described under the heading "Risk Factors," beginning on page 3.

Q: May I transfer my subscription rights if I do not want to purchase any shares?

A: No. Should you choose not to exercise your subscription rights, you may not sell, give away or otherwise transfer your subscription rights. However, subscription rights will be transferable to affiliates of the recipient and by operation of law, for example, upon death of the recipient.

Q: Am I required to exercise my subscription rights in the rights offering?

A: No.

Q: How many shares will be outstanding after the rights offering, including those owned by the Apollo Shareholders?

A: Table I summarizes information regarding the securities owned by the Apollo
   Shareholders and our other rights holders as of September 13, 2002 and the percentage of our voting power represented by these securities, excluding shares the Apollo Shareholders have agreed to purchase pursuant to the securities purchase agreement. Tables II and III adjust the September 13, 2002 ownership and voting power information to give effect to the closing of the rights offering based on two different assumptions. Table II assumes that we issue only $35 million of common stock to the Apollo Shareholders in the rights offering. Table III assumes that we raise $72.4 million through the sale of all shares of common stock offered in the rights offering and additional shares of series c convertible participating preferred stock are issued to the Apollo Shareholders pursuant to the securities purchase agreement.

                                    Table I

                                    Securities Owned as of September 13, 2002
-                         -------------------------------------------------------------
                                                                         Percentage of
                                                             Percentage Our Voting Power
                                                              of Class   Represented by
Names of Security Holders        Class            Number       Owned    Securities Owned
------------------------- -------------------- ----------    ---------- ----------------

  Apollo Shareholders.... Common Stock                -0-         -0-%         -0-%

                          7.25% Convertible
                          Participating
                          Preferred Stock(a)      256,191      100.00        25.29

                          Warrants and Options  1,287,500(b)    29.55          -0-
                                                                             -----

                                                                             25.29%
                                                                             =====

  Other Rights Holders... Common Stock         64,998,700      100.00%       74.71%

                          Warrants and Options  3,069,317(c)    70.45          -0-
                                                                             -----

                                                                             74.71%
                                                                             =====

                                   Table II

                          Securities Owned After Rights Offering--$35 Million Investment
-                         -------------------------------------------------------------
                                                                         Percentage of
                                                             Percentage Our Voting Power
                                                              of Class   Represented by
Names of Security Holders        Class            Number       Owned    Securities Owned
------------------------- -------------------- ----------    ---------- ----------------

  Apollo Shareholders.... Common Stock         63,636,364       49.47%       42.25%

                          7.25% Convertible
                          Participating
                          Preferred Stock(a)      256,191      100.00        14.60

                          Warrants and Options  1,287,500(b)    29.55          -0-
                                                                             -----

                                                                             56.85%
                                                                             =====

  Other Rights Holders... Common Stock         64,998,700       50.53%       43.15%

                          Warrants and Options  3,069,317(c)    70.45          -0-
                                                                             -----

                                                                             43.15%
                                                                             =====

                                   Table III

                          Securities Owned After Rights Offering-$72.4 Million Investment
-                         ------------------------------------------------------------
                                                                          Percentage of
                                                              Percentage Our Voting Power
                                                               of Class   Represented by
Names of Security Holders        Class             Number       Owned    Securities Owned
------------------------- -------------------- -----------    ---------- ----------------

  Apollo Shareholders.... Common Stock           6,931,983        4.95%        2.95%

                          7.25% Convertible
                          Participating
                          Preferred Stock(a)       256,191      100.00        16.20(e)

                          Series C Convertible
                          Participating
                          Preferred Stock(d)    28,352,190      100.00        24.16

                          Warrants and Options   1,287,500(b)    29.55          -0-
                                                                              -----

                                                                              43.31%
                                                                              =====

  Other Rights Holders... Common Stock         133,066,717       95.05%       56.69%

                          Warrants and Options   3,069,317(c)    70.45          -0-
                                                                              -----

                                                                              56.69%
                                                                              =====

   -----
   (a) See "Description of Capital Stock--7.25% Convertible Participating Preferred Stock" on page 38 for additional information.
   (b) Warrants exercisable for the purchase of 1,287,500 shares of our common stock at $16 per share.
   (c) Warrants exercisable for the purchase of an aggregate of 2,562,500 shares of our common stock at prices ranging from $16.00 to $20.175 per share and options exercisable for the purchase of 506,817 shares of our common stock at prices ranging from $3.08 to $10.50 per share.
   (d) See "Description of Capital Stock--Series C Convertible Participating Preferred Stock" on page 41 for additional information.

   (e) Based upon a conversion price of $8.10 per share of 7.25% convertible participating preferred stock. See "The Rights Offering--Effects of Rights Offering on Apollo Shareholders' Securities and Ownership" on page 28.


   Following the consummation of the rights offering and the transactions contemplated by the securities purchase agreement, it is highly likely that the Apollo Shareholders will control a sufficient percentage of our voting securities to elect all of our directors. Accordingly, the Apollo Shareholders thereafter will be able to exert a controlling influence over the formulation and implementation of our corporate strategies and policies. See the third and fourth risk factors under "Risk Factors" on page 7 and "The Rights Offering--Effects of Rights Offering on the Apollo Shareholders' Securities and Ownership" on page 28.

   Because of the Apollo Shareholders' right and obligation, subject to the terms of the securities purchase agreement, to acquire $35 million in common stock or, if necessary, series c convertible participating preferred stock, it is also probable that, upon consummation of the rights offering and the transactions contemplated by the securities purchase agreement, the percentage of voting stock owned by shareholders, other than the Apollo Shareholders, will decrease. The magnitude of the reduction will depend on the extent to which rights holders other than the Apollo Shareholders subscribe in the rights offering.

Q: After I exercise my subscription rights, can I change my mind and cancel my purchase?


A: No. Once you send in your subscription certificate and payment you cannot revoke the exercise of your subscription rights, even if you later learn information about us that you consider to be unfavorable and even if the market price of our common stock remains below the $0.55 per share subscription price. You should not exercise your subscription rights unless you are certain that you wish to purchase additional shares of our common stock at a price of $0.55 per share even though the closing price of our common stock on September 13, 2002 was $0.14 per share. See "The Rights Offering--No Revocation" on page 27.

Q: What are the federal income tax consequences of exercising my subscription rights as a holder of common stock?

A: A holder of common stock should not recognize income or loss for federal income tax purposes in connection with the receipt or exercise of subscription rights in the rights offering. See "Certain United States Federal Income Tax Consequences" on page 43.

Q: If the rights offering is not completed, will my subscription payment be refunded to me?

A: Yes. The subscription agent will hold all funds it receives in escrow until completion of the rights offering. If the rights offering is not completed, the subscription agent will return promptly, without interest, all subscription payments.

Q: If I am a foreign shareholder or a shareholder with an APO or FPO address, how can I exercise my subscription rights?


A: The subscription agent will mail rights certificates to you if you are a rights holder whose address is outside the United States or if you have an Army Post Office or a Fleet Post Office address. To exercise your subscription rights, you must notify the subscription agent on or prior to 5:00 p.m., New York City time, on October 15, 2002, and take all other steps which are necessary to exercise your subscription rights, on or prior to that time. If you do not follow these procedures prior to the expiration of the rights offering, your subscription rights will expire.

Q: Are we effecting the rights offering and the sale of $35 million of additional shares of our voting securities to the Apollo Shareholders as the first step in a "going-private" transaction?


A: No. We have no current plans nor are we in discussions to undertake a "going-private" transaction within the meaning of Rule 13e-3 or to engage with any person in a transaction that would constitute a "going-private" transaction within the meaning of Rule 13e-3.


Q: What should I do if I have other questions?

A: If you have questions or need assistance, please contact the information agent, MacKenzie Partners, Inc., at (800) 322-2855 (toll free) or (212) 929-5500 (call collect).

                                    SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary may not contain all of the information that is important to you. This prospectus includes or incorporates by reference information about our business and our financial and operating data. Before making an investment decision, we encourage you to read the entire prospectus carefully, including the risks discussed under the "Risk Factors" section beginning on page 3. We also encourage you to review our financial statements and the other information we provide in the reports and other documents that we file with the SEC, as described under "Where You Can Find More Information" on page 45.

   In this prospectus, unless the context otherwise requires a different meaning, all references to "we," "our," "us" or "our company" refer to Encompass Services Corporation and its subsidiaries. All references to the "Apollo Shareholders" refer to Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and their affiliates.

                                  Our Company

   We provide electrical and mechanical contracting services and cleaning and maintenance management services to commercial, industrial and residential customers throughout the United States, including construction, installation and maintenance. We are a Texas corporation and the address of our principal executive office is 3 Greenway Plaza, Suite 2000, Houston, Texas 77046, and our telephone number at this address is (713) 860-0100.

                              Recent Developments

   During the second quarter of 2002, we anticipated that we might not be able to meet the requirements of the financial covenants contained in our bank credit facility as of June 30, 2002. Accordingly, we entered into negotiations with our lenders to amend the financial covenants to avoid a possible default thereunder as of the end of the second quarter. On June 26, 2002, we entered into a fifth amendment to our bank credit facility, which provides financial covenant modifications through February 2005. We anticipate that our cash flow from operations and existing borrowing capacity under the amended bank credit facility will be adequate to fund our normal working capital needs, debt service requirements and planned capital expenditures during the remainder of 2002.

   Pursuant to the amended bank credit facility, we are required to sell $35 million of voting stock to the Apollo Shareholders in a rights offering or other investment. The amended bank credit facility consists of approximately $400 million in term loans and a revolving credit facility of $300 million. Until the proposed investment by the Apollo Shareholders in connection with the rights offering is actually funded, the revolving credit portion of the bank credit facility will be temporarily limited to a maximum of $250 million. Availability under the revolving credit facility, after applying available cash and deducting letter of credit commitments, was $107.1 million as of August 31, 2002. The revolving credit portion of the bank credit facility matures in February of 2005 and the term loans mature in 2006 and 2007.

   The $35 million in proceeds from the proposed investment by the Apollo Shareholders, less up to $4 million of certain permitted expenses related to the rights offering and the investment by the Apollo Shareholders, are required to be applied to the term loans on a pro-rata basis in the inverse order of maturity. We are also required to apply 50% of any proceeds from the rights offering in excess of the $35 million from the proposed investment by the Apollo Shareholders to permanently reduce balances outstanding under the revolving credit facility and the term loans on a proportionate basis.

   In addition, the amendment to the bank credit facility also, among other things:

   . modifies the maximum ratio of funded debt to pro forma earnings before interest, taxes, depreciation and amortization (as defined in the bank credit facility);

   . modifies the maximum ratio of funded senior debt to pro forma earnings before interest, taxes, depreciation and amortization (as similarly defined);

   . modifies the fixed charge coverage ratio;

   . prohibits further acquisitions by us and establishes restrictions on our payment of dividends, capital expenditures, asset sales, investments and indebtedness;

   . provides for additional collateral and requires the application of a portion of excess cash flows to the mandatory prepayment of the term loans; and

   . reduces the aggregate principal amount of swingline advances permitted to be outstanding at any time from $30 million to $15 million.

   Under the amended bank credit facility, we have agreed to complete the rights offering, including the $35 million investment by the Apollo Shareholders, no later than the earlier of thirty days after shareholder approval of the proposed investment by the Apollo Shareholders or October 15, 2002. We will be in immediate default under the amended bank credit facility if shareholder approval of the investment by the Apollo Shareholders is not obtained at the special meeting of shareholders.

   On June 27, 2002, we entered into a securities purchase agreement with the Apollo Shareholders. Subject to the terms and conditions of this agreement, the Apollo Shareholders agreed to exercise all their subscription rights and subscribe for the purchase of $35 million of common stock in the rights offering. To the extent shares of common stock subscribed for purchase by the Apollo Shareholders are needed to satisfy the subscriptions (including over-subscriptions) of other rights holders, the Apollo Shareholders have agreed to purchase shares of series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which each share of series c convertible participating preferred stock is convertible, in lieu of any shares of common stock. See "Securities Purchase Agreement" beginning on page 31 for a more detailed description of the securities purchase agreement.

   We intend to sell certain under-performing or non-strategic business units, provided that we are able to secure prices, terms and conditions deemed acceptable by us. Including the anticipated tax benefits associated with the sales of some of these businesses, we believe that the aggregate cash benefit to be realized from sales of businesses will exceed $50 million. Pursuant to our amended bank credit facility, the proceeds of any such sales will be used to permanently reduce balances outstanding under our term loans and our revolving credit facility, on a proportionate basis. There is no assurance that we will secure satisfactory offers for any of our business units or that some of these business units will not be sold at a loss. In addition, as we evaluate the potential for selling these business units, we might discover information that would result in our recording a loss on impairment of long-term assets or goodwill, regardless of whether or not any of these business units are sold.


   We have called a special meeting of our shareholders for October 15, 2002. Our board of directors is soliciting proxies for the special meeting pursuant to a proxy statement dated September 16, 2002 to approve:


   . the $35 million investment by the Apollo Shareholders pursuant to the securities purchase agreement;

   . an amendment to our amended and restated articles of incorporation to increase our authorized shares of common stock from 200 million to 275 million; and

   . the grant of discretionary authority to our board to amend our amended and restated articles of incorporation to effect a reverse stock split of our common stock at a ratio within the range from one-for-five to one-for-fifteen at any time prior to August 1, 2003.


   The reverse stock split proposal was formulated in response to a letter from the NYSE dated July 22, 2002. In this letter, the NYSE advised us that unless shares of our common stock achieved both a $1.00 sales price and an average sales price of $1.00 over the 30-trading days preceding January 22, 2003, the NYSE would commence suspension and delisting procedures. See the seventh risk factor under "Risk Factors--Risks Relating to Our Common Stock" on page 10.

                                 RISK FACTORS

   This rights offering and an investment in the shares of our common stock involve a high degree of risk. You should carefully consider the following factors and other information presented or incorporated by reference in this prospectus before deciding to exercise your subscription rights and invest in our common stock. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us may also impair our operations and business. If we do not successfully address any one or more of the risks described below, there could be a material adverse effect on our financial condition, operating results and business. We cannot assure you that we will successfully address these risks.

Risks Relating to our Business

   Even if we close the rights offering, we may not be able to satisfy all of our debt obligations as they become due or cause our common stock to have a value equal to, or greater than, the subscription price of the subscription rights.

   For the reasons discussed below, our financial condition and our business in general are subject to substantial risks. We may not be able to satisfy all of the terms and conditions of the various agreements under which our indebtedness is outstanding (including, but not limited to, our obligations to make timely payments of interest and principal thereunder) or overcome or even mitigate the risks to which we and our business are subject. Consequently, neither we nor you have any assurance that our common stock currently has, or in the future will attain or maintain, a value equal to, or greater than, the subscription price of the subscription rights. Thus, the subscription price for shares in the rights offering may not reflect the current fair value or the future value of our common stock. For further information concerning this risk, please see "Risks Relating to this Rights Offering" on page 8.

   Our substantial debt could adversely affect our financial health and make us more vulnerable to adverse economic conditions and high interest rates.


   We have a significant amount of debt. As of August 31, 2002, before deducting unamortized discounts, we had outstanding $893.6 million of consolidated debt, and our total consolidated debt, as a percentage of total capitalization, was approximately 63%. We may incur additional debt in the future. However, we will be limited in the amount we can incur by our existing and future debt agreements. Since none of our debt instruments requires us to maintain any minimum credit rating, we do not believe that the recent downgrade in our credit rating to single B by Standard & Poor's has had a material adverse effect on our outstanding borrowings. However, Standard & Poor's has recently indicated that it has placed our company on credit watch with negative implications due to heightened concerns that the Apollo Shareholders might not close their $35 million investment pursuant to the securities purchase agreements. This recent downgrade, or any further downgrades, in our credit rating could adversely affect our ability to raise capital in the future by issuing additional debt on commercially reasonable terms, or at all.


   At August 31, 2002, after applying available cash and deducting letter of credit commitments, we had the ability to borrow an additional $107.1 million under our recently amended bank credit facility. During the twelve months ended June 30, 2002, we made net principal repayments of approximately $134.1 million under our amended bank credit facility and other debt agreements. In addition, during the same period we paid approximately $70.4 million in interest on such indebtedness. After giving effect to the interest rate swap agreements that we have in effect, approximately 48% of our outstanding debt at August 31, 2002 was fixed-rate debt while the remaining 52% was floating-rate debt. Consequently, each 1% increase in interest rates will increase the annual debt service obligation on our outstanding indebtedness for borrowed money at August 31, 2002 by approximately $4.6 million.

   Our high level of debt could have important negative consequences to our business and, consequently, our shareholders, such as:

   . limiting our ability to obtain additional financing to fund our working capital, capital expenditures, debt service requirements or other purposes;

   . limiting our ability to use operating cash flow in other areas of our business because we must dedicate a substantial portion of these funds to make principal payments and fund debt service requirements;

   . placing us at a competitive disadvantage compared to competitors with less debt;

   . increasing our vulnerability to adverse economic and industry conditions;
     and

   . increasing our vulnerability to interest rate increases because borrowings under our bank credit facility are primarily at variable interest rates.

   Our ability to satisfy our debt obligations will depend upon, among other things, our future operating performance and our ability to refinance or exchange debt when necessary. Each of these factors is to a large extent dependent on economic, financial, competitive and other factors beyond our control. If, in the future, we cannot generate sufficient cash from operations to maintain our financial covenants and make scheduled payments on our debt obligations, we will need to refinance some or all of our debt, obtain additional financing or sell assets. If we are not able to achieve any of these objectives, we may be required to seek protection from our creditors under applicable bankruptcy law.

   Continued depressed conditions in the construction industry, as well as future downturns in the construction industry and the overall economy, could further reduce our level of business activity and adversely impact our profitability, the cash we have available for debt service and our ability to meet the financial covenants contained in our amended bank credit facility.

   A substantial portion of our business involves installation of mechanical and electrical systems in newly constructed commercial, industrial and residential facilities. The level of new commercial and industrial installation services is cyclical and affected by changes in economic conditions and interest rates in North America and, to a lesser extent, the global economy. Our revenues from new installation services in the residential market are dependent upon the level of housing starts in the areas in which we operate. The housing industry is cyclical and our revenues from new residential installation will be affected by the factors that affect the housing industry. These factors include changes in employment and income levels, the availability and cost of financing for new homebuyers and general economic conditions. General downturns in housing starts or in new commercial and industrial construction in the areas in which we operate could reduce our level of business activity and adversely impact our profitability and the cash we have available for debt service. This, in turn, could make it more difficult for us to comply with the financial covenants in our recently amended bank credit facility.

   Our current EBITDA forecasts, which run through the remainder of 2002 and indicate that we will be in compliance with the financial covenants under our amended bank credit facility, may not prove to be accurate. These forecasts incorporate downward adjustments from our previous third quarter estimates and take into account our current estimate of operating results and the positive effects on EBITDA (as defined in the amended bank credit facility) resulting from anticipated asset sales of underperforming businesses. See "Summary--Recent Developments" on page 1. Actual EBITDA, once calculated following the close of the quarter, could be less than we forecast. Additionally, we have no definitive agreements in place to sell any underperforming businesses and we might not be able to obtain acceptable terms for, or obtain all necessary consents and approvals for, the sale of any of these assets. If we are unable to sell any of these assets and/or exceed our forecasted debt balances at the end of the third or fourth quarters of 2002 and/or fail to meet our EBITDA forecasts for the third and fourth quarters of 2002, we may be unable to comply with our financial covenants under our amended bank credit facility, in which case we would be in default under our bank credit facility. A default under our bank credit facility would jeopardize our business prospects and financial condition and unless our lenders would be willing to waive the default, may require us to consider seeking protection from our creditors under federal bankruptcy law.

   The U.S. Department of Commerce construction reports indicate that private non-residential construction has declined approximately 20% (seasonally adjusted annual rate) from June 2001 to June 2002, with the largest declines in the industrial, office building and hotel sectors. Overcapacity in the industry has resulted in a very competitive pricing environment in many markets, resulting in downward pressure on profit margins. Our profitability and profit margins have declined accordingly. Our operating income margins for the years ended December 31, 2000 and 2001, and for the six-month period ended June 30, 2002 were 5.2%, 2.3% and 1.8%, respectively. Our backlog was approximately $1.4 billion at June 30, 2002, compared to $1.6 billion at December 31, 2001 and June 30, 2001. The estimated gross profit margin in backlog is approximately 15 basis points lower than at December 31, 2001. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Seasonality and Cyclicality" included in our annual report on Form 10-K/A and our quarterly reports on Form 10-Q that are incorporated by reference into this prospectus.

   Some of our customers in the telecommunications industry have suffered severe capital problems which have affected both our revenue from these customers as well as the collectibility of some of our receivables.

   Included in our customer base are a number of companies involved in the telecommunications industry, including fiber-optic network companies, wireless phone companies and high-speed Internet providers. We estimate that, during the years ended December 31, 1999, 2000 and 2001 and the six months ended June 30, 2002, we generated revenues from companies involved in the telecommunications industry approximating $130 million, $480 million, $320 million and $50 million, respectively, representing approximately 7%, 12%, 8% and 3%, respectively, of our total revenues during the corresponding periods. We estimate that our backlog from companies in the telecommunications industry at June 30, 2002 was approximately $23 million, or less than 2% of our total backlog.

   Recently, many companies in the telecommunications sector, including some of our customers, have experienced a dramatic reduction in the amount of new capital available to them, upon which certain of them are reliant to successfully achieve their business plans. Consequently, we have experienced reduced revenue and slower payment from certain customers, several of which have filed for protection under Chapter 11 of the U.S. Bankruptcy Code.

   As previously indicated, as of June 30, 2002 revenue from companies involved in the telecommunications industry is down from an average monthly amount of approximately $40.0 million in 2000 and $26.7 million in 2001 to approximately $8.3 million in 2002, and we may continue to experience a reduction in revenue from these customers as they continue to cut costs or file for bankruptcy.

   During 2001, we provided allowances of $27.8 million in continuing operations and $17.7 million in the discontinued Global Technologies operations to reserve certain accounts receivable from customers in the telecommunications industry. With respect to these specific customers, we believe our remaining receivables exposure is not material, and we are not performing a significant amount of services for them. We continue to perform services in the telecommunications industry and our total net receivables from identified telecommunications customers as of June 30, 2002, were less than $25 million. As additional information becomes available, and to the extent the financial condition of these or other customers in the telecommunications sector continues to deteriorate in the future, we may find it necessary to record additional charges to earnings to further increase our allowance for doubtful accounts.

   Our ability to secure bid and performance bonds may affect our ability to obtain future construction contracts and thus reduce our cash flow and impair our ability to comply with the terms of our amended bank credit facility.

   Particularly in connection with larger construction contracts, we are often required to post bid or performance bonds issued by a financial institution known as a surety. The surety industry has become an unsettled and volatile market in recent months, in the aftermath of certain notable corporate bankruptcies with significant surety exposure, other recent loss exposures and other factors. Collectively, these events have caused certain reinsurers and sureties to reevaluate their committed levels of underwriting and required returns. The ultimate impact of these developments, if any, on the surety market in general, or our company specifically, cannot be determined at this time. Since our financial condition is well known by our bonding companies, we do not believe that Standard & Poor's recent downgrade of our credit rating to single B has had any material adverse effect on our ability to secure performance bonds. However, Standard & Poor's has recently indicated that it has placed our company on credit watch with negative implications due to heightened concerns that the Apollo Shareholders might not close their $35 million investment pursuant to the securities purchase agreement, and any future downgrades in our credit rating may have a material adverse effect on our ability to secure performance bonds. If we are unable to arrange sufficient bonding capacity to satisfy our future bonding requirements, whether as a result of further downgrades of our credit rating or otherwise, we may be precluded from bidding on and securing larger construction projects, including those with governmental entities. Our inability to secure these types of contracts could have a material adverse effect on the level of cash generated by our operations and impair our ability to comply with the financial covenants in our recently amended bank credit facility.


   Our profitability will be affected by prolonged unfavorable weather or seasonal variations.

   Our business tends to be affected adversely by moderate weather patterns. Comparatively warm winters and cool summers reduce the demand for our maintenance, repair and replacement services. Additionally, our new installation business is affected adversely by extremely cold weather and large amounts of rain. Prolonged unfavorable weather conditions or seasonal variations may cause unpredictable fluctuations in operating results.

   Our recently amended bank credit facility limits our ability to acquire other companies.

   In the past we have grown our business in large part through the acquisition of other companies in our industry. In the future, our ability to grow our business on this basis may be limited because we must secure the consent of our lending banks for acquisitions.

   Any delay or inability to integrate acquired businesses could adversely affect our cost of doing business.

   Our future success depends in part on our ability to integrate the businesses we have acquired into one enterprise with a common operating plan. Most of these acquired businesses have recently changed, or in certain cases, are in the process of changing their past processes and systems, such as accounting, employment, purchasing, sales, estimating and project management. We may not be successful in our efforts to integrate acquired companies or monitor their performance. If we are unable to do so, or if we experience delays or unusual expenses in doing so, our operating costs could increase and our profitability and cash available for debt service could decrease. This, in turn, would make it more difficult for us to comply with the financial covenants in our recently amended bank credit facility.

   Competition from owner-operated companies, large public companies and utilities for the services we provide may limit our profitability.

   The facilities services industry is very competitive with few barriers to entry. It is served by small, owner-operated private companies, by larger companies operating nationwide, including unregulated affiliates of electric and gas public utilities and heating, ventilating and air conditioning equipment manufacturers and by property management companies and real estate investment trusts which offer facilities services for the properties they own or manage. Some of the smaller competitors have lower overhead cost structures and may be able to provide their services at lower rates than we can. Some of the larger competitors have greater financial resources, name recognition or other competitive advantages. Consequently, we encounter significant competition in our efforts to achieve our profit objectives.

   Our business may suffer if we do not retain our management.

   We depend on our executive officers, senior management and key operations managers. We do not maintain key-man insurance on these individuals. Our business could be adversely affected if these persons do not continue in their roles and we are unable to attract and retain qualified replacements.

   Shortages of a skilled labor force, union disruptions or unfavorable union negotiations may adversely affect our profitability and our planned internal growth.

   Our ability to provide high-quality mechanical and electrical services on a timely basis requires an adequate supply of skilled technicians. Many companies in our industry are currently experiencing shortages of qualified technicians. A shortage of skilled labor may require us to use less-skilled labor which could adversely affect our ability to perform work.

   Although fewer than 15% of our employees are members of unions, many sectors of the facilities services industry involve unionized employees. Expanded unionization of our workforce could increase our costs. Union activity at our company may be disruptive to our business and may increase our costs. To the extent any of our union contracts expire, we may be required to renegotiate union contracts in an environment of increasing wage rates. We may not be able to renegotiate union contracts on terms favorable to us or without experiencing a work stoppage which may affect our profitability.

   Many of our customer contracts may be terminated on short notice.

   Many of our customer contracts have termination clauses permitting the customer to cancel the contract on less than 90 days' notice. We may not be able to keep customers from exercising their rights to terminate their contracts prior to the contract expiration date. Early contract terminations will reduce the level of our ongoing business activity and could adversely impact our profitability and the cash we have available for debt service.

   Fixed price contracts with our customers could expose us to losses if our estimates of project costs are too low.

   A substantial portion of our mechanical and electrical installation contracts are "fixed price" contracts. The terms of these contracts require us to guarantee the price of the services we provide and assume the risk that our costs to perform the services and provide the materials will be greater than anticipated. Our profitability in this market is therefore dependent on our ability to accurately predict the costs associated with our services. These costs may be affected by a variety of factors, some of which may be beyond our control. If we are unable to accurately predict the costs of fixed price contracts, certain projects could have lower profit margins than anticipated or even generate losses as has occurred in the recent past. In either event, the level of our earnings may decline and our ability to comply with the financial covenants in our amended bank credit facility may be impaired.

   In 2001, we incurred losses on several of our fixed price contracts. These losses contributed to the reduction we experienced in our gross profit margin from 17.8% in 2000 to 15.8% in 2001.

   Apollo and its affiliates will likely have the right to appoint all members of our board of directors and will be able to exert substantial influence over matters submitted to our shareholders, as well as over our business operations.

   As of September 13, 2002, the Apollo Shareholders are entitled to cast approximately 25.3% of the voting power of our outstanding voting securities. Depending upon the level of subscription in the rights offering, the Apollo Shareholders will be entitled to cast between approximately 43.3% and 56.9% of the voting power of our outstanding voting securities after the consummation of the rights offering. Accordingly, the Apollo Shareholders will effectively be able to control the election of members to our board of directors. As a result, the Apollo Shareholders have the ability to exert significant influence over the policies, management and affairs of our company and control or influence the outcome of corporate actions requiring shareholder approval. The Apollo Shareholders' interests may differ from those of our other shareholders and they may vote their stock in a manner adverse to other shareholders.

   The Apollo Shareholders will have the right to elect a majority of our board of directors even if our other shareholders purchase a sufficient number of shares of our common stock in the rights offering that the Apollo Shareholders do not acquire a majority of our outstanding voting securities through their $35 million purchase contemplated by the securities purchase agreement.

   Pursuant to the terms of our investor's rights agreement with the Apollo Shareholders, we are required to maintain a total debt leverage ratio of not more than 4 to 1. We did not maintain this ratio during the second quarter of 2002, and may not maintain this ratio in the immediate future. If this event is considered to be both material and intentional, then the Apollo Shareholders have the right to appoint a majority of our board of directors for as long as our total debt leverage ratio exceeds 4 to 1. In addition, under the terms of our 7.25% convertible participating preferred stock, we may accumulate quarterly cash dividends on our shares until February 22, 2003. If we thereafter fail to pay quarterly dividends in cash, an event of noncompliance will occur. Until such an event is remedied, the cash dividend rate on our 7.25% convertible participating preferred stock will increase to 9.25%, and the Apollo Shareholders will be entitled to appoint a majority of our board of directors. Since we are prohibited from paying cash dividends on our capital stock under the terms of our recently amended bank credit facility, it is highly unlikely that we will be able to pay the quarterly cash dividend on our 7.25% convertible participating preferred stock on April 1, 2003 or thereafter. As a consequence, the Apollo Shareholders will be able to control our board even if they acquire less than 50% of our voting securities as a result of the rights offering.

   We may not be able to finance future needs to adapt our business plans to changes because of restrictions placed on us by our lenders, noteholders and the Apollo Shareholders.

   The operating and financial restrictions and covenants in our bank credit facility, as most recently amended on June 26, 2002, and our senior subordinated note indenture limit our ability to finance future operations or capital needs, to respond to changes in our business or competitive activities and to engage in certain other business activities. A breach of any of these restrictions or covenants could cause a default under our bank credit facility and the senior subordinated notes and in some cases acceleration of debt under other instruments that contain cross-acceleration provisions. A significant portion of our debt may then become immediately due and payable. We are not certain whether we would be able to obtain, on terms satisfactory to us, sufficient funds to make these accelerated payments. Additionally, our investor's rights agreement with the Apollo Shareholders imposes restrictions on the way we operate our business and prohibits us from taking specified corporate actions without the consent of the Apollo Shareholders. See "Other Agreements with the Apollo Shareholders--Investor's Rights Agreement" on page 35.

Risks Relating to this Rights Offering

   Even if you exercise your full basic subscription right, your percentage ownership and voting rights in us may decrease.

   The rights offering may result in our issuance of up to an additional 75 million shares of our common stock and approximately 28.4 million shares of our series c convertible participating preferred stock, which are the functional equivalent of two shares of common stock.

   Even if you choose to exercise your basic subscription privilege in full, your relative ownership interest in us may be diluted depending upon the extent to which other rights holders exercise their subscription rights. Your voting rights and percentage interest in any of our net earnings may also be diluted whether or not you exercise your rights in full. We are unable to determine the precise total number of shares that will actually be sold in the rights offering. If all of the shares of common stock and series c convertible participating preferred stock which we are offering are purchased, our total outstanding shares of voting stock will be increased by 169.8%. If only the Apollo Shareholders exercise their subscription rights, our total outstanding shares of voting stock will be increased by 73.1% and your percentage interest of our voting securities will be diluted by approximately 42.2%. If all rights holders fully exercise their subscription and over-subscription rights and the Apollo Shareholders purchase shares of series c convertible participating preferred stock you would be diluted by approximately 25.9%.

   The subscription price determined for this offering is not an indication of our value.

   In accordance with the terms of the securities purchase agreement approved by the special committee of our board, the subscription price was set at the minimum of $0.55 since the average of the last reported sales prices of our common stock for the ten trading day period ended July 15, 2002 was less than that amount. The subscription price does not necessarily bear any relationship to the book value of our assets, past operations, cash flows, losses, financial condition or any other established criteria for value. You should not consider the subscription price as an indication of our value or any assurance of future value. After the date of this prospectus, our common stock may trade at prices above or below the subscription price.

   Our proceeds from this rights offering are indeterminate.

   If no rights holders other than the Apollo Shareholders subscribe for shares of our common stock in the rights offering, we will have raised a minimum of $35 million from the purchase of common stock by the Apollo Shareholders, before deducting the remaining transaction costs associated with the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders, currently estimated to be $2.2 million. Assuming the rights offering is fully subscribed, the Apollo Shareholders will purchase additional shares of series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which it is convertible, and our gross proceeds will be approximately $72.4 million, before deducting the remaining transaction costs.

   If you exercised your subscription rights at the date of this prospectus, you would lose money.


   On September 13, 2002, the last reported sales price of our common stock was $0.14 per share. The market price of our common stock in the future may remain below the subscription price of $0.55. We cannot assure you that the future trading price for the shares of our common stock will ever exceed the subscription price. Future prices of the shares of our common stock may be higher or lower depending on various factors including our future revenues and earnings, changes in earnings estimates by analysts, our ability to meet analysts' earnings estimates, speculation in the trade or business press about our operations, and overall conditions affecting our businesses, economic trends and the securities markets.


   You may not revoke the exercise of your subscription rights even if there is a decline in our common stock price after you exercise your subscription rights and prior to the expiration date of the subscription period.

   Even if our common stock price declines further below the subscription price for the common stock under our rights offering, resulting in a greater loss on your investment upon the exercise of rights to acquire shares of our common stock, you may not revoke or change your exercise of subscription rights after you send in your subscription forms and payment.

   You will not receive interest on subscription funds returned to you.

   If the rights offering is cancelled, neither we nor the subscription agent will have any obligation with respect to the subscription rights except to return, without interest, any subscription payments to you.

   Because we may terminate the rights offering, your participation in the rights offering is not assured.

   Once you exercise your subscription rights, you may not revoke the exercise for any reason unless we amend the offering. If the offering is cancelled, we will not have any obligation with respect to the subscription rights except to return any subscription payments, without interest.

   To exercise your subscription rights, you need to act promptly and follow subscription instructions.


   Shareholders who desire to purchase shares in this rights offering must act promptly to ensure that all required forms and payments are actually received by the subscription agent prior to October 15, 2002, the expiration date. However, if you receive rights as a shareholder who holds shares of our common stock as a participant in our 401(k) plan, then in order to exercise the rights credited to your account, all required forms must be received by the subscription agent no later than 5:00 p.m., New York City time, on October 11, 2002, so that the plan administrator can exercise subscription rights on your behalf prior to the expiration date. If you fail to complete and sign the required subscription forms, send an incorrect payment amount, or otherwise fail to follow the subscription procedures that apply to your desired transaction, the subscription agent may, depending on the circumstances, reject your subscription or accept it to the extent of the payment received. Neither we nor our subscription agent undertakes to contact you concerning, or attempt to correct, an incomplete or incorrect subscription form or payment. We have the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

Risks Relating to our Common Stock

   We may experience significant fluctuations in the price per share of our common stock for a variety of reasons, some of which are out of our control.

   The market price of our common stock may fluctuate significantly from time to time in response to a variety of factors, many of which are outside of our control, including:

   . variations in our reported financial results;

   . changing conditions in our industry; and

   . changing conditions in the general economy.

   Stock markets generally experience price and volume volatility from time to time and this may affect the price of our common stock for reasons unrelated to our business performance.

   The price of our common stock has been volatile.


   The market price of our common stock has been, and is likely to continue to be, volatile, experiencing wide fluctuations. In recent years, the stock market has experienced significant price and volume fluctuations that have particularly affected the market prices of equity securities of many companies. Some of these fluctuations appear to be unrelated or disproportionate to the operating performance of such companies. During the 12 months preceding September 13, 2002, the last reported sales price of our common stock on the NYSE has ranged from $5.20 to $0.14. Future market movements may materially and adversely affect the market price of our common stock. In addition, due to the fact that the daily volume of trading in our shares of common stock is low, relatively small transactions in our common stock can have a disproportionate effect on its market price. See the applicable risk factor on page 11 for information relating to the possible delisting of our common stock from the NYSE.


   We do not intend to pay dividends on shares of our common stock in the foreseeable future.

   We currently expect to retain our future earnings, if any, to reduce debt and for use in the operation of our business. Additionally, our amended bank credit facility prohibits the payment of cash dividends on our outstanding capital stock. In addition, our 7.25% convertible participating preferred stock has priority in the payment of dividends over our common stock. We do not anticipate paying any cash dividends on shares of our common stock in the foreseeable future.

   The issuance of preferred stock or additional common stock may adversely affect our shareholders.

   Our board of directors has the authority to issue up to 50,000,000 shares of our preferred stock, of which only 256,191 shares are currently issued. Up to approximately 28.4 million shares of series c convertible participating preferred stock may be created and issued to the Apollo Shareholders in connection with the transactions described in this prospectus. Our board of directors is authorized to determine the terms, including voting rights, of the preferred stock without any further vote or action by our common shareholders. The voting and other rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. Similarly, our board has the right to issue additional shares of common stock, up to the total number of shares authorized, without any further vote or action by common shareholders (as long as the additional shares of common stock are not reserved for any other purpose including issuance upon the automatic conversion of the series c convertible participating preferred stock), which would have the effect of diluting common shareholders. An issuance could occur in the context of another public or private offering of shares of common stock or preferred stock or in a situation where the common stock or preferred stock is used to acquire the assets or stock of another company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with possible investments and other corporate purposes, could have the effect of delaying, deferring or preventing a change in control.

   Liquidation Preferences of Preferred Stock.

   At September 13, 2002, the aggregate liquidation preference of the 256,191 shares of 7.25% convertible participating preferred stock owned by the Apollo Shareholders over our common stock approximated $308.0 million. This liquidation preference must be paid in full before any distributions may be made to the holders of our common stock. Because the shares of 7.25% convertible participating preferred stock are currently convertible into common stock at the rate of one share of common stock for each $14 of liquidation value, it is unlikely that these shares will be converted into common stock by the Apollo Shareholders in the foreseeable future. In addition, if our shareholders do not approve the proposed increase in our authorized shares of common stock from 200 million to 275 million and the Apollo Shareholders are issued shares of series c convertible participating preferred stock, then upon liquidation of the company, the holders of the series c convertible participating preferred stock would receive a $0.02 per share liquidation preference over the holders of our common stock.

   Shares eligible for future sale could cause our stock price to decline.

   The market price of our common stock could decline as a result of future sales of substantial amounts of our common stock, or the perception that such sales could occur. Furthermore, the Apollo Shareholders have the right to require us to register the shares of common stock underlying the outstanding 7.25% convertible participating preferred stock and warrants that they own, and other holders of warrants have the same right to require us to register the shares of common stock underlying their warrants, which may facilitate their sale of shares in the public market. In addition, we will be obligated to register the shares of common stock (including shares issuable upon the conversion of shares of series c convertible participating preferred stock) that the Apollo Shareholders may purchase in connection with this transaction.

   Our common stock could be delisted from the New York Stock Exchange, which could seriously limit the liquidity and negatively affect the value of our common stock.


   In addition to several other requirements, the NYSE requires that issuers with securities listed on the NYSE, such as us, maintain a minimum average closing price during any period of 30 trading days of $1.00 per share. The closing price of our shares of common stock has averaged below $1.00 per share since May 20, 2002. On July 22, 2002, the NYSE notified us that unless our common stock achieved both a $1.00 sales price and an average share price of $1.00 over the 30-trading-day period preceding January 22, 2003, the NYSE would commence suspension and delisting procedures for our common stock on the NYSE. If we decide to take action that requires shareholder approval to increase the sale price of our common stock, the NYSE indicated that such action must be taken no later than our next annual meeting and implemented promptly thereafter. We have advised the NYSE that we intend to submit a reverse stock split proposal to our shareholders at the special meeting scheduled for October 15, 2002. We are seeking shareholder approval of a grant of discretionary authority to our board of directors to amend our amended and restated articles of incorporation to effect a reverse stock split of our outstanding stock at a ratio of between one-for-five and one-for-fifteen at any time prior to August 1, 2003.


   In addition to satisfying the minimum average closing price requirement, we would also need to continue to satisfy all other applicable NYSE listing criteria. If we fail to do so, our common stock may be delisted from the NYSE.

   If our common stock is deemed "penny stock," its liquidity will be adversely affected.

   If our common stock is no longer listed on the NYSE or another national securities exchange or quotation system, our common stock may be deemed to be penny stock. If our common stock is considered penny stock, it would be subject to rules that impose additional sales practices on broker-dealers who sell our securities. For example, broker-dealers will have to make a special suitability determination for the purchaser and receive the purchaser's written consent to the transaction prior to sale. Also, a disclosure schedule must be prepared before any transaction involving penny stock, and disclosure is required about (a) sales commissions payable to both the broker-dealer and the registered representative and (b) current quotations for the securities. Monthly statements are also required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock. The additional burdens imposed upon broker-dealers by these requirements could discourage them from facilitating trades in our common stock, which could have an adverse effect on the liquidity of our common stock.

                                USE OF PROCEEDS

   If no rights holder other than the Apollo Shareholders subscribes for shares of our common stock in the rights offering, our gross proceeds will be $35 million. If the rights offering is fully subscribed and the Apollo Shareholders purchase $35 million of common stock and series c convertible participating preferred stock our gross proceeds will be approximately $72.4 million. The actual proceeds will depend on the numbers of shares subscribed for in the rights offering.

   After subtracting the estimated expenses of $1.8 million related to the rights offering, the net proceeds of the rights offering should be between $33.2 million and $70.6 million. However, we anticipate that proceeds from the rights offering will also be used to pay estimated additional expenses related to the amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders. We estimate that the aggregate additional expenses to be paid are approximately $2.2 million. Consequently, we anticipate that the net cash proceeds to us will be between $32.8 million and $70.2 million, before deducting payments to permanently reduce our outstanding loans under our bank credit facility.

   We estimate that the total aggregate costs of closing the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders will approximate $11.9 million (of which approximately $9.7 million had been paid as of September 13, 2002).

   This $11.9 million in expenses includes:

  . $5.5 million in expenses incurred in connection with the securities purchase agreement including:

      - a $3 million fee that was paid to Lehman Brothers Inc. at the time Lehman Brothers delivered its fairness opinion,

      - a $1.5 million expense reimbursement paid to the Apollo Shareholders for professional and other expenses incurred by them in connection with the securities purchase agreement and transactions that were evaluated but not closed in prior periods, and

      - $1.0 million in legal, accounting and other transaction costs incurred in connection with the negotiation and consummation of the securities purchase agreement.

  . $4.6 million in legal expenses and other fees payable to the lenders and their affiliates for facilitating the recent amendment to our bank credit facility, of which approximately $4.2 million had been paid as of September 13, 2002.

  . $1.8 million in printing, legal, accounting and other expenses directly related to this rights offering.

   In addition to the $9.7 million in expenses that we have already incurred and paid, we expect to incur approximately $2.2 million in additional expenses related to these transactions. Although our remaining expenses could exceed our estimates, the $35 million investment by the Apollo Shareholders, combined with existing borrowing capacity under our revolving credit facility, should provide sufficient funds to pay the remaining estimated transaction costs of $2.2 million and the $31 million prepayment required under our bank credit facility by October 15, 2002.

   One half of any additional net proceeds from the rights offering in excess of $35 million will be used to permanently reduce, proportionately, the term loans and the revolver under our bank credit facility. As of August 31, 2002, amounts borrowed under the bank credit facility bear interest at a weighted average rate of 5.5%, before giving effect to interest rate swap agreements and the amortization of deferred financing costs. The revolver under our bank credit facility expires on February 22, 2005. As of August 31, 2002, the indebtedness outstanding under the bank credit facility was $554.0 million, as follows: $125.5 million under the Tranche A term loan, $164.1 million under the Tranche B term loan, $96.8 million under the Tranche C term loan, and $167.6 million under the revolver. The amounts outstanding under this bank credit facility were used for acquisitions and for general corporate purposes, including servicing interest on outstanding indebtedness, working capital and capital expenditures.

   We will use the remaining net proceeds, if any, for general corporate purposes, including servicing interest on outstanding indebtedness, working capital and capital expenditures. Pending final application, funds available for general corporate purposes will be used to reduce temporarily the amounts outstanding under the revolving portion of our bank credit facility.

                                CAPITALIZATION

   The following table sets forth our summary capitalization as of June 30, 2002, as adjusted to give pro-forma effect to (i) the sale of $35 million of our common stock to the Apollo Shareholders pursuant to the rights offering and
(ii) the sale of an aggregate of $72.4 million of our voting securities, consisting of all shares of common stock offered in the rights offering and the additional shares of series c convertible participating preferred stock sold to the Apollo Shareholders pursuant to the securities purchase agreement. This table should be read in conjunction with our financial statements and notes thereto incorporated by reference into this prospectus. The "as adjusted" columns assume an aggregate of $11.9 million of transaction costs related to the rights offering, the securities purchase agreement and the bank credit facility amendment, $5.0 million of which was paid as of June 30, 2002. See "Use of Proceeds" on page 13. Net proceeds from the rights offering are assumed to be first applied to the required permanent reductions in the bank credit facility, and then to reduce borrowings under the revolving bank credit facility.

                                                                     As Adjusted for the Rights Offering
                                                                     ----------------------------------
                                                                     $35 Million      $72.4 Million
                                                           Actual    Investment        Investment
                                                         ----------  -----------      -------------
                                                                    (in thousands)
Cash and cash equivalents............................... $   14,575  $   14,575        $   14,575
                                                         ==========  ==========        ==========
Total debt:
   Revolving credit facility--credit facility........... $   83,800  $   86,713        $   58,120
   Term loans--credit facility..........................    289,613     266,378           259,748
   Institutional term loan--credit facility.............     96,785      89,020            86,804
   Senior subordinated notes............................    335,000     335,000           335,000
   Discount on senior subordinated notes................     (6,619)     (6,619)           (6,619)
   Junior subordinated notes............................      4,113       4,113             4,113
   Other borrowings.....................................        494         494               494
                                                         ----------  ----------        ----------
       Total debt.......................................    803,186     775,099           737,660
                                                         ----------  ----------        ----------
Mandatorily redeemable convertible preferred stock......    300,487     300,487           300,487
                                                         ----------  ----------        ----------
Shareholders' equity:
   Series c convertible participating preferred stock...         --          --            31,187
   Common stock.........................................         67         130               142
   Additional paid-in capital...........................    624,077     651,713           657,953
   Accumulated deficit..................................   (400,424)   (400,424)         (400,424)
   Treasury stock, at cost..............................    (10,425)    (10,425)          (10,425)
   Accumulated other comprehensive loss.................     (3,475)     (3,475)           (3,475)
                                                         ----------  ----------        ----------
       Total shareholders' equity.......................    209,820     237,519           274,958
                                                         ----------  ----------        ----------
       Total capitalization............................. $1,313,493  $1,313,105        $1,313,105
                                                         ==========  ==========        ==========
       Total debt-to-total capitalization...............       61.1%       59.0%             56.2%
       Availability under revolving credit facility..... $    141.2  $    188.3        $    210.6

                              THE RIGHTS OFFERING

Background of the Rights Offering

   On March 12, 2002, the Apollo Shareholders proposed that we attempt to raise equity capital through a rights offering to all of our shareholders and to use the proceeds from the equity financing to reduce long term debt and obtain long term covenant relief under the company's senior secured bank credit facility. In order to support the success of the rights offering, the Apollo Shareholders offered to purchase up to $35 million of common stock in the rights offering. Because of the Apollo Shareholders' ownership position in us and their representation on our board, a special committee of independent directors was formed to evaluate the merits of any transaction between us and the Apollo Shareholders.

   The special committee engaged Weil, Gotshal & Manges LLP as its legal counsel and Lehman Brothers Inc. as its financial advisor. Between March 12 and June 27, 2002, the special committee held 16 meetings to evaluate proposals made by the Apollo Shareholders and to consider the availability of alternative transactions.

   At a meeting held on June 25, 2002 the special committee approved the rights offering and the related $35 million investment by the Apollo Shareholders or its affiliates and recommended that the action be adopted by our board of directors. Our board adopted the special committee's action on June 26, 2002. All of our directors, other than Andrew D. Africk, Michael Gross and Scott Kleinman, who are affiliates of the Apollo Shareholders, and Joseph M. Ivey, Jr. and J. Patrick Millinor, Jr., who are employees of, or receive a salary from us, approved the rights offering and the related investment by the Apollo Shareholders. Messrs. Ivey, Millinor, Africk, Gross and Kleinman did not participate (in their capacity as directors) in the discussion, consideration or voting with respect to these matters. References in this prospectus to the approvals, recommendations, beliefs, considerations or other determinations of our board regarding the rights offering and the related investment by the Apollo Shareholders include all members of our board of directors other than Messrs. Africk, Gross, Kleinman, Ivey and Millinor.

Reasons for the Rights Offering

   On June 26, 2002, we entered into an amendment to our $700 million bank credit facility which provides financial covenant modification through February 2005. We anticipate that our cash flow from operations and existing borrowing capacity under the amended bank credit facility will be adequate to fund our normal working capital needs, debt service requirements and planned capital expenditures during the remainder of 2002. Without this amendment, we would have defaulted on one or more of the financial covenants in our bank credit facility as of June 30, 2002, the end of our second quarter. We believe that a default would have jeopardized our business, prospects and financial condition.

   Pursuant to the amended bank credit facility, we are required to sell $35 million of our voting stock to the Apollo Shareholders and to apply the first $31 million of proceeds of such investment to the permanent reduction of the amounts outstanding under the bank credit facility by October 15, 2002. The primary reason for authorizing the rights offering and the Apollo Shareholders' investment is to satisfy this requirement. The special committee and our board determined that the rights offering with the Apollo Shareholders' investment was our only feasible course of action under the circumstances.

   Through the special committee of our board of directors, we considered and rejected several alternatives to the rights offering, including:

  .   a private investment by the Apollo Shareholders or a third party,

  .   a sale or merger,

  .   a de-leveraging through a debt for equity swap, and

  .   a de-leveraging through asset sales.

   In the first quarter of 2002, we engaged a financial advisor to solicit indications of interest from third parties with respect to an investment in us or a possible sale or merger. Our advisor sought these indications of interest and was unsuccessful at finding third parties willing to engage in discussions regarding any of these transactions. Separate from the activities of our advisor, in the first quarter of 2002 we met with a third party concerning a possible acquisition of us. However, this meeting did not progress beyond preliminary discussions due to the lack of interest expressed by the potential acquiror.


   We considered a private investment by the Apollo Shareholders but declined because we believed that we could negotiate an opportunity for all of our shareholders to purchase shares of our Common Stock. In addition, the Apollo Shareholders' proposal would have required us to amend the conversion ratio of our outstanding shares of our 7.25% convertible participating preferred stock from $14 per share to a price that would have approximated the market price of our shares of Common Stock at that time (approximately $0.57 per share). Such an amendment would have resulted in substantial dilution to our common shareholders.
   We rejected the possibility of a third party investment based upon our unsuccessful efforts to identify a willing investor and our belief that if we were to find an investor willing to offer better terms than those offered by the Apollo Shareholders it probably would have taken too long to complete.

   We decided not to pursue a sale or merger of our company based on advice from our financial advisors that current market conditions, the limited number of qualified potential buyers and our recent financial performance would make it difficult for us to obtain a price that we believed would fairly reflect the long term value of our business. In addition, we did not believe that we could conclude a thorough sale process by June 30, 2002. Further, we concluded that initiating a sale process would have diverted a substantial portion of our key executives' time and attention from operating our business.

   We considered de-leveraging through a debt for equity swap but declined because we concluded that based on factors including timing, shareholder dilution and probability of success, pursuing such an alternative at that time would be less favorable to our and our shareholders' best interests compared to the other financing alternatives then available to us.

   We rejected the alternative of de-leveraging through asset sales to repay debt because it was unlikely the proceeds would have been sufficient to materially improve our financial position for purposes of the total debt-to-earnings before interest, taxes, depreciation and amortization covenant in our bank credit facility. Moreover, a sale under distress conditions probably would have yielded unsatisfactory values.

   In approving the rights offering and the Apollo Shareholders' investment, the special committee and our board of directors considered a number of factors, including the following:

  . the belief that the bank credit facility amendment, which depended upon the rights offering and the Apollo Shareholders' investment, would provide adequate liquidity for us to execute our business plan through 2005, including making capital expenditures, hiring additional employees and maintaining supplier and surety relationships;

  . the adverse impact that a default on a financial covenant in our bank credit facility would have had on our business, prospects and financial condition (including the risk of losing customers, employees, vendors and access to surety markets);

  . the substantial and imminent risk of insolvency that would result from a financial covenant default under the circumstances;

  . the impact that insolvency would have on our shareholders and creditors, our failure to meet recent projections and our reduced expectations for near- and medium-term operating results;

  . the sharp and sustained decline in our stock price and the associated negative publicity;

  . potential limitations on new surety bonding available to us without the bank amendment, especially on projects larger than $10 million, and concerns about this expressed by customers;

  . competitive pressure stemming from a surplus of bids on projects in the industry;

  .   the lack of interest of third parties in investing in us;

  . the commercial and other risks of initiating a sale process under the circumstances we face;

  . our inability to obtain adequate covenant relief from our senior lenders through asset sales;

  . the commercial and other risks associated with a restructuring or recapitalization and the impact of those alternatives on our shareholders and our creditors;

  . the willingness of the Apollo Shareholders to invest $35 million and the opinion of Lehman Brothers as to the fairness to us of the Apollo Shareholders' investment from a financial point of view;

  . the belief that the transaction was the best alternative reasonably available to us from the perspective of our public shareholders and our creditors; and

  . the belief that the rights offering, including over-subscription rights, would be larger than necessary to meet shareholder demand for shares and therefore would enable participating shareholders to invest on a pro-rata basis with the Apollo Shareholders and avoid or limit dilution that may result from the Apollo Shareholders' investment.


   The special committee and our board also recognized the possibility that covenant violations under the amended bank credit facility could occur in the future even after completion of the proposed transaction. Moreover they recognized that completion of the proposed transaction would not necessarily ensure our continued ability to satisfy all our debt obligations as they become due. See the third risk factor under "Risks Relating to Our Business" on page 4.


   In reaching a decision to commence a rights offering, the special committee and our board were mindful of the fact that a low level of participation in the rights offering by shareholders other than the Apollo Shareholders would result in the Apollo Shareholders owning a majority of our shares. The expenses associated with the proposed transaction, as well as expenses of potential alternative transactions, were also taken into account.

   The preceding discussion of the information and factors considered and given weight by the members of the special committee and our board of directors is not intended to be exhaustive. However, the special committee and our board of directors believe that the discussion includes substantially all of the material factors that they considered. In reaching their decisions to approve and to recommend approval of the Apollo Shareholders' investment, the special committee and our board of directors did not assign any relative or specific weights to the factors they considered. Individual directors may have given different weights to different factors.

Opinion of Financial Advisor - Lehman Brothers

   The special committee of our board of directors engaged Lehman Brothers to act as financial advisor to the special committee in connection with a proposal by the Apollo Shareholders to invest an aggregate of $35 million in us through a rights offering.

   On June 25, 2002, at a meeting of the special committee of our board, Lehman Brothers delivered its oral opinion to the special committee, which was subsequently confirmed in writing to the special committee in a letter dated June 25, 2002, that, as of such date, and based upon and subject to certain matters stated therein, the consideration to be received by us in connection with the investment by the Apollo Shareholders was fair to us from a financial point of view. Lehman Brothers was not requested to opine as to, and its opinion did not in any manner address, (i) our underlying business decision to proceed with or effect the rights offering or the investment by the Apollo Shareholders, (ii) the proposed amendment to our bank credit facility, (iii) our long term financial viability or (iv) whether or not a shareholder should exercise any nontransferable subscription rights distributed to such shareholder.

   The full text of Lehman Brothers' written opinion dated June 25, 2002 is included as Annex A to this prospectus. Shareholders may read the opinion for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion. The following is a summary of Lehman Brothers' opinion and the methodology that Lehman Brothers used to render its opinion.

   Lehman Brothers' advisory services and opinion were provided for the information and assistance of the special committee of our board in connection with its consideration of the proposed $35 million investment by the Apollo Shareholders described above. Lehman Brothers' opinion is not intended to be and does not constitute a recommendation to any of our shareholders as to how such shareholder should vote with respect to the purchase of additional shares of common stock by the Apollo Shareholders, or whether a shareholder should exercise any nontransferable subscription rights distributed to such shareholder.

   In arriving at its opinion, Lehman Brothers reviewed and analyzed:

  . a draft of the securities purchase agreement that sets forth the terms of the proposed $35 million investment by the Apollo Shareholders;

  . a draft of the statement of designation of the series c convertible participating preferred stock;

  . our annual report on Form 10-K for the fiscal year ended December 31, 2001, our quarterly report on Form 10-Q for the quarter ended March 31, 2002 and our earnings releases for the fiscal year ended December 31, 2001 and the quarter ended March 31, 2002;

  . financial and operating information with respect to our business, operations and prospects furnished to Lehman Brothers by us, including information with respect to our anticipated capital and investment expenditures, debt payments and working capital requirements and financial projections for periods 2002 through 2011 prepared by our management, hereinafter referred to as our management projections;

  . trading history of our common stock and debt securities from April 2001 to June 2002;

  . a comparison of the financial terms of the proposed investment by the Apollo Shareholders with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

  . published reports of third party research analysts with respect to our financial condition and our future financial performance;

  . the covenants contained in our credit agreements as of the date of the opinion and our ability to comply with such covenants;

  . the potential impact on our customers, employees, suppliers, and surety bond providers of a possible default under the credit agreements (as of the date of the opinion) and a lapse or perceived lapse in liquidity available to us to carry on our business in the ordinary course;

  . our liquidity position and its impact on current operations, our ability to meet our cash requirements in the future and alternative sources of liquidity available to us as of the date of the opinion;

  . the potential availability of, and likely terms associated with, various capital markets financing alternatives that we could pursue as of the date of the opinion;

  . our financial obligations and our ability to meet such obligations from our existing or currently projected operations as of the date of the opinion;

  . the credit ratings assigned to our debt securities and the outlook assigned to such securities by the rating agencies as of the date of the opinion;

  . the results of other investment banks' efforts to solicit indications of interest from third parties with respect to an investment in us;

  . the pro forma financial consequences to us of the proposed investment by the Apollo Shareholders; and

  . the potential that the Apollo Shareholders, following the consummation of their proposed investment and the rights offering, might obtain a majority of the voting power of our voting securities.

   In addition, Lehman Brothers had discussions with our management concerning our business, operations, assets, financial condition and prospects.

   In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by it without assuming any responsibility for independent verification of such information and further relied upon the assurances of our management that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to our management projections, upon our advice, Lehman Brothers assumed that our management projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future performance. Lehman Brothers relied upon such projections in performing its analysis. In arriving at its opinion, Lehman Brothers did not conduct a physical inspection of our properties and facilities and did not make or obtain any evaluations or appraisals of our assets or liabilities. In addition, we did not authorize Lehman Brothers to solicit, and Lehman Brothers did not solicit, any indications of interest from any third party with respect to an equity investment in or financing of us. Its opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of the opinion.

   In arriving at its opinion, Lehman Brothers did not ascribe a specific range of values to us, but rather made its determination as to the fairness to us, from a financial point of view, of the aggregate consideration to be paid by the Apollo Shareholders on the basis of the financial and comparative analyses described below.

   The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Neither we, Lehman Brothers nor any other person assumes any responsibility if future results are materially different from those discussed. Any estimates contained in Lehman Brothers' analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

   Lehman Brothers used several methodologies to assess the fairness to us, from a financial point of view, of the equity investment by the Apollo Shareholders in us at $.55 per common share. The implied enterprise value based on the book value of debt and preferred stock and common stock at $.55 per common shares is approximately $1,090 million ("Book Enterprise Value").

   Current Market Value. Lehman Brothers estimated the implied market enterprise value of Encompass to be $645 million based on our common stock's closing price of $.61 as of June 21, 2002 and the estimated market value of all our debt, preferred stock and cash. The implied Book Enterprise Value based on common stock at $.55 per common share was above this value.
   Comparable Company Analysis. Using publicly available information, Lehman Brothers compared our selected financial data with similar data of selected companies engaged in businesses considered by Lehman Brothers to be comparable to ours. Specifically, Lehman Brothers included in its review the following specialty contractor companies: Integrated Electrical Services, Inc., Comfort Systems USA, Inc. and Emcor Group, Inc.

   For each of the selected companies, Lehman Brothers calculated the ratio of the enterprise value to the earnings before interest, taxes, depreciation and amortization ("EBITDA") for the latest twelve months ("LTM") and to estimated EBITDA for the calendar year 2002. The enterprise value of each company selected for comparison with us was obtained by adding its short and long term debt to the sum of the market value of its common equity, the value of any preferred stock and the book value of any minority interest, and subtracting its cash and cash equivalents. Lehman Brothers then calculated our implied enterprise values to be a range of $811 million to $1,001 million based on a range of valuation multiples calculated from EBITDA for the latest twelve months and calendar year 2002 EBITDA multiples. The implied Book Enterprise Value of Encompass at $.55 per common share was above this range.

   Because of the inherent differences between our businesses, operations, financial conditions and prospects and the businesses, operations, financial conditions and prospects of the companies included in its comparable company groups, Lehman Brothers believed that it was inappropriate to rely solely on the quantitative results of the analysis, and accordingly, also made qualitative judgments concerning differences between our financial and operating characteristics and the companies in its comparable company group that would affect the public trading value of us and the comparable companies. In particular, Lehman Brothers considered markets served, rates of growth and profitability of us and each of the companies in the comparable company group.

   Comparable Transaction Analysis. The comparable transaction analysis provides a market benchmark based on the consideration paid in selected comparable transactions. Using publicly-available information, Lehman Brothers reviewed the implied transaction value multiples paid in the following seven transactions which Lehman Brothers deemed the most comparable to our transaction. The selected transactions include targets comparable to Encompass because the targets provide commercial and residential facility services including HVAC installation, repair, and maintenance.

Comparable Transactions

Announcement Date Acquiror                            Target
----------------- --------                            ------
    3/1/02        Emcor Group                         Comfort Systems USA Assets

    11/30/01      Aramark Corp.                       ServiceMaster Co. (Management Services)

    11/2/99       Group Maintenance America           Building One Services

    10/27/99      Lennox International                Service Experts

    6/24/99       Carrier Corp. (United Technologies) International Comfort Products

    4/9/99        APAX Partners on behalf of          Avonside Group plc
                  Novaside Limited

    3/23/99       ServiceMaster Co.                   American Residential Services


   None of the selected transactions reviewed in the comparable transaction analysis was identical to the current transaction and, accordingly, an analysis of the foregoing necessarily involved complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions compared to the current transaction.


   For public transactions, Lehman Brothers divided the enterprise value of the acquired company in the relevant transaction by the total EBITDA for the four trailing quarters. Lehman Brothers then applied the range of multiples from this analysis to our LTM EBITDA to calculate a total implied enterprise value for us of between $770 million and $1,155 million. The implied Book Enterprise Value of Encompass at $.55 per common share was within this range.
   Because the reasons for and the circumstances surrounding each of the transactions analyzed were so diverse and because of the inherent differences between our businesses, operations, financial conditions and prospects and the businesses, operations, financial conditions and prospects of the companies included in the comparable transactions group, Lehman Brothers believed that a purely quantitative comparable transaction analysis would not be conclusive in the context of the proposed investment by the Apollo Shareholders. Lehman Brothers believed that the appropriate use of a comparable transaction analysis in this instance would involve qualitative judgments concerning the differences between the companies involved in these transactions and us, and the impact such differences would have on our implied valuation. In particular, Lehman Brothers considered markets served, rates of growth, and profitability of us and each of the acquired companies, as well as business and market conditions existing at the time when Lehman Brothers issued its opinion as compared to those existing when these transactions were executed.

   Discounted Cash Flow Analysis. As part of its analysis, Lehman Brothers performed a discounted cash flow analysis of our unlevered after-tax cash flows. In conducting its analysis, Lehman Brothers relied upon certain assumptions, financial forecasts and other information provided by our management for the years ending December 31, 2002 through December 31, 2011. The enterprise value indications from the discounted cash flow analysis of our projected free cash flow were determined by adding (i) the present value of the projected free cash flows over the period from 2002 through 2011 and (ii) the present value of our estimated terminal values.
Lehman Brothers applied after tax discount rates of 10.0%, 11.0%, and 12.0% in its discounted cash flow analysis. The enterprise value range resulting from this analysis was $700 million to $875 million. The implied Book Enterprise Value of Encompass at $.55 per common share was above this range.


   Lehman Brothers did not undertake a control premium analysis primarily because, given the uncertainty about the rights offering subscription levels, it was uncertain that a change of control would take place and because the comparable transaction valuation analysis performed by Lehman Brothers implicitly included premiums paid upon a change of control.


   Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Our board selected Lehman Brothers because of its expertise, reputation and familiarity with us and the business services industry generally and because its investment banking professionals have substantial experience in transactions comparable to the one described herein.

   As compensation for its services, we have paid Lehman Brothers $3 million pursuant to an engagement letter between Lehman Brothers and us. In addition, we have agreed to reimburse Lehman Brothers for reasonable out-of-pocket expenses incurred in connection with its assignment and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by us and the rendering of Lehman Brothers' opinion.

   Between December 2000 and July 2002, Lehman Brothers received no fees from the Apollo Shareholders or their affiliates, other than fees of $42.5 million from companies in which the Apollo Shareholders had invested and may have been deemed affiliates of Apollo Management IV, L.P. because of that entity's beneficial ownership interest and related governance arrangements. In one of these instances, Lehman Brothers recorded a $42.3 million write down of a loan. Accordingly, on a net basis, Lehman Brothers' revenues from companies that may have been affiliates of the Apollo Shareholders were less than $200,000. In the ordinary course of its business, Lehman Brothers actively trades in our securities and in securities of companies and other entities in which the Apollo Shareholders and its affiliates may have an interest, for Lehman Brothers' own account and for the accounts of its customers and, accordingly, might at any time hold a long or short position in such securities. Certain affiliates of Lehman Brothers invest in funds managed by affiliates of the Apollo Shareholders.

The Subscription Rights

   We will distribute to the holders of record of our common stock, 7.25% convertible participating preferred stock and certain of our options and warrants on September 13, 2002 at no charge, one nontransferable subscription right for each share of our common stock they own (or, in the case of the 7.25% convertible participating preferred stock and certain of our options and warrants, one subscription right for each share of common stock issuable upon exercise or conversion). The subscription rights will be evidenced by rights certificates. Each subscription right will allow you to purchase one additional share of our common stock at a price of $0.55. Under the pricing formula set forth in our securities purchase agreement, the subscription price was set at the minimum of $0.55 per share since the average of the last reported sales prices of our common stock on the NYSE for the ten consecutive business days ending on July 15, 2002 was less than that amount.

Expiration of the Rights Offering


   You may exercise your subscription privilege at any time before 5:00 p.m., New York City time, on October 15, 2002, the expiration date for the rights offering under certain circumstances. However, if you receive subscription rights as a shareholder who holds shares of our common stock as a participant in our 401(k) plan, then in order to exercise the subscription rights credited to your account, all required forms must be received by the subscription agent no later than 5:00 p.m., New York City time, on October 11, 2002. If you do not exercise your subscription rights before the expiration date, your unexercised subscription rights will be null and void. We will not be obligated to honor your exercise of subscription rights if the subscription agent receives the documents relating to your exercise after the rights offering expires, regardless of when you transmitted the documents, except when you have timely transmitted the documents under the guaranteed delivery procedures described below. We, with the consent of the Apollo Shareholders, may extend the expiration date by giving oral or written notice to the subscription agent on or before the scheduled expiration date, provided that under the terms of our bank credit facility we must close our sale of voting securities to the Apollo Shareholders by October 15, 2002. If we elect to extend the expiration of the rights offering, we will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day after the most recently announced expiration date.


Subscription Privileges

   Basic Subscription Privilege. With your basic subscription privilege, you may purchase one share of our common stock per subscription right, upon delivery of the required documents and payment of the subscription price of $0.55 per share. You are not required to exercise any or all of your subscription rights. We will deliver to you certificates representing the shares which you purchased with your basic subscription privilege as soon as practicable after the rights offering has expired.

   Over-Subscription Privilege. Subject to the allocation described below, each subscription right also grants each rights holder an over-subscription privilege to purchase additional shares of common stock that are not purchased by other rights holders pursuant to the other rights holders' basic subscription privileges. You are entitled to exercise your over-subscription privilege only if you exercise your basic subscription privilege in full.

   If you wish to exercise your over-subscription privilege, you should indicate the number of additional shares that you would like to purchase in the space provided on your subscription certificate. When you send in your subscription certificate, you must also send the full purchase price for the number of additional shares that you have requested to purchase (in addition to the payment due for shares purchased through your basic subscription privilege). If the number of shares remaining after the exercise of all basic subscription privileges is not sufficient to satisfy all requests for shares pursuant to over-subscription privileges, you will be allocated additional shares pro-rata (subject to elimination of fractional shares), based on the number of shares you purchased through the basic subscription privilege in proportion to the total number of shares that you and other over-subscribing shareholders purchased through the basic subscription privilege. However, if your pro-rata allocation exceeds the number of shares you requested on your subscription certificate, then you will receive only the number of shares that you requested, and the remaining shares from your pro-rata allocation will be divided among other rights holders exercising their over-subscription privileges.

   As soon as practicable after the expiration date, Mellon Bank, N.A., acting as our subscription agent, will determine the number of shares of common stock that you may purchase pursuant to the over-subscription privilege. You will receive certificates representing these shares as soon as practicable after the expiration date. If you request and pay for more shares than are allocated to you, we will refund that overpayment, without interest.

In connection with the exercise of the over-subscription privilege, banks, brokers and other nominee holders of subscription rights who act on behalf of beneficial owners will be required to certify to us and to the subscription agent as to the aggregate number of subscription rights that have been exercised, and the number of shares of common stock that are being requested through the over-subscription privilege, by each beneficial owner on whose behalf the nominee holder is acting.

   The Apollo Shareholders have agreed, subject to the terms and conditions of the securities purchase agreement, to exercise all of their subscription rights and subscribe for the purchase of $35 million of common stock in the rights offering. However, to the extent that a sufficient number of shares of common stock is not available for purchase by the Apollo Shareholders at the expiration of the rights offering, the Apollo Shareholders have agreed, subject to the terms and conditions of the securities purchase agreement, to purchase shares of series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which it is convertible.

Non-transferability of the Subscription Rights

   Except in the limited circumstances described below, only you may exercise the basic subscription privilege and the over-subscription privilege. You may not sell, give away or otherwise transfer the basic subscription privilege or the over-subscription privilege.

   Notwithstanding the foregoing, you may transfer your subscription rights to any affiliate of yours and your subscription rights also may be transferred by operation of law; for example a transfer of subscription rights to the estate of the recipient upon the death of the recipient would be permitted. If the subscription rights are transferred as permitted, evidence satisfactory to us that the transfer was proper must be received by us prior to the expiration date of the rights offering.

Conditions to the Rights Offering

   The Apollo Shareholders' obligation to invest $35 million is subject to a number of conditions, including the approval of our shareholders and there having not occurred a material adverse change in our business since March 31, 2002. See "Securities Purchase Agreement--Representations and Warranties" on page 31. We cannot assure you that we will secure the necessary shareholder approval, that the Apollo Shareholders will not assert that a material adverse change has occurred, or that all other conditions to closing will be satisfied under the securities purchase agreement. In such event, while our board would consider a number of alternatives, including closing the rights offering if there was sufficient shareholder interest, renegotiating the bank credit facility or negotiating a new securities purchase agreement with the Apollo Shareholders, there is no assurance that any of these negotiations would be concluded on terms acceptable to us. Furthermore, we do not believe an alternative transaction could be concluded in a timely fashion to avoid a default under our amended bank credit facility. A default under our bank credit facility would jeopardize our business prospects and financial condition and unless our lenders were willing to waive the default, may require us to consider seeking protection from our creditors under federal bankruptcy law.

   The rights offering may be cancelled if the securities purchase agreement is terminated. See "Securities Purchase Agreement--Termination of the Securities Purchase Agreement" on page 33.

Method of Subscription--Exercise of Subscription Rights


   You may exercise your subscription rights by delivering (or causing to be delivered) the following to the subscription agent, at or prior to 5:00 p.m., New York City time, on October 15, 2002 (or in the case of participants in our 401(k) plan, October 11, 2002), the date on which the subscription rights expire:


   . your properly completed and executed rights certificate with any required signature guarantees or other supplemental documentation; and

   . your full subscription price payment for each share subscribed for under your basic subscription privilege and your over-subscription privilege.

Method of Payment

   Your payment of the subscription price must be made in U.S. dollars for the full number of shares of common stock you are subscribing for by:

   . check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to the subscription agent;

   . wire transfer of immediately available funds, to JPMorgan Chase Bank, New
     York, NY, ABA #021000021, Reorg Acct #323-885489, FBO (subscriber name),
     Ref: Encompass, Attn: Mellon Investor Services LLC, Evelyn O'Connor; or

   . deduction of the subscription price from the participant's 401(k) cash account to the extent of deferral or rollover monies only.

Receipt of Payment

   Your payment will be considered received by the subscription agent only upon:

   . receipt by the subscription agent of any uncertified check, or certified check or bank draft drawn upon a U.S. bank or of any postal, telegraphic or express money order; or

   . receipt of collected funds in the subscription account designated above.

Delivery of Subscription Materials and Payment

   You should deliver your rights certificate and payment of the subscription price or, if applicable, notices of guaranteed delivery, to the subscription agent by one of the methods described below:

   If by mail, by overnight courier or by hand to:

BY MAIL:                   BY OVERNIGHT COURIER:      BY HAND:
Mellon Bank, N.A.          Mellon Bank, N.A.          Mellon Bank, N.A.
C/O Mellon Investor        C/O Mellon Investor        C/O Mellon Investor
Services LLC               Services LLC               Services LLC
P.O. Box 3301              85 Challenger Road         120 Broadway, 13th Floor
South Hackensack, NJ 07606 Ridgefield Park, NJ 07660  New York, New York 10271
Attention: Reorganization  Attention: Reorganization  Attention: Reorganization
Department                 Department                 Department

   Your delivery to an address other than the address set forth above will not constitute valid delivery. For assistance call the subscription agent at (800) 777-3674 (toll free).

Calculation of Subscription Rights Exercised

   If you do not indicate the number of subscription rights being exercised, or do not forward full payment of the total subscription price for the number of subscription rights that you indicate are being exercised, then you will be deemed to have exercised your basic subscription privilege with respect to the maximum number of subscription rights that may be exercised with the aggregate subscription price payment you delivered to the subscription agent. If we do not apply your full subscription price payment to your purchase of shares of our common stock, we will return the excess amount to you by mail without interest or deduction as soon as practicable after the expiration date of the rights offering.

Your Funds Will be Held by the Subscription Agent Until Shares of Common Stock are Issued

   The subscription agent will hold your payment of the subscription price payment in a segregated account with other payments received from other rights holders until we issue your shares to you.

Signature Guarantee May be Required

   Your signature on each rights certificate must be guaranteed by an eligible institution such as a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States, subject to standards and procedures adopted by the subscription agent, unless:

   . your rights certificate provides that shares are to be delivered to you as record holder of those subscription rights; or

   . you are an eligible institution.

Notice to Beneficial Holders

   If you are a broker, a trustee or a depositary for securities who holds shares of our common stock for the account of others on September 13, 2002, the record date for the rights offering, you should notify the respective beneficial owners of such shares of the rights offering as soon as possible to find out their intentions with respect to exercising their subscription rights. You should obtain instructions from the beneficial owner with respect to the subscription rights, as set forth in the instructions we have provided to you for your distribution to beneficial owners. If the beneficial owner so instructs, you should complete the appropriate rights certificates and submit them to the subscription agent with the proper payment. If you hold shares of our common stock for the account(s) of more than one beneficial owner, you may exercise the number of subscription rights to which all such beneficial owners in the aggregate otherwise would have been entitled had they been direct record holders of our common stock on the record date for the rights offering, provided that, you, as a nominee record holder, make a proper showing to the subscription agent by submitting the form entitled "Nominee Holder Certification" which we will provide to you with your rights offering materials.

Beneficial Owners

   401(k) Plan Participants. If you hold shares of common stock in an account in our 401(k) plan, the subscription agent will notify you of the rights offering. If you wish to exercise your subscription rights, you will need to notify the subscription agent of your decision and the plan administrator will act for you. To indicate your decision, you should complete and return to the subscription agent the form entitled "401(k) Plan Participant Election Form." You should receive this form from the subscription agent with the other rights offering materials.

   Others. If you are a beneficial owner of shares of our common stock or will receive your subscription rights through a broker, custodian bank or other nominee, we will ask your broker, custodian bank or other nominee to notify you of this rights offering. If you wish to exercise your subscription rights, you will need to have your broker, custodian bank or other nominee act for you. If you hold certificates of our common stock directly and would prefer to have your broker, custodian bank or other nominee exercise your subscription rights, you should contact your nominee and request it to effect the transaction for you. To indicate your decision with respect to your subscription rights, you should complete and return to your broker, custodian bank or other nominee the form entitled "Beneficial Owners Election Form." You should receive this form from your broker, custodian bank or other nominee with the other rights offering materials. If you wish to obtain a separate rights certificate, you should contact the nominee as soon as possible and request that a separate rights certificate be issued to you.

Instructions for Completing your Rights Certificate

   You should read and follow the instructions accompanying the rights certificate(s) carefully.

   If you want to exercise your subscription rights, you should send your rights certificate(s) with your subscription price payment to the subscription agent. Do not send your rights certificate(s) and subscription price payment to us.

   You are responsible for the method of delivery of your rights certificate(s) with your subscription price payment to the subscription agent. If you send your rights certificate(s) and subscription price payment by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested. You should allow a sufficient number of days to ensure delivery to the subscription agent prior to the time the rights offering expires.

Determinations Regarding the Exercise of your Subscription Rights

   We will decide all questions concerning the timeliness, validity, form and eligibility of your exercise of your subscription rights and our determinations will be final and binding. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine. We may reject the exercise of any of your subscription rights because of any defect or irregularity. We will not receive or accept any subscription until all irregularities have been waived by us or cured by you within such time as we decide, in our sole discretion.

   Neither we nor the subscription agent will be under any duty to notify you of any defect or irregularity in connection with your submission of rights certificates and we will not be liable for failure to notify you of any defect or irregularity. We reserve the right to reject your exercise of subscription rights if your exercise is not in accordance with the terms of the rights offering or in proper form. We will also not accept your exercise of subscription rights if our issuance of shares of our common stock to you could be deemed unlawful under applicable law or is materially burdensome to us.

Regulatory Limitation

   We will not be required to issue to you shares of common stock pursuant to the rights offering if, in our opinion, you would be required to obtain prior clearance or approval from any state or federal regulatory authorities to own or control such shares if, at the time the subscription rights expire, you have not obtained such clearance or approval.

Guaranteed Delivery Procedures

   If you wish to exercise your subscription rights, but you do not have sufficient time to deliver the rights certificate evidencing your subscription rights to the subscription agent on or before the time your subscription rights expire, you may exercise your subscription rights by the following guaranteed delivery procedures:

   . deliver your subscription price payment in full for each share you subscribed for under your subscription privileges in the manner set forth under "Method of Payment" on page 24 to the subscription agent on or prior to the expiration date;

   . deliver the form entitled "Notice of Guaranteed Delivery", substantially in the form provided with the "Instructions as to Use of Encompass Services Corporation Rights Certificates" distributed with your rights certificates at or prior to the expiration date; and

   . deliver the properly completed rights certificate evidencing your rights being exercised and the related nominee holder certification, if applicable, with any required signatures guaranteed, to the subscription agent within three business days following the date of your Notice of Guaranteed Delivery.

   Your Notice of Guaranteed Delivery must be delivered in substantially the same form provided with the Instructions as to Use of Encompass Services Corporation Rights Certificates, which will be distributed to you with your rights certificate. Your Notice of Guaranteed Delivery must come from an eligible institution, or other eligible guarantee institutions which are members of, or participants in, a signature guarantee program acceptable to the subscription agent.

   In your Notice of Guaranteed Delivery, you must state:

   . your name;

   . the number of subscription rights represented by your rights certificates and the number of shares of our common stock you are subscribing for under your basic subscription privilege; and

   . your guarantee that you will deliver to the subscription agent any rights certificates evidencing the subscription rights you are exercising within three business days following the date the subscription agent receives your Notice of Guaranteed Delivery.

   You may deliver your Notice of Guaranteed Delivery to the subscription agent in the same manner as your rights certificates at the address set forth above under "Delivery of Subscription Materials and Payment" on page 24. An eligible institution may alternatively transmit its Notice of Guaranteed Delivery to the subscription agent by facsimile transmission (Facsimile No.: (201) 296-4293). To confirm facsimile deliveries, eligible institutions may call (201) 296-4860.

   MacKenzie Partners, Inc., the information agent, will send you additional copies of the form of Notice of Guaranteed Delivery if you need them. Please call (800) 322-2885 (toll free) or (212) 929-5500 (call collect) to request any copies of the form of Notice of Guaranteed Delivery.

Questions about Exercising Subscription Rights

   If you have any questions or require assistance regarding the method of exercising your subscription rights or requests for additional copies of this prospectus, the Instructions as to the Use of Encompass Services Corporation Rights Certificates or the Notice of Guaranteed Delivery, you should contact the information agent at one of the foregoing telephone numbers.

Subscription Agent

   We have appointed Mellon Bank, N.A. to act as subscription agent for the rights offering. We will pay all fees and expenses of the subscription agent related to the rights offering and have also agreed to indemnify the subscription agent from liabilities which it may incur in connection with the rights offering.

No Revocation

   Once you have exercised your subscription privileges, you may not revoke your exercise. Subscription rights not exercised prior to the expiration date of the rights offering will expire.

Procedures for DTC Participants

   We expect that your exercise of your basic subscription privilege may be made through the facilities of the Depository Trust Company. If your subscription rights are held of record through DTC, you may exercise your basic subscription privilege and your over-subscription privilege by instructing DTC to transfer your subscription rights from your account to the account of the subscription agent, together with certification as to the aggregate number of subscription rights you are exercising and the number of shares of our common stock you are subscribing for under your basic subscription privilege and your over-subscription privilege, if any, and your subscription price payment for each share you subscribed for pursuant to your basic subscription privilege and your over-subscription privilege.

   No change will be made to the cash subscription price by reason of changes in the trading price of our common stock prior to the closing of the rights offering.

Foreign and Other Shareholders

   Rights certificates will be mailed to rights holders whose addresses are outside the United States or who have an Army Post Office or Fleet Post Office address. To exercise such subscription rights, you must notify the subscription agent, and take all other steps which are necessary to exercise your subscription rights on or prior to the expiration date of the rights offering. If the procedures set forth in the preceding sentence are not followed prior to the expiration date your subscription rights will expire.

Expiration Date, Extensions and Termination


   We may, with the consent of the Apollo Shareholders pursuant to our securities purchase agreement, extend the rights offering and the period for exercising your rights, provided that we must close our sale of voting securities to the Apollo Shareholders by October 15, 2002 under the terms of our bank credit facility. The rights will expire at 5:00 p.m., New York City time, on October 15, 2002, unless we decide to extend the rights offering. If the commencement of the rights offering is delayed, the expiration date will be similarly extended. If you do not exercise your basic subscription privilege prior to that time, your subscription rights will be null and void. We will not be required to issue shares of common stock to you if the subscription agent receives your subscription certificate or your payment after that time, regardless of when you sent the subscription certificate and payment, unless you send the documents in compliance with the guaranteed delivery procedures described above. See also "The Rights Offering--Conditions to the Rights Offering" on page 23.


No Board Recommendation

   An investment in shares of our common stock must be made according to each investor's evaluation of its own best interests. Accordingly, our board of directors makes no recommendation to rights holders regarding whether they should exercise their rights.

Shares of Common Stock Outstanding after the Rights Offering

   Assuming we issue no shares of common stock upon the exercise of rights except to the Apollo Shareholders, approximately 128.6 million shares of common stock will be issued and outstanding after the rights offering. If an aggregate of $72.4 million of our securities are issued in the rights offering and pursuant to the securities purchase agreement, approximately 140.0 million shares of common stock and approximately 28.4 million shares of series c convertible participating preferred stock will be issued and outstanding after the rights offering. Each share of series c convertible participating preferred stock is the functional equivalent of two shares of common stock.

   Furthermore, even though the rights will be issued to all rights holders on the same basis, if the Apollo Shareholders purchase $35 million in common stock or, if required, series c convertible participating preferred stock, the percentage of our common stock that you own will most likely decrease, your voting and other rights will most likely be diluted and even if you exercise your subscription rights in their entirety, Apollo will most likely hold more than 50% of our voting securities.

Effects of Rights Offering on our Stock Option Plans and Other Plans

   As of September 13, 2002, there were outstanding options to purchase approximately 9.9 million shares of common stock issued or committed to be issued pursuant to stock options granted by the company and our predecessors. None of the outstanding options have antidilution or other provisions of adjustment to exercise price or number of shares which will be automatically triggered by the rights offering. Each outstanding and unexercised option will remain unchanged and will be exercisable for the same number of shares of common stock and at the same exercise price as before the rights offering.

Effects of Rights Offering on the Apollo Shareholders' Securities and Ownership

   Antidilution Adjustments. Under the terms of the outstanding 7.25% convertible participating preferred stock, the conversion price of the outstanding 7.25% convertible participating preferred stock is to be adjusted if, among other things, we issue rights to subscribe for our common stock at less than its fair market value at the time of issuance of the subscription rights. The calculation of the antidilution adjustment is described under "Description of Capital Stock" beginning on page 38 of this prospectus. However, we have agreed with the Apollo Shareholders that the conversion price will be adjusted in connection with the rights offering only to the extent that shares of our common stock are actually issued to shareholders other than the Apollo Shareholders in the rights offering. No adjustment will be made as a result of the issuance of any shares of common stock or series c convertible participating preferred stock to the Apollo Shareholders. This agreement will result in a smaller downward adjustment to the conversion price than a calculation methodology that includes all common stock and series c convertible participating preferred stock issued in connection with the rights offering. At the time of issuance of the subscription rights in the rights offering, the conversion price of the outstanding 7.25% convertible participating preferred stock is expected to continue to be $14.00 per share and, accordingly, an aggregate of 21,997,924 shares of common stock would be issuable upon conversion of the 256,191 shares of outstanding 7.25% convertible participating preferred stock that have a stated value of $256,191,000, or $1,000 per share, plus accrued dividends of $51,779,937 as of September 13, 2002. For illustrative purposes only, assuming that rights holders other than the Apollo Shareholders acquire their maximum allocation under the rights offering, the conversion price of the outstanding 7.25% convertible participating preferred stock would be reduced to $8.10 per share, thereby increasing the number of shares of our common stock issuable upon conversion of all of the outstanding shares of outstanding 7.25% convertible participating preferred stock from 21,997,924 to 38,040,288. The actual adjustment will depend on the number of shares of common stock issued to rights holders other than the Apollo Shareholders in the rights offering.

   Rights Distributable in Respect of Outstanding 7.25% Convertible Participating Preferred Stock and Certain Warrants. The Apollo Shareholders have, pursuant to their original investment documents, the right to receive subscription rights in respect of the common stock underlying their 7.25% convertible participating preferred stock and certain of our warrants, as if they had converted the 7.25% convertible participating preferred stock and exercised the warrants in full. The Apollo Shareholders do not need to actually convert the 7.25% convertible participating preferred stock or exercise the warrants in order to receive and exercise these rights. While the Apollo Shareholders have the contractual right to purchase all the voting securities in the rights offering, they have elected to limit their investment to $35 million.

   Set forth below, for illustrative purposes only, are two scenarios which indicate the effect the rights offering and related share issuance could have on the amount of cash we raise and the Apollo Shareholders' relative voting and economic interest. As of September 13, 2002, the Apollo Shareholders control approximately 25.3% of the voting power of our outstanding capital stock, and own 26.4% of our outstanding common stock (on a fully diluted basis assuming all of their 7.25% convertible participating preferred stock and warrants are converted and exercised in full).

   SCENARIO A--All shares of common stock offered in the rights offering are fully subscribed and the Apollo Shareholders acquire additional shares of series c convertible participating preferred stock to round up their investment to $35 million.

   SCENARIO B--The Apollo Shareholders are the only rights holders to acquire shares of common stock pursuant to the rights offering.

                                            Apollo
                                         Shareholders                            Apollo Shareholders'
                                           Series C                               Economic Ownership
                               Apollo     Convertible                                 Percentage
                            Shareholders Participating                         (at September 13, 2002)
                            Subscription   Preferred                Apollo     -----------------------
         Total Subscription    Rights        Stock       Cash    Shareholders'                Maximum
Scenario   Rights Issued     Exercised   Purchased(a)  Raised(b)   Voting %    Undiluted(c) Dilution(d)
-------- ------------------ ------------ ------------- --------- ------------- ------------ -----------
                                       (in thousands, except percentages)
   A....       91,353           6,932       56,704      $72,437      43.3%         32.4%       43.6%
   B....       91,353          63,636           --      $35,000      56.9%         49.5%       57.2%

--------
(a) Each share of series c convertible participating preferred stock is treated as two shares of common stock for the purposes of this table.
(b) Before deducting remaining transaction costs associated with the rights offering, the recent amendment to our bank credit facility and our securities purchase agreement with the Apollo Shareholders estimated at $2.2 million.
(c) Does not give effect to conversion of the Apollo Shareholders' 7.25% convertible participating preferred stock or exercise of the warrants.
(d) Assumes conversion and exercise in full of the Apollo Shareholders' 7.25% convertible participating preferred stock and warrants.

Other Matters

   We are not making this rights offering in any state or other jurisdiction in which it is unlawful to do so, nor are we selling or accepting any offers to purchase any shares of our common stock from rights holders who are residents of those states or other jurisdictions. We may delay the commencement of the rights offering in those states or other jurisdictions, or change the terms of the rights offering, in order to comply with the securities law requirements of those states or other jurisdictions. We may decline to make modifications to the terms of the rights offering requested by those states or other jurisdictions, in which case, if you are a resident in those states or jurisdictions you will not be eligible to participate in the rights offering.

                         SECURITIES PURCHASE AGREEMENT

   On June 27, 2002 we entered into a securities purchase agreement with the Apollo Shareholders. Subject to the terms and conditions of the securities purchase agreement, the Apollo Shareholders have agreed to invest $35 million in us by exercising their full basic subscription privilege and over-subscription privilege for the purchase of $35 million of common stock in the rights offering. To the extent shares of common stock subscribed for purchase by the Apollo Shareholders are needed to satisfy the subscriptions (including over-subscriptions) of other rights holders, the Apollo Shareholders have agreed to purchase shares of series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which each share of series c convertible participating preferred stock is convertible, in lieu of shares of common stock.

   Under the formula set forth in the securities purchase agreement, the subscription price was set at the minimum of $0.55 per share since the average of the last reported sales prices of our common stock on the New York Stock Exchange for the ten consecutive business days ending on July 15, 2002 was less than that amount.

   Representations and Warranties. Under the securities purchase agreement, our company has made representations and warranties relating to:

   . the organization, good standing, qualification and other corporate matters of itself and its subsidiaries;

   . its and its subsidiaries power and authority to execute, deliver and perform its obligations in connection with the rights offering;

   . its and its subsidiaries capital structure;

   . the determination by a special committee of its board of directors that the transactions are fair and its receipt of an oral opinion from Lehman Brothers Inc. that our transactions with the Apollo Shareholders are fair to the company from a financial point of view;

   . required consents and approvals, and absence of violations of laws;

   . its SEC filings complying with the requirements of applicable law and are accurate in all material respects;

   . absence of undisclosed liabilities;

   . absence of certain changes since March 31, 2002, including any material adverse change, which is defined as any change to the assets, properties, business, financial condition, results of operations or prospects of our company and our subsidiaries, taken as a whole, that a reasonably prudent investor would consider material relative to the investment to be made by the Apollo Shareholders;

   . compliance with laws;

   . the due authorization of the issuance of the subscription rights and the common stock;

   . it not being an "investment company" or a "public utility holding company"; and

   . brokers.

   Each of the Apollo Shareholders has made representations and warranties relating to:

   . its organization, good standing, qualification and other corporate matters;

   . its power and authority to execute, deliver and perform its obligations in connection with the rights offering;

   . required consents and approvals, and absence of violations of laws;

   . brokers; and

   . its understanding of the investment risks associated with the subscription rights, and common stock and, if necessary, series c convertible participating preferred stock it will be purchasing pursuant to the securities purchase agreement.

   Certain Covenants and Other Agreements. Our company has agreed, among other things:

   . to conduct its business in the ordinary course consistent with past practice, and not to take or omit to take any action which would jeopardize consummation of the rights offering;

   . to file this registration statement with the SEC, commence the rights offering promptly following the effective date of this registration statement and pay all expenses associated with this registration statement;

   . to use all reasonable efforts to maintain the listing of its common stock on the NYSE or the NASDAQ National Market and pay all reasonable fees required to list the common stock issued in the rights offering (and common stock issuable upon conversion of the series c convertible participating preferred stock) on the NYSE or NASDAQ;

   . to report to the Apollo Shareholders on operational matters and notify the Apollo Shareholders of any material change to its business;

   . to provide the Apollo Shareholders with an opportunity to review and comment upon any filing, report or communication it makes with any governmental entity in connection with the rights offering, and not to make any such filing, report or communication without the prior consent of the Apollo Shareholders;

   . to consult with the Apollo Shareholders concerning its public announcements and statements concerning the transaction contemplated by the securities purchase agreement and not to make any such public announcement or statement without prior consent of the Apollo Shareholders;

   . to obtain the consent of the Apollo Shareholders prior to communicating with the NYSE, the SEC or any other governmental entity, and to permit the Apollo Shareholders to participate in such communications;

   . to consult with the Apollo Shareholders during any communications with the banks with respect to the transactions contemplated by the securities purchase agreement;

   . to place on the ballot for the upcoming shareholders' meeting, a proposal for an increase in our authorized common stock from 200 million to 275 million; and

   . to reimburse the Apollo Shareholders for up to $1.5 million in expenses associated with the securities purchase agreement and prior abandoned transactions, as well as expenses incurred by the Apollo Shareholders in connection with their complying with federal antitrust advance notification requirements.

   Each of the Apollo Shareholders has agreed, among other things:

   . not to take or omit to take any action which would jeopardize the rights offering;

   . to waive any adjustment to the conversion price of the outstanding 7.25% convertible participating preferred stock that would otherwise be required under the statement of designation with respect to the company's issuance of subscription rights and voting securities to the Apollo Shareholders (but not with respect to the issuance of subscription rights and voting securities to persons other than the Apollo Shareholders); and

   . to consult with the company concerning the Apollo Shareholders public announcements and statements concerning the transaction contemplated by the securities purchase agreement and not to make any such public announcement or statement without prior consent of the company;

   Conditions to Closing. Execution of the securities purchase agreement does not, by itself, obligate the parties to consummate the rights offering. Each party's obligation to consummate the rights offering is conditioned upon the following closing conditions:

   . no legal or judicial barriers to the rights offering;

   . effectiveness of this registration statement, with no stop order issued or threatened by the SEC;

   . the amendment to our bank credit facility that was executed on June 26, 2002 shall not have been amended (or any provision thereunder waived);

   . the accuracy of the representations and warranties of the other party as if such representations and warranties were made on the date of the closing; and

   . receipt of required consents, approvals, authorizations, waivers and amendments, including the necessary shareholder approvals and compliance with applicable federal antitrust law.

   The premerger notification waiting period applicable to the transactions contemplated by the securities purchase agreement under the Hart Scott Rodino Antitrust Improvement Act of 1976, as amended, expired on August 19, 2002.

   The Apollo Shareholders' obligation to consummate the rights offering is also conditioned upon the following closing conditions:

   . completion of the rights offering in conformity with the requirements provided in the registration statement;

   . receipt of a legal opinion of the company's counsel;

   . receipt of written copy of Lehman Brothers' fairness opinion;

   . delivery by our company of employee waivers stating that there are no agreements providing for any severance, change of control payments or other benefits as a result of the rights offering;

   . our company filing the series c convertible participating preferred stock statement of designations;

   . receipt of an officer's certificate from our company certifying that the above conditions precedent have been satisfied; and

   . reimbursement by the company of the Apollo Shareholders' expenses incurred in connection with the rights offering and prior transactions that were not closed.

   Indemnification. Our company has agreed to indemnify the Apollo Shareholders and their representatives for any losses suffered by the Apollo Shareholders and their representatives resulting from the breach of any representation, warranty or covenant made by our company in the securities purchase agreement, any closing certificate or any related document, except to the extent that such losses are determined by a final court order to be the direct result of fraud or crime committed by the Apollo Shareholders. The Apollo Shareholders shall be entitled to initiate claims for indemnification for breaches of representations and warranties until the later of:

   . the first anniversary of the closing of the rights offering;

   . the date 30 days after our company publicly files its annual report on Form 10-K for the fiscal year ended December 31, 2002; or

   . the fifth anniversary of the closing of the rights offering for breaches of covenants.

   Our company and the Apollo Shareholders have agreed to report that the distribution of common stock subscription rights in the rights offering to all recipients shall be treated for all tax purposes as a tax-free distribution on shares of common stock.

   Termination of the Securities Purchase Agreement. The securities purchase agreement may be terminated at any time following its execution but prior to the closing of the rights offering by:

   . the mutual consent of our company and the Apollo Shareholders;

   . either our company or the Apollo Shareholders if the closing date of the rights offering does not occur on or before October 15, 2002, except where the party seeking termination has caused the failure of the closing date of the rights offering to occur by October 15, 2002;

   . either our company or the Apollo Shareholders if any governmental entity has issued a final and nonappealable order enjoining the issuance of the subscription rights and shares of common stock or the consummation of the rights offering;

   . by the Apollo Shareholders if:

 --any of the representations and warranties of our company fails to be true and correct and such failure causes a material adverse effect on our company; or

 --our company breaches or fails to comply in any material respect with its obligations under the securities purchase agreement and does not cure such breach or failure within 15 days after receipt of written notice from the Apollo Shareholders; and

   . by our company if:

 --any of the representations and warranties of the Apollo Shareholders fails to be true and correct and such failure causes a material adverse effect on our company; or

 --the Apollo Shareholders breach or fail to comply in any material respect with their obligations under the securities purchase agreement and do not cure such breach or failure within 15 days after receipt of written notice from our company.

                 OTHER AGREEMENTS WITH THE APOLLO SHAREHOLDERS

Investor's Rights Agreement

   The following is a summary of the investor's rights agreement dated as of February 22, 2000, between our company and the Apollo Shareholders.

   Preemptive Rights. For so long as the Apollo Shareholders hold common stock equivalents (including 7.25% convertible participating preferred stock, series c convertible participating preferred stock, common stock or any security representing the right to receive common stock) representing at least 25% of the shares of common stock issuable upon conversion of the 7.25% convertible participating preferred stock initially acquired by the Apollo Shareholders, the Apollo Shareholders will have, subject to certain exceptions, the first right to purchase all of any future issuance by us of equity securities, any debt security convertible into or exchangeable for any equity security, or any option, warrant, or other right to subscribe for or purchase any such equity or debt security.

   If the Apollo Shareholders choose not to purchase the offered securities and we sell all of the offered securities to a third party on the same terms, then the Apollo Shareholders will have the right to purchase a proportionate amount of such offered securities which represents the Apollo Shareholder's total ownership percentage of our outstanding common stock (including securities convertible into common stock). Further, any offered securities not purchased must again be re-offered to the Apollo Shareholders before being sold to a third party.

   Information Rights. The investor's rights agreement requires us and each of our subsidiaries to afford the Apollo Shareholders and their affiliates and representatives reasonable access to all of our and our subsidiaries' books, records and properties and all of our and our subsidiaries' officers and employees. We must also furnish the Apollo Shareholders with:

    . monthly financial reports (including consolidated balance sheets and consolidated statements of income of our company and our subsidiaries);

    . quarterly financial reports (including consolidated balance sheets, consolidated statements of income and cash flows of our company and our subsidiaries and a report by our management of the operating and financial highlights of our company and our subsidiaries); and

    . an annual audit (including audited consolidated financial statements which shall include statements of income, cash flows and changes in shareholders' equity and a consolidated balance sheet of our company and our subsidiaries).

   In addition, promptly upon becoming available, we must provide the Apollo Shareholders with:

    . copies of all documents sent by us to our investors generally or released to the public;

    . copies of all regular and periodic reports filed by us with the SEC, any securities exchange or the NYSE;

    . notification in writing of any litigation or governmental proceeding in which we or any of our subsidiaries is involved and which could reasonably be expected to materially and adversely affect us or any of our material subsidiaries;

    . notification in writing of the existence of any default under any material agreement or instrument to which we or any of our subsidiaries is a party or by which any of their assets is bound;

    . upon request, copies of all reports prepared for or delivered to our management by our accountants; and

    . upon request, any other routinely collected financial or other information available to our management.

   Registration Rights. We have agreed to register for resale under the Securities Act of 1933, as amended, all shares of our common stock now owned or hereafter acquired by the Apollo Shareholders (including those shares issuable upon the conversion of the 7.25% convertible participating preferred stock) with an aggregate fair market value of at least $25 million (or if all such shares held by the Apollo Shareholders have a fair market value of less than $25 million, all such shares) upon the request of holders of at least 20% of our common stock issued to the Apollo Shareholders. In addition, if we register our own securities we will be required to use our best efforts to register all common stock now owned or hereafter acquired by the Apollo Shareholders (including those shares issued upon conversion of the 7.25% convertible participating preferred stock) upon the request of such Apollo Shareholders. These registration rights are transferable and the shares being registered by the Apollo Shareholders in any such registered offering have priority over other shares if the underwriters decide to limit the size of the registered offering.

   Representation on the Board of Directors. Pursuant to the investor's rights agreement, the Apollo Shareholders may designate for election directors to our board as follows:

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 50% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may designate for election the greater of three directors or 30% of the board, rounded up to the nearest whole director;

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 25% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may designate for election 22% of the board, rounded up to the nearest whole director; and

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 12.5% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may designate for election 15% of the board, rounded up to the nearest whole director.

   The investor's rights agreement provides that, for so long as the Apollo Shareholders own common stock representing 5% or more of the outstanding common stock, the Apollo Shareholders may designate one member to the board of directors.

   The holders of the 7.25% convertible participating preferred stock are entitled to representation on every committee of our board in proportion to their percentage representation on our board.

   The Apollo Shareholders' rights to designate members of our board for election as provided in the investor's rights agreement shall not be operative so long as the Apollo Shareholders have the right to elect directors as the sole holders of the 7.25% convertible participating preferred stock.

   Certain Consent Rights of the Apollo Shareholders. Until February 22, 2012 and for so long as the Apollo Shareholders hold in the aggregate 7.25% convertible participating preferred stock representing 25% of their original investment in the 7.25% convertible participating preferred stock or, if the 7.25% convertible participating preferred stock has been converted into shares of common stock after the receipt by the holders of notice of our intention to redeem the 7.25% convertible participating preferred stock pursuant to the statement of designation, then for two years from the date of conversion, for so long as the Apollo Shareholders hold common stock equivalents equal to 25% of the common stock underlying their original investment, we may not take, agree, or commit to take any of the following actions without the prior written consent of the Apollo Shareholders:

   . except under limited circumstances, merge or consolidate with any person or sell all or substantially all of our assets;

   . enter into any transaction with certain of our affiliates unless such transaction is in the ordinary course of business and on fair and reasonable terms;

   . engage in any business other than the facilities services industry;

   . effect, approve, or authorize any liquidation or any recapitalization, other than any liquidation or recapitalization of any wholly-owned subsidiary;

   . amend, supplement, or waive any of the terms or conditions of any agreement between us and a shareholder with respect to the retention by the shareholder of shares of our capital stock unless such amendment, supplement, or waiver pertains to an agreement with a non-employee of ours and involves less than 10,000 shares of common stock;

   . acquire or dispose of businesses or assets, directly or indirectly, where the aggregate value of such acquisitions would exceed 2.0% of our total assets and the aggregate value of such dispositions would exceed 2.5% of our total assets;

   . hire or fire, or make certain amendments to the employment terms of, our chairman of the board or our chief executive officer or the top two of our executive officers, if different;

   . incur or refinance any indebtedness, except under certain specific circumstances;

   . make any capital expenditures exceeding $10 million or a combination of capital expenditures in any year exceeding 1.75% of budgeted gross revenues;

   . except under limited circumstances, create or acquire any interest in subsidiaries other than wholly-owned subsidiaries; or

   . adopt or amend certain equity-linked compensation or benefit plans or make individual bonus payments exceeding $250,000.

   Until February 22, 2012, if the holders have converted their shares of 7.25% convertible participating preferred stock into common stock after receipt of notice of our intention to redeem the 7.25% convertible participating preferred stock and two years have elapsed since the date of such conversion, for so long as the Apollo Shareholders hold at least 10% of the outstanding common stock, we may not take any of the following actions, without the prior written consent of the Apollo Shareholders:

   . except under limited circumstances, merge or consolidate with any person, or sell all or substantially all of our assets;

   . enter into any transaction with certain of our affiliates unless such transaction is in the ordinary course of business and on fair and reasonable terms;

   . effect, approve, or authorize any liquidation or any recapitalization, other than any liquidation or recapitalization of any wholly-owned subsidiary; or

   . hire or fire, or make certain amendments to the employment terms of, our chairman of the board or our chief executive officer or the top two of our executive officers, if different.

   The Company's Special Redemption Option. If we request that the Apollo Shareholders consent to our merger or consolidation with a third party and the Apollo Shareholders do not consent to the proposed transaction, then we may consummate the proposed transaction without the consent of the Apollo Shareholders, provided that we purchase from the Apollo Shareholders all of the shares of 7.25% convertible participating preferred stock and the shares of common stock it received upon conversion of the 7.25% convertible participating preferred stock. The purchase price for the 7.25% convertible participating preferred stock and shares of common stock received upon its conversion is an amount that provides to the Apollo Shareholders a 25% annual rate of return compounded quarterly on the original cost of the shares of 7.25% convertible participating preferred stock, such return to be calculated from February 22, 2000 through the date of consummation of the proposed transaction. The Apollo Shareholders have agreed to vote their shares of capital stock in favor of any proposed transaction as to which we have determined to purchase the shares on this basis.

   Voting Agreement. The Apollo Shareholders have agreed not to enter into any agreement or arrangement that confers on any other person or entity, other than an affiliate of the Apollo Shareholders, the right to vote shares of the 7.25% convertible participating preferred stock or the common stock received upon exercise of the 7.25% convertible participating preferred stock owned by the Apollo Shareholders.

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                         DESCRIPTION OF CAPITAL STOCK

   As of September 13, 2002, our authorized capital stock consisted of 200,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share, of which 275,000 shares have been designated as 7.25% convertible participating preferred stock. As of that date, we had 64,998,700 shares of common stock outstanding and 256,191 shares of 7.25% convertible participating preferred stock outstanding. If the proposal to amend our amended and restated articles of incorporation is adopted by our shareholders and effected by us, then our authorized capital stock will consist of 275,000,000 shares of common stock and 50,000,000 shares of preferred stock. The following is a summary of the material terms of our capital stock. This summary does not purport to be complete or to contain all the information that may be important to you, and is qualified in its entirety by reference to our amended and restated articles of incorporation, or our articles of incorporation, and bylaws, the statements of designation for our 7.25% convertible participating preferred stock and our series c convertible participating preferred stock, and the investor's rights agreement with the Apollo Shareholders. We encourage you to read the provisions of these documents to the extent they relate to your individual investment strategy. Copies of our articles of incorporation and the statement of designation for our series c convertible participating preferred stock are exhibits to our registration statement on Form S-3 of which this prospectus is a part. Copies of the statement of designation for our 7.25% convertible participating preferred stock and the investor's rights agreement are filed as exhibits to our annual report on Form 10-K for the year ended December 31, 1999. A copy of our bylaws, as amended, is filed as an exhibit to our annual report on Form 10-K/A for the year ended December 31, 1998.

Preferred Stock

   Our articles of incorporation authorize us to issue preferred stock in one or more series having designations, rights, and preferences determined from time to time by our board of directors. Accordingly, subject to applicable stock exchange rules and the terms of existing preferred stock, our board of directors is empowered, without the approval of the holders of common stock, to issue shares of preferred stock with dividend, liquidation, conversion, voting, or other rights that could adversely affect the voting power or other rights of the holders of common stock. Currently, we have two series of preferred stock that are outstanding or proposed to be issued: the outstanding 7.25% convertible participating preferred stock and the proposed series c convertible participating preferred stock. The terms of the 7.25% convertible participating preferred stock and series c convertible participating preferred stock are discussed below. In some cases, the issuance of preferred stock could delay a change of control of us or make it harder to remove present management. In addition, the voting and conversion rights of a series of preferred stock could adversely affect the voting power of our common shareholders. Preferred stock could also restrict dividend payments to holders of our common stock. Although we have no present intention to create any new series or issue any additional shares of preferred stock except as noted in this prospectus, we could do so at any time in the future, subject to the rights of holders of our existing preferred stock.

7.25% Convertible Participating Preferred Stock

   Our board of directors has designated 275,000 of our authorized shares of preferred stock as 7.25% convertible participating preferred stock pursuant to a statement of designation filed with the Secretary of State of Texas. Currently, 256,191 shares of 7.25% convertible participating preferred stock are outstanding, all of which are held by the Apollo Shareholders.

   Conversion Rights. At the holder's election, each share of 7.25% convertible participating preferred stock is convertible into a number of shares of common stock determined by dividing:

   . the $1,000 liquidation preference, plus the amount of all accrued and unpaid dividends;

   . by the conversion price of $14.00, subject to adjustment.

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   The price per share of common stock into which the 7.25% convertible participating preferred stock is convertible is subject to adjustment under certain circumstances, including the following:

   . until August 22, 2002, issuances (or deemed issuances) of common stock without consideration or for consideration that is less than the greater of the applicable conversion price and the per share fair market value of the common stock; and

   . after August 22, 2002, issuances (or deemed issuances) of common stock without consideration or for consideration that is less than the per share fair market value of the common stock.

   Dividends. The 7.25% convertible participating preferred stock bears a preferred cumulative dividend at the rate of 7.25% per year and a default rate of 9.25% during the continuation of any event of non-compliance. Until February 22, 2003, dividends may be paid quarterly in cash or accumulated at our option. Thereafter, dividends to the Apollo Shareholders must be paid quarterly in cash or an event of non-compliance will have occurred.

   The 7.25% convertible participating preferred stock is also entitled to share in any dividends we may declare on our common stock. If we declare a dividend on our common stock, the holders of the 7.25% convertible participating preferred stock will have the option to:

   . receive the dividend that the holder would have received had the holder's
     7.25% convertible participating preferred stock been converted into common stock immediately prior to the record date of such common stock dividend; or

   . reduce the conversion price of the holder's 7.25% convertible participating preferred stock by the per share amount of such common stock dividend.

   If a change of control of us occurs prior to February 22, 2005, then the holders of the 7.25% convertible participating preferred stock shall receive, out of legally available funds, all accrued and unpaid dividends as of the date of the change of control, plus the lesser of:

   . all dividends that would have accrued from the date of the change of control through February 22, 2005; and

   . all dividends that would have accrued from the date of the change of control through the date that is two and one-half years from the date of the change of control.

   Liquidation Preference. Each share of 7.25% convertible participating preferred stock has a liquidation preference in an amount equal to the greater of:

   . $1,000, plus all accrued and unpaid dividends; and

   . the amount the holder would have received if such holder had converted such share into shares of common stock immediately prior to such liquidation.

   If we liquidate, no distribution may be made to the holders of our common stock or the holders of any other class or series of our capital stock ranking junior to the 7.25% convertible participating preferred stock until the holders of the 7.25% convertible participating preferred stock have received their liquidation preference.

   Representation on the Board of Directors. The holders of the 7.25% convertible participating preferred stock may elect directors to our board as follows:

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 50% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may elect the greater of three directors or 30% of the board, rounded up to the nearest whole director;

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

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 25% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may elect 22% of the board, rounded up to the nearest whole director; and

   . for so long as the Apollo Shareholders hold in the aggregate common stock equivalents equal to at least 12.5% of the common stock equivalents represented by their initial investment in the 7.25% convertible participating preferred stock, the Apollo Shareholders may elect 15% of the board, rounded up to the nearest whole director.

   The holders of the 7.25% convertible participating preferred stock are entitled to representation on every committee of our board in proportion to their percentage representation on our board.

   In addition, upon the occurrence of any of the following events of non-compliance until such event of non-compliance is remedied, holders of a majority of the shares of the 7.25% convertible participating preferred stock may designate a number of individuals that, when combined with the directors they are already entitled to elect, will constitute a majority of our board of directors:

   . we fail to pay the dividends or distributions required to be paid on the 7.25% convertible participating preferred stock within ten days after notice of such failure;

   . we fail to pay the full redemption price for the 7.25% convertible participating preferred stock when due as noted under "Redemption" below;

   . any breach by us of our obligations to obtain the approval of the holders of the 7.25% convertible participating preferred stock as required by the statement of designation;

   . any material and intentional breach by us of any of the terms and conditions of the investor's rights agreement or any material breach of the statement of designation of the 7.25% convertible participating preferred stock;

   . any payment default or any other default giving rise to a right of acceleration, under any of our indebtedness that has an aggregate principal amount outstanding of greater than $10 million as of the date of such event of default;

   . we voluntarily commence certain bankruptcy-related proceedings; or

   . any involuntary proceeding is commenced with respect to us and any such proceeding remains unstayed for a period of sixty consecutive days.

   Redemption. The 7.25% convertible participating preferred stock is subject to mandatory and optional redemption. On February 22, 2012, we must redeem all outstanding shares of 7.25% convertible participating preferred stock at a price per share equal to the liquidation amount as of that date.

   At any time after February 22, 2005, we may elect to redeem all, but not less than all, of the outstanding shares of 7.25% convertible participating preferred stock at a price per share equal to:

   . 103% of the liquidation amount as of the redemption date, if the redemption occurs on or after February 22, 2005 but before February 22, 2006;

   . 102% of the liquidation amount as of the redemption date, if the redemption occurs on or after February 22, 2006 but before February 22, 2008; or

   . 101% of the liquidation amount as of the redemption date, if the redemption occurs on or after February 22, 2008 but before February 22, 2012.

Each holder of 7.25% convertible participating preferred stock may elect to have any or all of such holder's shares redeemed effective after the consummation of a sale of the company, the liquidation of the company or other similar change of control of the company for a price equal to 101% of the liquidation amount at that time:

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

   Voting Rights. Holders of the 7.25% convertible participating preferred stock are entitled to vote, together with the holders of the common stock (voting as a single class), on all matters presented to the holders of the common stock. Each share of 7.25% convertible participating preferred stock entitles the holder to cast the number of votes such holder would have been entitled to cast had such holder converted such share of 7.25% convertible participating preferred stock into shares of common stock as of the record date for determining eligibility for such vote. As of September 13, 2002, the holders of 7.25% convertible participating preferred stock are entitled to an aggregate of approximately 21,997,924 votes, representing approximately 25.3% of the voting power of our outstanding securities.

   In addition, so long as any shares of 7.25% convertible participating preferred stock are outstanding, neither we nor any of our subsidiaries may take any of the following actions without the consent of the holders of at least a majority of the outstanding shares of 7.25% convertible participating preferred stock:

   . authorize or issue any securities equal in priority with or senior to, or which in any manner has a material adverse effect on, the rights, preferences, or remedies of the holders of the 7.25% convertible participating preferred stock or authorize or issue new shares of 7.25% convertible participating preferred stock;

   . amend the terms of the 7.25% convertible participating preferred stock or amend the terms of our articles of incorporation or bylaws in a manner that would adversely affect the rights, preferences, and privileges of the holders of the 7.25% convertible participating preferred stock;

   . declare or pay any dividend on, or purchase or redeem, any shares of any capital stock ranking junior to the 7.25% convertible participating preferred stock, or any warrants or options to purchase any of our capital stock, except that we may declare or pay any dividend on or repurchase our common stock if the amount, when combined with the sum of all other dividends declared or paid on, plus all amounts paid in the repurchase of, the common stock in the preceding twelve month period, does not exceed 5% of the aggregate fair market value of the common stock at the time of the declaration or payment of the dividend or commitment to repurchase;

   . agree to any provision in any agreement that would by its terms impose any restriction on our ability to honor the exercise of any rights of the holders of the 7.25% convertible participating preferred stock; or

   . enter into any transaction with certain affiliates unless such transaction is in the ordinary course of business and on fair and reasonable terms.

Series C Convertible Participating Preferred Stock

   Currently, none of the shares of series c convertible participating preferred stock is outstanding. In accordance with our securities purchase agreement with the Apollo Shareholders, to the extent shares of common stock subscribed for purchase by the Apollo Shareholders are needed to satisfy the subscriptions (including over-subscriptions) of other rights holders, the Apollo Shareholders have agreed to purchase shares of series c convertible participating preferred stock at $1.10 per share, being the aggregate subscription price of the two shares of common stock into which each share of series c convertible participating preferred stock is convertible, in lieu of shares of common stock. To the extent required to comply with the terms of the securities purchase agreement upon the closing of the transactions contemplated in that agreement, our board of directors will designate up to 28,352,190 of our authorized shares of preferred stock as series c convertible participating preferred stock.

   Conversion Rights. To the extent we have authorized and unreserved shares of common stock available, each share of series c convertible participating preferred stock will immediately convert into two shares of common stock, subject to adjustment for:

   . stock splits and reverse stock splits of the common stock; and

   . the conversion or exchange of shares of common stock for other securities in connection with a capital reorganization, reclassification of stock, merger, or consolidation.

   Dividends. The series c convertible participating preferred stock is entitled to share in any dividends we may declare on our common stock based upon the number of shares of common stock into which it is convertible.

   Liquidation Preference. Each share of series c convertible participating preferred stock has a liquidation preference in an amount equal $0.02, plus all accrued and accumulated unpaid dividends on such shares. Upon liquidation, the payment of the liquidation preference on the series c convertible participating preferred stock will occur after payment, or provision for payment, is made to our creditors and the holders of our 7.25% convertible participating preferred stock. If we liquidate, no distribution may be made to the holders of our common stock and any other class or series of our capital stock (other than the 7.25% convertible participating preferred stock) until the holders of the series c convertible participating preferred stock have received their liquidation preference.

   Voting Rights. Holders of the series c convertible participating preferred stock are entitled to vote, together with the holders of our common stock (voting as a single class), on all matters presented to the holders of the common stock. Each share of series c convertible participating preferred stock entitles the holder to cast the number of votes such holder would have been entitled to cast had such holder converted such share of series c convertible participating preferred stock into shares of common stock as of the record date for determining eligibility for such vote.

   Miscellaneous. The terms of the series c convertible participating preferred stock do not entitle the holders thereof to preemptive, subscription, or redemption rights.

Common Stock

   Voting Rights. Each share of our common stock is entitled to one vote in the election of directors and other matters. A majority of shares of our voting stock constitutes a quorum at any meeting of shareholders. Common shareholders are not entitled to cumulative voting rights.

   Dividends. Subject to the preferential rights of any outstanding shares of preferred stock and the restrictive terms of our bank credit facility, which prohibits the payment of dividends, dividends may be paid to holders of common stock as may be declared by our board of directors out of funds legally available for that purpose. We do not intend to pay dividends at the present time or in the foreseeable future.

   Liquidation. If we liquidate, dissolve or wind-up our business, either voluntarily or not, common shareholders will receive pro-rata all assets remaining after we pay our creditors and satisfy the liquidation preference of our preferred shareholders.

   Miscellaneous. Holders of common stock have no preemptive, subscription, redemption, or conversion rights.

   The transfer agent and registrar for the common stock is Mellon Investor Services LLC.

Other Provisions with Anti-Takeover Implications

   Texas Business Corporation Act. We are a Texas corporation. The Texas Business Corporation Act contains certain provisions that, in addition to the Apollo Shareholders' substantial investment in us, could discourage potential takeover attempts and make it more difficult for our shareholders to change management or receive a premium for their shares. These provisions generally prohibit public corporations from engaging in significant business transactions, including mergers, with a beneficial owner of 20% or more of the corporation's stock for a period of three years after the holder exceeds that ownership level, unless:

  . the board approves either the transaction in question or the acquisition of shares by the affiliated stockholder prior to the interested stockholder's share acquisition date; or

  . the transaction is approved by the holders of at least two-thirds of the corporation's outstanding voting shares not beneficially owned by the affiliated stockholder or its affiliates or associates, at a meeting of stockholders not less than six months after the affiliated stockholder's share acquisition date.

   These provisions of the Texas Business Corporation Act do not apply to the rights offering and the $35 million purchase by the Apollo Shareholders because the initial purchase of shares of 7.25% convertible participating preferred stock, representing more than 20% of own outstanding voting shares, by the Apollo Shareholders was approved by our board of directors prior to such purchase.

   Super Majority Voting Provisions. Our articles of incorporation require, among other things, the approval of at least 80% of our voting securities for business combinations with, or the acquisition of voting securities valued at more than 20% of our total consolidated assets from, interested shareholders (owners of 10% of our voting securities) and related persons (the owners of 5% of our voting securities), respectively. The special voting provisions are not applicable to the proposed transactions with the Apollo Shareholders because the value of the transaction is less than 20% of our total consolidated assets of June 30, 2002. Additionally, the transactions with the Apollo Shareholders do not involve their sale of our voting securities to us.

             CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

   The following discussion is a summary of the material federal income tax consequences of the rights offering to holders of common stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date of this prospectus, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons, which is defined as a citizen or resident of the United States, a domestic partnership, a domestic corporation, any estate (other than a foreign estate), and any trust so long as a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust. Generally, for federal income tax purposes an estate is classified as a "foreign estate" based on the location of the estate assets, the country of the estate's domiciliary administration, and the nationality and residency of the domiciliary personal representative.

   This discussion does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, holders of outstanding convertible participating preferred stock, options or warrants, holders who are dealers in securities or foreign currency, foreign persons (defined as all persons other than U.S. persons), insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired common stock pursuant to the exercise of compensatory stock options or warrants or otherwise as compensation.

   We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the rights offering or the related share issuance. The following summary does not address the tax consequences of the rights offering or the related share issuance under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE RIGHTS OFFERING OR THE RELATED SHARE ISSUANCE TO SUCH HOLDER.

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

   The federal income tax consequences for a holder of common stock on a receipt of subscription rights under the rights offering should be as follows:

   . A holder should not recognize taxable income for federal income tax purposes in connection with the receipt of subscription rights in the rights offering.

   . Except as provided in the following sentence, the tax basis of the subscription rights received by a holder in the rights offering should be zero. If either (a) the fair market value of the subscription rights on the date such subscription rights are distributed is equal to at least 15% of the fair market value on such date of the common stock with respect to which the subscription rights are received or (b) the holder elects, by attaching a statement to its federal income tax return for the taxable year in which the subscription rights are received, to allocate part of the tax basis of such common stock to the subscription rights, then upon exercise of the subscription rights, the holder's tax basis in the common stock should be allocated between the common stock and the subscription rights in proportion to their respective fair market values on the date the subscription rights are distributed. A holder's holding period for the subscription rights received in the rights offering should include the holder's holding period for the common stock with respect to which the subscription rights were received.

   . A holder that allows the subscription rights received in the rights offering to expire should not recognize any gain or loss, and the tax basis of the common stock owned by such holder with respect to which such subscription rights were distributed should be equal to the tax basis of such common stock immediately before the receipt of the subscription rights in the rights offering.

   . A holder should not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering.

   . The tax basis of the common stock acquired through exercise of the subscription rights should equal the sum of the subscription price for the common stock and the holder's tax basis, if any, in the subscription rights as described above.

   . The holding period for the common stock acquired through exercise of the subscription rights should begin on the date the subscription rights are exercised.

                                 LEGAL MATTERS

   The validity of the shares of common stock offered hereby will be passed upon for us by Bracewell & Patterson, L.L.P., Houston, Texas.

                                    EXPERTS

   The consolidated balance sheets of Encompass Services Corporation as of December 31, 2001 and 2000 and the related consolidated statements of operations, shareholders' equity and other comprehensive income and cash flows for each of the years then ended, have been incorporated by reference into this prospectus in reliance upon the report of KPMG LLP, independent accountants, incorporated by reference into this prospectus, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2001 consolidated financial statements refers to a change in the method of accounting for derivative instruments and hedging activities.

   The consolidated statements of operations, of shareholders' equity and other comprehensive income and of cash flows for the year ended December 31, 1999, incorporated in this prospectus by reference to the company's Form 10-K/A dated July 1, 2002, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

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                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this prospectus is an important part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information as well as the information included in this prospectus. Specifically, we are incorporating by reference the documents listed below and any future filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

   . Our Annual Report on Form 10-K for the year ended December 31, 2001, as amended by our Forms 10-K/A dated April 1, 2002 and July 1, 2002;

   . Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002; and

   . Our Current Reports on Form 8-K filed with the SEC on June 28, 2002, July
     16, 2002, August 12, 2002, August 14, 2002, August 15, 2002 and September
     4, 2002.

   We will provide a copy of any document incorporated by reference into this prospectus and any exhibit specifically incorporated by reference in those documents, without charge, by request directed to us at the following address and telephone number:

                        Encompass Services Corporation
                         3 Greenway Plaza, Suite 2000
                             Houston, Texas 77046
                         Attention: Investor Relations
                                 713-860-0100

                      WHERE YOU CAN FIND MORE INFORMATION

   You may read and copy any document we file with the SEC at its public reference room located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

   Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms and their copy charges. Our SEC filings are also available to the public on the SEC's web site at http://www.sec.gov and through the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005, on which our shares of common stock are traded.

   We have filed with the SEC a registration statement on Form S-3 under the Securities Act of 1933 regarding this rights offering. This prospectus does not contain all of the information set forth in the registration statement and its exhibits.

                          FORWARD-LOOKING STATEMENTS

   This document and the information incorporated by reference contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, based on information currently available to management. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "should," "may," "will," "objective," "projection," "forecast," "management believes," "continue," "strategy," "position" or the negative of those terms or other variations of them or by comparable terminology. In particular, statements, express or implied, concerning future operating results or the ability to generate sales, income or cash flow are forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of our operations set forth in this document under:

   . Summary;

   . Risk Factors; and

   . Capitalization.

and in the documents incorporated by reference under the captions:

   . Description of Business; and

   . Management's Discussion and Analysis of Financial Condition and Results of
     Operations.

   Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Our future results may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond management's ability to control or predict. These statements are necessarily based upon various assumptions involving judgments with respect to the future including, among others:

   . the sale of $35 million of our voting securities to the Apollo
     Shareholders pursuant to the securities purchase agreement;

   . the prepayment of $31 million of indebtedness under our bank credit facility by October 15, 2002;

   . the ability to achieve synergies and revenue growth;

   . national, regional and local economic, competitive and regulatory conditions and developments;

   . technological developments;

   . capital market conditions;

   . inflation rates;

   . interest rates;

   . weather conditions;

   . the timing and success of integration and business development efforts;

   . the impact of a national energy policy; and

   . other uncertainties,

all of which are difficult to predict and many of which are beyond management's control. You are cautioned not to put undue reliance on any forward-looking statements.

   You should understand that the foregoing important factors, in addition to those discussed elsewhere in this document, including those under the heading "Risk Factors" beginning on page 3, could affect our future results and could cause results to differ materially from those expressed in such forward-looking statements.

                                                                        ANNEX A

                                LEHMAN BROTHERS

                                                                  June 25, 2002

Special Committee of the Board of Directors
Encompass Services Corporation
8 Greenway Plaza
Suite 1500
Houston, TX 77048

Members of the Special Committee of the Board:

   We understand that Encompass Services Corporation ("Encompass" or the "Company") intends to effect a $50,000,000 rights offering (the "Rights Offering") in which the Company will distribute non-transferable rights ("Purchase Rights") to purchase shares of the Company's common stock (the "Common Stock") to the holders of Common Stock and the holders of shares of the Company's 7.25% Convertible Preferred Stock (the "Preferred Stock") at a per share price (the "Subscription Price") equal to the lower of (i) $0.70 per share of Common Stock (or share of Common Stock underlying the Series C Preferred Stock) and (ii) the average of the closing prices of the Common Stock on the New York Stock Exchange over a period of ten (10) business days beginning on the first business day after the public announcement of the Rights Offering; provided, that if such average is less than $0.55, the Subscription Price will be $0.55. We further understand that the Company, Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (collectively, "Apollo IV") intend to enter into a Securities Purchase Agreement, dated June 27, 2002 (the "Agreement"), pursuant to which Apollo IV through the exercise of Purchase Rights (and to the extent necessary, through additional purchases) will buy a number of shares of Common Stock and, if there are not sufficient shares of authorized Common Stock available, shares of the Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred Stock"), such that the number of shares of Common Stock and shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock purchased by Apollo IV equal $35,000,000 divided by the Subscription Price (the "Proposed Transaction"). We further understand that in the Proposed Transaction Apollo IV will purchase each share of Common Stock at the Subscription Price, and if necessary, each share of Series C Preferred Stock at two times the Subscription Price. We further understand that the principal terms of the Series C Preferred Stock and the Common Stock are substantially identical except that, (i) the Series C Preferred Stock has a $0.02 per share liquidation preference over the Common Stock, (ii) each share of Series C Preferred Stock automatically converts into 2 shares of Common Stock (subject to customary anti-dilution provisions) once the Company has sufficient available authorized shares of Common Stock to permit conversion and (iii) each share of Series C Preferred Stock votes on an as converted basis with the Common Stock. We understand that concurrent with the Rights Offering, the Company is soliciting its shareholders to approve the purchase of additional shares of Common Stock by Apollo IV. We also understand that the number of shares of Common Stock beneficially owned by Apollo IV and certain of its affiliates as of March 31, 2002 consisted of 21,293,269 shares of Common Stock issuable upon conversion of the shares of Preferred Stock currently held by Apollo IV and certain of its affiliates and 1,287,500 shares of Common Stock that may be purchased pursuant to warrants (the "Existing Warrants") for an aggregate beneficial ownership interest of approximately 26.1%. We also understand that Apollo IV has appointed three directors to the Board of Directors of the Company. The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and the Statement of Designation of the Series C Preferred Stock.

   We further understand that prior to or concurrent with the consummation of the Proposed Transaction, Encompass and its senior lenders will amend certain restrictive covenants contained in the credit agreement among the Company and the lenders named therein (as amended on November 9, 2001, the "Credit Agreement") so that, among other things, the Company will not be in violation of its financial covenants as of June 30, 2002 and will, therefore, not be in default under the Credit Agreement. The Proposed Transaction is conditioned on such amendment of the Credit Agreement.

   We have been requested by the Special Committee of the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company of the consideration to be received by the Company in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, (i) the Company's underlying business decision to proceed with or effect the Rights Offering or the Proposed Transaction, (ii) the proposed amendment to the Credit Agreement,
(iii) the long term financial viability of the Company or (iv) whether or not a shareholder should exercise the Purchase Rights distributed to such shareholder.

   In arriving at our opinion, we reviewed and analyzed: (1) the Agreement, a draft of the Statement of Designation of the Series C Preferred Stock, and the specific terms of the Proposed Transaction and the Rights Offering, (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including information with respect to the Company's anticipated capital and investment expenditures, debt payments and working capital requirements, (4) financial projections of the Company prepared by management of the Company (the "Projections"), (5) the trading histories of the Company's common stock and debt securities from April 30, 2001 to the present, (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (7) published reports of third party research analysts with respect to the financial condition and future financial performance of the Company, (8) the current covenants contained in the Credit Agreement and the Company's ability to comply with such covenants, (9) the potential impact on the Company's customers, employees, suppliers, and surety bond providers of a possible default under the Credit Agreement and a lapse or perceived lapse in liquidity available to the Company to carry on its business in the ordinary course, (10) the Company's current liquidity position and its impact on current operations, the Company's ability to meet its cash requirements in the future and alternative sources of liquidity presently available to the Company, (11) the potential availability of, and likely terms associated with, various capital markets financing alternatives that the Company could pursue, (12) the Company's current financial obligations and its ability to meet such obligations from its existing or currently projected operations, (13) the current credit ratings assigned to Encompass' debt securities and the outlook assigned to such securities by the rating agencies, (14) the results of Credit Suisse First Boston Corporation's previous efforts to solicit indications of interest from third parties with respect to an investment in the Company, (15) the pro forma financial consequences to the Company of the Proposed Transaction, and (16) the potential that Apollo IV, following the consummation of the Proposed Transaction and the Rights Offering, may obtain a majority of the voting power of the Company's voting securities. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

   In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Projections, upon advice of the Company we have assumed that such Projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company's management as to the future performance of the Company, and we have relied upon such Projections in performing our analysis. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, the Company has not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to an equity investment in or financing of the Company. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

   Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the consideration to be received by the Company in the Proposed Transaction is fair to the Company.

   We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee upon delivery of this opinion. The Company also has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. We have performed various investment banking services for Apollo IV and its affiliates in the past and have received customary fees for such services. In the ordinary course of our business, we actively trade in the securities of the Company and in securities of companies and other entities in which Apollo IV and its affiliates may have an interest, for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. Certain affiliates of Lehman Brothers invest in funds managed by affiliates of Apollo IV.

   This opinion is for the use and benefit of the Special Committee of the Board of Directors of the Company and is rendered to the Special Committee of the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the purchase of additional shares of Common Stock by Apollo IV or whether or not a shareholder should exercise the Purchase Rights distributed to such shareholder.

                                          LEHMAN BROTHERS

               The Subscription Agent For the Rights Offering is

                               Mellon Bank, N.A.

BY MAIL:                   BY OVERNIGHT COURIER:      BY HAND:
Mellon Bank, N.A.          Mellon Bank, N.A.          Mellon Bank, N.A.
C/O Mellon Investor        C/O Mellon Investor        C/O Mellon Investor
Services LLC               Services LLC               Services LLC
P.O. Box 3301              85 Challenger Road         120 Broadway, 13th Floor
South Hackensack, NJ 07606 Ridgefield Park, NJ 07660  New York, New York 10271
Attention: Reorganization  Attention: Reorganization  Attention: Reorganization
Department                 Department                 Department

                              Call (800) 777-3674

               The Information Agent for the Rights Offering is:

[LOGO] MACKENZIE
       PARTNERS, INC.
                              105 Madison Avenue
                           New York, New York 10016
                         (212) 929-5500 (Call Collect)
                                      or
                         Call Toll-Free (800) 322-2885
                      E-mail: proxy@mackenziepartners.com

                                                                        ANNEX C

                             ARTICLES OF AMENDMENT
                          TO THE AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                        ENCOMPASS SERVICES CORPORATION

   Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation (the "Corporation") hereby adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation (the "Articles of Incorporation").

                                   ARTICLE I

   The name of the Corporation is Encompass Services Corporation.

                                  ARTICLE II

   This amendment deletes the first paragraph of Article IV, "Capital Stock" of the Articles of Incorporation in its entirety and the following is substituted therefore:

                                  "ARTICLE IV

                                 CAPITAL STOCK

           The total number of shares of all classes of stock which the Corporation shall have authority to issue is 325,000,000 which shall be divided into (a) 275,000,000 shares of common stock having a par value of $0.001 per share ("Common Stock") and (b) 50,000,000 shares of preferred stock having a par value of $0.001 per share ("Preferred Stock")."

                                  ARTICLE III

   The amendment to the Articles of Incorporation was adopted by the
shareholders of the Corporation on                , 2002.

                                  ARTICLE IV

   The number of shares of the Corporation outstanding at the time of adoption
of the Amendment was      shares of Common Stock and 256,191 shares of 7.25%
Convertible Participating Preferred Stock; and the number of votes entitled to
be cast by such shares thereon was                   .

                                   ARTICLE V

   The number of shares of the Corporation voted for the Amendment was and the number of shares of the Corporation voted against the
Amendment was          .

Dated:               , 2002

                                        ENCOMPASS SERVICES CORPORATION

                                        By:
                                            ------------------------------------
                                            Gray H. Muzzy,
                                            Senior Vice President and Secretary

                                                                        ANNEX D

                             ARTICLES OF AMENDMENT
                          TO THE AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                        ENCOMPASS SERVICES CORPORATION

   Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation (the "Corporation") hereby adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation (the "Articles of Incorporation").

                                   ARTICLE I

   The name of the Corporation is Encompass Services Corporation

                                  ARTICLE II

   This amendment adds the following new numbered paragraph 7 as the final paragraph of Article IV, "Capital Stock":

                                  "ARTICLE IV

                                 CAPITAL STOCK

          7.  Second Reverse Stock Split.  At 5:00 p.m. Houston Time on
               , 200_ (the "New Effective Date"), each share of the Corporation's Common Stock, par value $.001 per share, issued and outstanding at that time (the "Pre-Split Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified and changed into [between .2 and .066667] of a share of the Corporation's Common Stock, par value $.001 per share (the "Post-Split Common Stock"), subject to the payment of cash in lieu of fractional share interests as described below. Each holder of a certificate or certificates, which immediately prior to the New Effective Date represented outstanding shares of Pre-Split Common Stock (the "Pre-Split Certificates", whether one or more) shall be entitled to receive, upon surrender of such Pre-Split Certificates to the exchange agent appointed by the Corporation (the "New Exchange Agent") for cancellation, a certificate or certificates (the "Post-Split Certificates," whether one or more) representing the number of whole shares of Post-Split Common Stock into which and for which the shares of Pre-Split Common Stock represented by such Pre-Split Certificates so surrendered are reclassified under the terms hereof. From and after the New Effective Date, Pre-Split Certificates shall represent only the right to receive the appropriate number of Post-Split Certificates (subject to the payment of cash in lieu of fractional share interests, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in Post-Split Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Pre-Split Certificates shall receive, in lieu of any fraction of a share of Post-Split Common Stock to which the holder would otherwise be entitled, a cash payment equal to the product of such fraction multiplied by the closing price of the Common Stock on the New York Stock Exchange on the New Effective Date (or, in the event the Common Stock is not so traded on the New Effective Date, such closing price on the next preceding day on which such stock is traded) (the "Pre-Split Closing

       Price"). If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of Post-Split Common Stock for which Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so surrendered. In the event that the New Exchange Agent determines that a holder of Pre-Split Certificates has not tendered to the Corporation all of his, her or its certificates for exchange, then the New Exchange Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the Pre-Split Closing Price. If any Post-Split Certificate is to be issued in a name other than that in which the Pre-Split Certificates surrendered for exchange are issued, the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates so surrendered, or provide funds for their purchase, or establish to the satisfaction of the New Exchange Agent that such taxes are not payable. From and after the New Effective Date the amount of capital represented by the shares of the Post-Split Common Stock into which and for which the shares of Pre-Split Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Pre-Split Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law. The New Exchange Agent shall be Mellon Investor Services LLC or such other agent as the Corporation may appoint for such purpose."

                                  ARTICLE III

   The amendment to the Articles of Incorporation was adopted by the
shareholders of the Corporation on           , 2002.

                                  ARTICLE IV

   The number of shares of the Corporation outstanding at the time of adoption
of the Amendment was      shares of Pre-Split Common Stock and 256,191 shares
of 7.25% Convertible Participating Preferred Stock, par value $.001 per share; and the number of votes entitled to cast by such shares thereon was
            .

                                   ARTICLE V

   The number of shares of the Corporation voted for the Amendment was      and
the number of shares of the Corporation voted against the Amendment was
            .

Dated:           , 200

                                          ENCOMPASS SERVICES CORPORATION

                                          By:________________________________
                                             Gray H. Muzzy,
                                             Senior Vice President and Secretary

             Preliminary Proxy Materials dated September 16, 2002


                        ENCOMPASS SERVICES CORPORATION
                   Proxy for Special Meeting of Shareholders
                               October 15, 2002

                                 Common Stock

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        ENCOMPASS SERVICES CORPORATION

The undersigned hereby appoints Joseph M. Ivey, Jr., Darren B. Miller and Gray
H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation common stock that the undersigned may be entitled to vote at the Special Meeting of Shareholders of Encompass Services Corporation to be held on Tuesday, October 15, 2002, and at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                             FOLD AND DETACH HERE

                        Please Date, Sign and Mail your
                     Proxy Card back as soon as possible!

                        SPECIAL MEETING OF SHAREHOLDERS
                        ENCOMPASS SERVICES CORPORATION

                               October 15, 2002

                                 Common Stock

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

   The Board of Directors recommends that you vote FOR the approval and adoption of all three proposals.
                                                         [X] Please mark
                                                             your votes as
                                                             indicated in
                                                             this example.

The undersigned hereby directs that the proxy be voted as follows:

         FOR      AGAINST      ABSTAIN
          [_]           [_]             [_] 1. The issuance of
                                               $35,000,000 in voting
          [_]           [_]             [_]    securities to the
          [_]           [_]             [_]    Apollo Shareholders.
                                            2. The adoption of an
                                               amendment to our
                                               amended and restated
                                               articles of
                                               incorporation to
                                               increase the number of
                                               shares of common stock
                                               we are authorized to
                                               issue from 200,000,000
                                               to 275,000,000.
                                            3. The approval of the
                                               grant of discretionary
                                               authority to our board
                                               of directors to amend
                                               our amended and
                                               restated articles of
                                               incorporation to
                                               effect a reverse stock
                                               split of our
                                               outstanding common
                                               stock at a ratio
                                               within a range of from
                                               one-for-five to
                                               one-for-fifteen at any
                                               time prior to August
                                               1, 2003.






                                         The signer hereby revokes all proxies
                                         heretofore given by the signer to vote
                                         at said meeting or any adjournment
                                         thereof.



                                         Dated __________________, 2002


                                         ---------------------------------------

                                         ---------------------------------------

                                                      Signature(s)



                                         PLEASE SIGN EXACTLY AS YOUR NAME
                                         APPEARS ON THIS PROXY. JOINT OWNERS
                                         SHOULD EACH SIGN. WHEN SIGNING AS
                                         ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                         TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                         TITLE AS SUCH.

             Preliminary Proxy Materials dated September 16, 2002


                        ENCOMPASS SERVICES CORPORATION
                   Proxy for Special Meeting of Shareholders
                               October 15, 2002

                                Preferred Stock

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        ENCOMPASS SERVICES CORPORATION

The undersigned hereby appoints Joseph M. Ivey, Jr., Darren B. Miller and Gray
H. Muzzy, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Encompass Services Corporation preferred stock that the undersigned may be entitled to vote at the Special Meeting of Shareholders of Encompass Services Corporation to be held on Tuesday, October 15, 2002, and at any adjournment or postponement thereof, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, NO BOXES NEED TO BE CHECKED. REGARDLESS OF HOW YOU VOTE, THE PROXY MUST BE SIGNED TO BE VALID. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                        Please Date, Sign and Mail your
                     Proxy Card back as soon as possible!

                        SPECIAL MEETING OF SHAREHOLDERS
                        ENCOMPASS SERVICES CORPORATION

                               October 15, 2002

                                Preferred Stock

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR the approval and adoption of all three proposals.

                                                         [X] Please mark
                                                             your votes as
                                                             indicated in
                                                             this example.

The undersigned hereby directs that the proxy be voted as follows:

         FOR      AGAINST      ABSTAIN
          [_]           [_]             [_] 1. The issuance of
                                               $35,000,000 in voting
          [_]           [_]             [_]    securities to the
                                               Apollo Shareholders.
                                            2. The adoption of an
                                               amendment to our
                                               amended and restated
          [_]           [_]             [_]    articles of
                                               incorporation to
                                               increase the number of
                                               shares of common stock
                                               we are authorized to
                                               issue from 200,000,000
                                               to 275,000,000.
                                            3. The approval of the
                                               grant of discretionary
                                               authority to our board
                                               of directors to amend
                                               our amended and
                                               restated articles of
                                               incorporation to
                                               effect a reverse stock
                                               split of our
                                               outstanding common
                                               stock at a ratio
                                               within a range of from
                                               one-for-five to
                                               one-for-fifteen at any
                                               time prior to August
                                               1, 2003.





                                         The signer hereby revokes all proxies
                                         heretofore given by the signer to vote
                                         at said meeting or any adjournment
                                         thereof.



                                         Dated __________________, 2002


                                         ---------------------------------------

                                         ---------------------------------------

                                                      Signature(s)



                                         PLEASE SIGN EXACTLY AS YOUR NAME
                                         APPEARS ON THIS PROXY. JOINT OWNERS
                                         SHOULD EACH SIGN. WHEN SIGNING AS
                                         ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                         TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                         TITLE AS SUCH.